UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-2071

Exact name of registrant as specified in charter: Delaware Group Income Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

Item 1.  Reports to Stockholders

Annual Report                           Delaware
                                        Corporate Bond Fund

                                        Delaware Extended Duration
                                        Bond Fund

                                        July 31, 2006









                                        Fixed income mutual funds



[DELAWARE INVESTMENTS LOGO]             [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................8

> Sector/Country allocation and credit rating breakdown .......................9

> Statements of net assets ...................................................11

> Statements of operations ...................................................25

> Statements of changes in net assets ........................................26

> Financial highlights .......................................................27

> Notes to financial statements ..............................................37

> Report of independent registered public accounting firm ....................42

> Other Fund information .....................................................43

> Board of trustees/directors and officers addendum ..........................46

> About the organization .....................................................48


   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

July 31, 2006


Ryan K. Brist

Lead Portfolio Manager of the Funds

What was the investment climate for investment-grade corporate bonds during the fiscal year ended July 31, 2006?

In general, the fiscal year 2006 proved to be a difficult one for investment-grade bond holders as interest rates rose. Fundamentals remained intact for investment-grade corporate bonds, although rising interest rates, a flattening treasury yield curve, and continued shareholder-friendly actions did not foster an environment supportive of the asset class.

During the 12-month period, the U.S. Federal Reserve (Fed) continued to increase interest rates, pushing its overnight lending rate target from 3.25% to 5.25%. One significant effect of the Fed's actions was a flatter yield curve. For example, as the fiscal period began, the 2-year Treasury note yielded 0.27% less than its 10-year counterpart. By July 31, 2006, that gap had compressed to 0.02% (source: Bloomberg).

In addition, the general continuation of shareholder friendly actions, such as dividend increases, share repurchases, corporate mergers, and leveraged buyouts, demonstrated a preference among some corporate management teams for attempting to create shareholder value over paying down debt.

How did the funds perform for the fiscal year ended July 31, 2006?

Delaware Corporate Bond Fund Class A shares returned 0.70% at net asset value and -3.79% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2006. By comparison, the funds comprising the Lipper Corporate Debt BBB-rated Funds Average category returned 0.81% for the same period. The Fund's benchmark, the Lehman Brothers U.S. Credit Index, returned 0.37%.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 4.

With its longer-term profiles, Delaware Extended Duration Bond Fund did not perform as well as Delaware Corporate Bond Fund in the rising interest rate environment. Class A shares returned -2.89% at net asset value and -7.26% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2006. By comparison, the funds comprising the Lipper Corporate Debt BBB-Rated Funds Average category returned 0.81% for the same period. The Fund's benchmark, the Lehman Brothers Long U.S. Credit Index, returned -3.03%.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 6.

What strategies did you implement for the funds during the fiscal year?

One of our primary strategies was simply to invest in, or remain invested in, companies that we believed were fundamentally sound and that we believed would perform well regardless of general economic or industry-related trends.

We continued to invest in a diverse mix of investment grade securities, with a heavier weighting than our benchmark indices in BBB-rated bonds. We also invested a portion of both funds' assets in high yield securities, emerging market securities, and non-U.S. dollar denominated debt.

How did your approach to credit-quality selection influence performance?

Within the investment grade universe (bonds rated BBB and above), higher-quality bonds generally performed best. Therefore, our decision to invest more heavily than the benchmark in bonds with BBB-quality ratings modestly detracted from performance.

On the other hand, our strategy of investing about 20% of each Fund's portfolio in high yield securities during the year helped both funds outperform their respective benchmarks at net asset value. Generally, high yield bonds continued to perform well, even as the

Portfolio management review


Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund


investment-grade universe underperformed. One reason for the success of the high yield sector is that this asset class tends to be less sensitive to interest rate movement. In addition, low default rates and solid demand supported this asset class.

What specific factors contributed positively to performance?

High yielding automobile bonds (General Motors, for example) and other specific bond issues (GMAC, Residential Capital, and Visteon) made positive contributions to the fiscal year returns of both funds. After suffering deep declines in the fourth calendar quarter of 2005, auto industry bonds rebounded nicely in 2006 because of new cost-cutting efforts in the industry, as well as product improvement initiatives.

Among investment grade bonds, the funds' continued to invest more heavily in the airline sector than what is represented in the benchmark indices. Airlines were the top-performing sector within the benchmarks for the period. Specifically, our positions in American Airlines and Continental Airlines performed well.

The funds also realized solid performance from the insurance sector, where investments in property and casualty insurers contributed to performance as the sector recovered from weakness after the 2005 hurricanes.

What factors detracted from performance?

Poor performance during the year was primarily attributable to the selection of individual securities, rather than each Fund's sector positioning or any industry-wide issues. For example, several companies announced that they would engage in leveraged buyouts, and this shareholder friendly news led to poor performance for some of those companies' bonds. Frequently, bondholders will view dividend declarations negatively, as it signals that the company has opted
- at least in the short term - to use its available cash to reward its equity shareholders, rather than to pay off the company's debt.

Specifically, our positions in supermarket retailer Albertson's (later sold by the funds) and energy provider Kinder Morgan each posted disappointing results. Similarly, paper manufacturer Georgia Pacific positions were sold at a loss and detracted from Fund performance.

How were the Funds positioned at the end of the fiscal year?

Our focus at the end of the fiscal year was on two areas that we believed to be attractive from a valuation standpoint: hybrid securities, which typically combine equity and debt characteristics, and Tier 1 securities, which reflect core capital among financial institutions. In particular, we were focused at fiscal year end on securities issued by highly rated insurance companies and U.S., European, and Japanese banks.

Also by year end, our strategy evolved to accommodate changes in the investment environment. The rationale for the funds' allocations to high yield securities at fiscal year end was two-fold. First, we continued to favor a heavier weighting in high quality, shorter-term securities that have the advantage of higher yield over comparative investment-grade debt. We continued to favor bank loans because they offer attractive yields with better recovery rates, more covenant protection, and lower default risk than comparable investment-grade debt. Second, we anticipate exploring the market for securities we believe to be undervalued, specifically in the automotive industry and in certain leveraged buyout situations.

As the fiscal year drew to a close, we had also slightly extended the duration in the funds. As of July 31, 2006, our duration strategy was neutral compared to the benchmarks. We implemented this posture due to the market's expectation for a near-term conclusion to the Federal Reserve's rate-tightening campaign.

Performance summary


Delaware Corporate Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value, as interest rates can rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Corporate Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918 or obtain one online at www.delawareinvestments.com. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

Fund Performance

Average Annual Total Returns
Through July 31, 2006                  1 Year          5 Years          Lifetime
________________________________________________________________________________

Class A (Est. 9/15/98)
Excluding Sales Charge                 +0.70%           +7.04%           +6.47%
Including Sales Charge                 -3.79%           +6.07%           +5.84%
________________________________________________________________________________

Class B (Est. 9/15/98)
Excluding Sales Charge                 +0.13%           +6.25%           +5.70%
Including Sales Charge                 -3.68%           +6.02%           +5.70%
________________________________________________________________________________

Class C (Est. 9/15/98)
Excluding Sales Charge                 -0.05%           +6.25%           +5.70%
Including Sales Charge                 -1.00%           +6.25%           +5.70%
________________________________________________________________________________


Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit the amount to 0.25% through November 30, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the one-year and lifetime periods ended July 31, 2006 for Delaware Corporate Bond Fund's Class R shares were +0.45% and +3.53%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. The distributor has contracted to limit the amount to 0.50% through November
30, 2006.

The average annual total returns for the 1-year, 5-year, and lifetime periods ended July 31, 2006 for Delaware Corporate Bond Fund's Institutional Class were +0.95%, +7.28%, and +6.71%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during some periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of July 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide investors with total return.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$569 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

357

________________________________________________________________________________

Fund start date
________________________________________________________________________________

September 15, 1998

________________________________________________________________________________

Your fund manager
________________________________________________________________________________

Prior to joining Delaware Investments in 2000, Ryan K. Brist, CFA, was a member of the portfolio management team that managed Conseco Capital Management's investment grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Brist holds a bachelor's degree in finance from Indiana University.

________________________________________________________________________________

                                          Nasdaq symbols     CUSIPs
________________________________________________________________________________

Class A                                   DGCAX              245908785
Class B                                   DGCBX              245908777
Class C                                   DGCCX              245908769
Class R                                   DGCRX              245908744
Institutional Class                       DGCIX              245908751


[PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers U.S. Credit Index at that month's end, September 30, 1998. After September 30,1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers U.S. Credit Index is an unmanaged composite of investment grade corporate and non-corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Performance summary


Delaware Extended Duration Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value, as interest rates can rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Extended Duration Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918 or obtain one online at www.delawareinvestments.com. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

Fund Performance

Average Annual Total Returns
Through July 31, 2006                  1 Year          5 Years          Lifetime
________________________________________________________________________________

Class A (Est. 9/15/98)
Excluding Sales Charge                 -2.89%           +8.14%           +6.97%
Including Sales Charge                 -7.26%           +7.14%           +6.35%
________________________________________________________________________________

Class B (Est. 9/15/98)
Excluding Sales Charge                 -3.45%           +7.35%           +6.19%
Including Sales Charge                 -7.10%           +7.12%           +6.19%
________________________________________________________________________________

Class C (Est. 9/15/98)
Excluding Sales Charge                 -3.45%           +7.34%           +6.20%
Including Sales Charge                 -4.36%           +7.34%           +6.20%
________________________________________________________________________________


Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit the amount to 0.25% through November 30, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended July 31, 2006 for Delaware Extended Duration Bond Fund Class R shares was -2.67%. Class R shares were first made available on October 1, 2005 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. The distributor has contracted to limit the amount to 0.50% through November 30, 2006.

The average annual total returns for the 1-year, 5-year, and lifetime periods ended July 31, 2006 for Delaware Extended Duration Bond Fund's Institutional Class were -2.48%, +8.43%, and +7.25%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of July 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to provide investors with total return.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$179 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

266

________________________________________________________________________________

Fund start date
________________________________________________________________________________

September 15, 1998

________________________________________________________________________________

Your fund manager
________________________________________________________________________________

Prior to joining Delaware Investments in 2000, Ryan K. Brist, CFA, was a member of the portfolio management team that managed Conseco Capital Management's investment grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Brist holds a bachelor's degree in finance from Indiana University.

________________________________________________________________________________

                                          Nasdaq symbols     CUSIPs
________________________________________________________________________________

Class A                                   DEEAX              245908835
Class B                                   DEEBX              245908827
Class C                                   DEECX              245908819
Class R                                   DEERX              245908728
Institutional Class                       DEEIX              245908793


[PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Long U.S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of corporate and non-corporate fixed income securities that are rated investment grade and have at least 10 years to final maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period February 1, 2006 to July 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006 to July 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Delaware Corporate Bond Fund

Expense Analysis of an Investment of $1,000

                                                                      Expenses
                          Beginning      Ending                      Paid During
                           Account       Account      Annualized       Period
                            Value         Value        Expense        2/1/06 to
                           2/1/06        7/31/06        Ratio          7/31/06
________________________________________________________________________________

Actual Fund Return

Class A                   $1,000.00     $1,005.70        0.82%         $4.08
Class B                    1,000.00      1,002.00        1.57%          7.79
Class C                    1,000.00      1,002.00        1.57%          7.79
Class R                    1,000.00      1,004.40        1.07%          5.32
Institutional Class        1,000.00      1,005.10        0.57%          2.83
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                   $1,000.00     $1,020.73        0.82%         $4.11
Class B                    1,000.00      1,017.01        1.57%          7.85
Class C                    1,000.00      1,017.01        1.57%          7.85
Class R                    1,000.00      1,019.49        1.07%          5.36
Institutional Class        1,000.00      1,021.97        0.57%          2.86
________________________________________________________________________________


Delaware Extended Duration Bond Fund

Expense Analysis of an Investment of $1,000

                                                                      Expenses
                          Beginning      Ending                      Paid During
                           Account       Account      Annualized       Period
                            Value         Value        Expense        2/1/06 to
                            2/1/06       7/31/06        Ratio          7/31/06
________________________________________________________________________________

Actual Fund Return

Class A                   $1,000.00       $978.50        0.80%         $3.92
Class B                    1,000.00        976.70        1.55%          7.60
Class C                    1,000.00        974.90        1.55%          7.59
Class R                    1,000.00        976.80        1.05%          5.15
Institutional Class        1,000.00        981.50        0.55%          2.70
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                   $1,000.00     $1,020.83        0.80%         $4.01
Class B                    1,000.00      1,017.11        1.55%          7.75
Class C                    1,000.00      1,017.11        1.55%          7.75
Class R                    1,000.00      1,019.59        1.05%          5.26
Institutional Class        1,000.00      1,022.07        0.55%          2.76
________________________________________________________________________________

Sector/country allocation and credit rating breakdown


Delaware Corporate Bond Fund

As of July 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                    Percentage
Sector/Country                                                     of Net Assets
________________________________________________________________________________

Agency Collateralized Mortgage Obligations                                0.42%
________________________________________________________________________________

Agency Mortgage-Backed Securities                                         0.74%
________________________________________________________________________________

Collateralized Bond Obligations                                           0.18%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                     2.39%
________________________________________________________________________________

Corporate Bonds                                                          78.40%

Banking                                                                   8.98%
Basic Industry                                                            5.66%
Brokerage                                                                 4.35%
Capital Goods                                                             0.36%
Communications                                                           11.26%
Consumer Cyclical                                                         9.93%
Consumer Non-Cyclical                                                     6.46%
Electric                                                                  6.32%
Energy                                                                    4.21%
Financials                                                                5.65%
Insurance                                                                 8.43%
Natural Gas                                                               3.40%
Real Estate                                                               1.23%
Technology                                                                0.26%
Transportation                                                            1.90%
________________________________________________________________________________

Foreign Agencies                                                          1.09%
________________________________________________________________________________

Municipal Bonds                                                           1.54%
________________________________________________________________________________

Non-Agency Asset-Backed Securities                                        0.74%
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations                            2.22%
________________________________________________________________________________

Regional Agency                                                           0.47%
________________________________________________________________________________

Regional Authority                                                        0.47%
________________________________________________________________________________

Senior Secured Loans                                                      4.27%
________________________________________________________________________________

Sovereign Debt                                                            3.21%

Brazil                                                                    0.70%
Colombia                                                                  0.37%
Germany                                                                   0.19%
Mexico                                                                    0.25%
Netherlands                                                               0.14%
Poland                                                                    0.09%
Russia                                                                    0.18%
Sweden                                                                    0.57%
United Kingdom                                                            0.51%
Venezuela                                                                 0.21%
________________________________________________________________________________

Supranational Banks                                                       0.14%
________________________________________________________________________________

U.S. Treasury Obligations                                                 2.60%
________________________________________________________________________________

Common Stock                                                              0.01%
________________________________________________________________________________

Preferred Stock                                                           0.14%
________________________________________________________________________________

Warrant                                                                   0.00%
________________________________________________________________________________

Repurchase Agreements                                                     1.11%
________________________________________________________________________________

Total Market Value of Securities                                        100.14%
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                          (0.14%)
________________________________________________________________________________

Total Net Assets                                                        100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA+/AAA                                                                 12.42%
AA                                                                        3.53%
A                                                                        22.57%
BBB                                                                      42.24%
BB                                                                        9.69%
B                                                                         8.47%
CCC                                                                       0.43%
NR                                                                        0.65%
________________________________________________________________________________

Total                                                                   100.00%
________________________________________________________________________________

Sector/country allocation and credit rating breakdown


Delaware Extended Duration Bond Fund

As of July 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                   Percentage
Sector/Country                                                    of Net Assets
________________________________________________________________________________

Agency Collateralized Mortgage Obligations                                0.25%
________________________________________________________________________________

Agency Mortgage-Backed Securities                                         0.28%
________________________________________________________________________________

Collateralized Bond Obligations                                           0.03%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                     1.90%
________________________________________________________________________________

Corporate Bonds                                                          84.05%

Banking                                                                   8.30%
Basic Industry                                                            6.00%
Brokerage                                                                 3.85%
Capital Goods                                                             0.84%
Communications                                                           14.75%
Consumer Cyclical                                                        10.56%
Consumer Non-Cyclical                                                     7.88%
Electric                                                                  8.82%
Energy                                                                    5.70%
Financials                                                                3.09%
Industrial                                                                0.17%
Insurance                                                                 8.55%
Natural Gas                                                               2.99%
Real Estate                                                               0.14%
Technology                                                                1.45%
Transportation                                                            0.96%
________________________________________________________________________________

Foreign Agencies                                                          1.42%
________________________________________________________________________________

Municipal Bonds                                                           1.23%
________________________________________________________________________________

Non-Agency Asset-Backed Securities                                        0.22%
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations                            0.34%
________________________________________________________________________________

Regional Agency                                                           0.47%
________________________________________________________________________________

Regional Authority                                                        0.47%
________________________________________________________________________________

Senior Secured Loans                                                      4.68%
________________________________________________________________________________

Sovereign Debt                                                            3.70%

Brazil                                                                    0.72%
Colombia                                                                  0.35%
Germany                                                                   0.19%
Mexico                                                                    0.97%
Netherlands                                                               0.14%
Poland                                                                    0.08%
Russia                                                                    0.08%
Sweden                                                                    0.50%
United Kingdom                                                            0.51%
Venezuela                                                                 0.16%
________________________________________________________________________________

Supranational Banks                                                       0.12%
________________________________________________________________________________

U.S. Treasury Obligations                                                 1.41%
________________________________________________________________________________

Preferred Stock                                                           0.12%
________________________________________________________________________________

Warrant                                                                   0.00%
________________________________________________________________________________

Total Market Value of Securities                                        100.69%
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                         (0.69%)
________________________________________________________________________________

Total Net Assets                                                        100.00%
________________________________________________________________________________

Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA+/AAA                                                                  6.31%
AA                                                                        4.31%
A                                                                        28.25%
BBB                                                                      41.76%
BB                                                                        9.86%
B                                                                         8.53%
CCC                                                                       0.43%
NR                                                                        0.55%
________________________________________________________________________________

Total                                                                   100.00%
________________________________________________________________________________

Statements of net assets


Delaware Corporate Bond Fund

July 31, 2006

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Agency Collateralized Mortgage Obligations - 0.42%
________________________________________________________________________________

     Fannie Mae Interest Strip
          Series 265 2 9.00% 3/1/24      USD        31,915           $   34,266
     Fannie Mae Series 2003-122
          AJ 4.50% 2/25/28                         513,109              494,272
     Freddie Mac Series 2890
          PC 5.00% 7/15/30                       1,405,000            1,355,571
     GNMA Series 2003-5
          B 4.486% 10/16/25                        540,000              522,617
                                                                     __________

Total Agency Collateralized Mortgage

     Obligations (cost $2,500,014)                                    2,406,726
                                                                     __________

________________________________________________________________________________

Agency Mortgage-Backed Securities - 0.74%
________________________________________________________________________________

     Fannie Mae S.F. 30 yr
          6.00% 8/1/36 TBA                       4,050,000            4,024,687
          7.00% 2/1/36                             203,886              209,174
                                                                     __________

Total Agency Mortgage-Backed

     Securities (cost $4,195,642)                                     4,233,861
                                                                     __________
________________________________________________________________________________

=@# Collateralized Bond Obligations - 0.18%
________________________________________________________________________________

     Alliance Capital Funding CBO
          Series 1 A3 144A 5.84% 2/15/10            92,526               92,526
     Juniper CBO Series 1999-1A A1 144A
          6.83% 4/15/11                            411,425              413,794
     Putnam CBO II Limited 144A
          6.875% 11/8/09                            33,330               33,330
     Travelers Funding Limited CBO
          Series 1A A2 144A 6.35% 2/18/14          500,000              498,855
                                                                     __________

Total Collateralized Bond Obligations

     (cost $1,063,468)                                                1,038,505
                                                                     __________

________________________________________________________________________________

Commercial Mortgage-Backed Securities - 2.39%
________________________________________________________________________________

   ~ Bank of America Commercial Mortgage
          Securities Series 2006-3
          A4 5.889% 7/10/44                      4,225,000            4,271,211
   # Bear Stearns Commercial Mortgage
          Securities Series 2004-ESA E 144A
          5.064% 5/14/16                         1,105,000            1,096,117
   # Credit Suisse First Boston Mortgage
          Securities Series 2001-SPGA A2 144A
          6.515% 8/13/18                         2,395,000            2,500,993
     JPMorgan Chase Commercial Mortgage
          Securities
          Series 2002-C2 A2 5.05% 12/12/34         800,000              778,497
        ~ Series 2006-LDP7 AJ 6.066% 4/15/45     1,920,000            1,939,949
   # Merrill Lynch Mortgage Trust Series
          2002-MW1 J 144A 5.695% 7/12/34           325,000              308,258
   # Morgan Stanley Capital I Series
          1999-FNV1 G 144A 6.12% 3/15/31           510,000              511,316
   # Tower 144A
          Series 2004-2A A 4.232% 12/15/14         935,000              902,110
          Series 2006-1 B 5.588% 2/15/36           510,000              504,251
          Series 2006-1 C 5.707% 2/15/36           785,000              777,098
                                                                     __________


Total Commercial Mortgage-Backed

Securities (cost $13,629,524)                                        13,589,800
                                                                     __________

________________________________________________________________________________

Corporate Bonds 78.40%
________________________________________________________________________________

Banking - 8.98%
     BAC Capital Trust XI
          6.625% 5/23/36                 USD     1,380,000          $ 1,410,701
  ~# Banco Santander 144A
          5.633% 12/9/09                           730,000              730,665
     BB&T Capital Trust I 5.85% 8/18/35          1,525,000            1,400,876
     BB&T Capital Trust II 6.75% 6/7/36            295,000              304,036
     Citigroup 6.625% 6/15/32                      330,000              349,471
   # CoreStates Capital I Trust 144A
          8.00% 12/15/26                           630,000              658,050
  ~# Glitnir Banki 144A 6.693% 6/15/16           2,530,000            2,539,184
  ~# HBOS 144A 5.92% 9/29/49                     1,400,000            1,315,874
   # ICICI Bank 144A 5.75% 11/16/10              1,850,000            1,810,266
   # Kaupthing Bank 144A
          7.125% 5/19/16                         4,075,000            4,126,189
     MBNA 5.00% 6/15/15                            700,000              664,113
     Popular North America
          4.25% 4/1/08                           1,235,000            1,206,205
        ~ 5.886% 4/6/09                          2,220,000            2,226,229
     Popular North America Capital Trust I
          6.564% 9/15/34                         1,730,000            1,602,798
  ~# Rabobank Capital Funding II
          144A 5.26% 12/29/49                    1,870,000            1,786,768
   ~ RBS Capital Trust I 4.709% 12/29/49           895,000              821,142
  ~# Resona Preferred Global Securities
          Cayman 144A 7.191% 12/29/49            8,030,000            8,194,551
     Russian Agriculture Bank
          6.875% 11/29/10                        1,760,000            1,772,723
        # 144A 7.175% 5/16/13                      980,000              995,680
  ~# Shinsei Finance Cayman 144A
          6.418% 1/29/49                         1,760,000            1,707,886
  ~# Skandinaviska Enskilda Banken 144A
          8.125% 9/29/49                           835,000              836,986
   # Sovereign Bancorp 144A
          4.80% 9/1/10                           2,435,000            2,353,401
     Sovereign Capital Trust VI
          7.908% 6/13/36                         2,755,000            2,920,402
  ~# Sumitomo Mitsui Banking 144A
          5.625% 7/29/49                         2,030,000            1,929,430
  ~# United Overseas Bank 144A
          5.375% 9/3/19                          1,315,000            1,259,725
   ~ Wachovia Capital Trust III
          5.80% 8/29/49                          6,315,000            6,218,886
                                                                     __________

                                                                     51,142,237
                                                                     __________

Basic Industry - 5.66%
     Abitibi-Consolidated 7.875% 8/1/09          1,100,000            1,067,000
     Alcan 5.75% 6/1/35                            800,000              727,506
     Barrick Gold 5.80% 11/15/34                 1,550,000            1,396,438
     Bowater 9.00% 8/1/09                        1,490,000            1,530,975
     Donohue Forest Products
          7.625% 5/15/07                           795,000              800,963
     Georgia-Pacific
          8.875% 5/15/31                         2,749,000            2,752,436
          9.50% 12/1/11                            675,000              712,125
     Grupo Minero Mexico 8.25% 4/1/08            2,105,000            2,178,675
     Huntsman International
          10.125% 7/1/09                         1,295,000            1,320,900
     IMC Global 7.375% 8/1/18                      300,000              275,250


                                                                  (continues) 11

Statements of net assets


Delaware Corporate Bond Fund

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Basic Industry (continued)
     Ispat Inland 9.75% 4/1/14           USD     1,755,000          $ 1,950,721
     Lubrizol 4.625% 10/1/09                     2,890,000            2,801,719
     Newmont Gold 8.91% 1/5/09                     264,253              275,409
     Newmont Mining 5.875% 4/1/35                2,125,000            1,911,359
     Norske Skog 8.625% 6/15/11                  1,713,000            1,678,740
   # Norske Skogindustrier 144A
          7.125% 10/15/33                        2,200,000            1,942,541
     Placer Dome 6.45% 10/15/35                  1,760,000            1,726,901
     Sherwin-Williams 6.85% 2/1/07                 681,000              684,416
   # Southern Copper 144A
          7.50% 7/27/35                          1,200,000            1,193,387
     Southern Peru Copper
          7.50% 7/27/35                          3,495,000            3,475,740
     Vale Overseas 6.25% 1/11/16                   690,000              683,790
     Witco 6.875% 2/1/26                         1,265,000            1,144,825
                                                                      _________

                                                                     32,231,816
                                                                     __________
Brokerage - 4.35%
   ~ Ameriprise Financial 7.518% 6/1/66          4,785,000            4,929,544
     Amvescap 4.50% 12/15/09                     2,870,000            2,767,131
     E Trade Financial 8.00% 6/15/11             1,795,000            1,853,338
     Goldman Sachs
          5.25% 10/15/13                         1,855,000            1,796,004
          6.125% 2/15/33                           745,000              715,275
          6.345% 2/15/34                         3,465,000            3,323,589
     LaBranche & Company 9.50% 5/15/09           1,980,000            2,049,300
     Lehman Brothers Holdings
          4.50% 7/26/10                            390,000              376,070
   ~ Lehman Brothers Holdings E-Capital
          Trust I 5.954% 8/19/65                   400,000              400,634
     Merrill Lynch 6.05% 5/16/16                 2,870,000            2,881,681
     Morgan Stanley
        ~ 5.358% 11/24/06                          350,000              350,194
          5.375% 10/15/15                        1,410,000            1,352,705
     Nuveen Investments 5.00% 9/15/10            1,995,000            1,935,302
                                                                      _________

                                                                     24,730,767
                                                                     __________
Capital Goods - 0.36%
     Allied Waste North America
          9.25% 9/1/12                           1,114,000            1,189,195
   # Sealed Air 144A 5.375% 4/15/08                830,000              825,911
                                                                     __________

                                                                      2,015,106
                                                                     __________
Communications - 11.26%
     AT&T 7.30% 11/15/11                         3,495,000            3,744,631
     AT&T Wireless Services
          7.875% 3/1/11                            525,000              570,143
          8.75% 3/1/31                           3,660,000            4,544,868
     BellSouth
          4.20% 9/15/09                          3,050,000            2,929,095
          6.00% 11/15/34                         1,480,000            1,339,668
   ` British Telecommunications
          8.875% 12/15/30                        2,200,000            2,781,101
     Comcast 6.50% 11/15/35                      2,400,000            2,304,336
     Comcast Cable Communications
          6.75% 1/30/11                          2,205,000            2,291,892
     Cox Communications 4.625% 1/15/10           2,580,000            2,480,827
     CSC Holdings
          8.125% 7/15/09                           120,000              123,450
          8.125% 8/15/09                           950,000              977,313
     GTE Hawaiian Telephone
          7.375% 9/1/06                            380,000              380,950
   # Hanarotelecom 144A 7.00% 2/1/12             1,250,000            1,195,346
     Insight Midwest 10.50% 11/1/10              1,325,000            1,384,625
     Intelsat Bermuda 8.625% 1/15/15               520,000              517,400
     Liberty Media 8.50% 7/15/29                   795,000              794,944
     News America 6.20% 12/15/34                 2,575,000            2,365,058
     Nextel Communications
          6.875% 10/31/13                        1,280,000            1,295,546
     Sprint Capital 8.75% 3/15/32                2,670,000            3,261,448
     Telecom Italia Capital
          4.00% 1/15/10                            415,000              390,920
        ~ 6.108% 7/18/11                         1,620,000            1,622,864
          7.20% 7/18/36                          3,315,000            3,391,185
     Telefonica Emisones
        ~ 5.714% 6/19/09                         2,410,000            2,413,789
          5.984% 6/20/11                         1,450,000            1,457,911
          6.421% 6/20/16                           795,000              806,359
          7.045% 6/20/36                         2,290,000            2,359,584
     Telefonos de Mexico
          4.50% 11/19/08                         1,825,000            1,781,906
     Time Warner Entertainment
          8.375% 3/15/23                         1,409,000            1,569,961
     Triton Communications 8.50% 6/1/13          2,005,000            1,879,688
     US Unwired 10.00% 6/15/12                     580,000              640,900
   # Viacom 144A
        ~ 5.691% 6/16/09                         2,735,000            2,736,947
          5.75% 4/30/11                            905,000              889,043
          6.875% 4/30/36                         1,700,000            1,635,381
   # Vimpelcom 144A 8.25% 5/23/16                  530,000              528,675
     Vodafone Group 5.375% 1/30/15               1,795,000            1,702,437
   # Windstream 144A
          8.125% 8/1/13                            960,000            1,003,200
          8.625% 8/1/16                          1,925,000            2,011,625
                                                                     __________

                                                                     64,105,016
                                                                     __________

Consumer Cyclical - 9.93%
     Centex 6.50% 5/1/16                         3,165,000            3,118,734
     Corrections Corporation of America
          7.50% 5/1/11                             885,000              898,275
   ~ DaimlerChrysler Holdings
          5.74% 3/13/09                          4,960,000            4,968,744
     Disney (Walt) 7.55% 7/15/93                 1,565,000            1,732,356
     Ford Motor 7.45% 7/16/31                    3,895,000            2,882,300
     Ford Motor Credit 5.70% 1/15/10             2,255,000            2,021,953
     Fortune Brands
          5.125% 1/15/11                           100,000               96,945
          5.875% 1/15/36                         1,090,000              976,926
   # Galaxy Entertainment Finance
          144A 9.875% 12/15/12                   1,435,000            1,506,750
     General Motors 8.375% 7/15/33               4,915,000            4,054,875
     General Motors Acceptance Corporation
          6.875% 9/15/11                         4,670,000            4,526,710
          8.00% 11/1/31                          8,785,000            8,638,467
   # Johnson (SC) & Son 144A
          5.75% 2/15/33                            515,000              477,761
     Kohl's 7.25% 6/1/29                           425,000              451,822
     Lodgenet Entertainment 9.50% 6/15/13          335,000              358,450

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Consumer Cyclical (continued)
     May Department Stores
          3.95% 7/15/07                  USD     1,875,000          $ 1,843,251
          6.65% 7/15/24                            860,000              858,619
     Neiman Marcus 10.375% 10/15/15              1,435,000            1,530,069
   # Nissan Motor Acceptance
     144A 5.625% 3/14/11                           700,000              695,020
     Office Depot 6.25% 8/15/13                  1,395,000            1,410,122
     Penney (J.C.)
          7.625% 3/1/97                            275,000              277,519
          7.65% 8/15/16                          3,000,000            3,298,908
     Royal Caribbean Cruises
          7.25% 6/15/16                            620,000              617,057
     Target 5.875% 7/15/16                       1,175,000            1,189,069
     Time Warner 8.18% 8/15/07                   3,155,000            3,236,096
     Visteon
          7.00% 3/10/14                          1,200,000              984,000
          8.25% 8/1/10                           4,205,000            3,889,625
                                                                     __________

                                                                     56,540,423
                                                                     __________
Consumer Non-Cyclical - 6.46%
     Altria Group
          7.65% 7/1/08                           1,585,000            1,644,363
          7.75% 1/15/27                          1,040,000            1,211,428
     AmerisourceBergen
          5.625% 9/15/12                         1,785,000            1,714,851
          5.875% 9/15/15                           125,000              118,752
     Anheuser Busch 5.75% 4/1/36                 1,615,000            1,549,457
     Biovail 7.875% 4/1/10                       2,105,000            2,147,100
     Boston Scientific 7.00% 11/15/35            1,410,000            1,358,113
     Constellation Brands 8.125% 1/15/12           632,000              654,120
     Genentech 4.75% 7/15/15                       645,000              598,850
   # HealthSouth 144A 10.75% 6/15/16             1,745,000            1,675,200
     Kraft Foods
          4.125% 11/12/09                        1,825,000            1,749,356
          5.25% 6/1/07                           1,050,000            1,045,515
     Kroger 5.50% 2/1/13                         3,510,000            3,404,796
     Marsh Supermarket 8.875% 8/1/07               570,000              568,575
     Medco Health Solutions 7.25% 8/15/13        3,530,000            3,778,407
     Merck
          4.75% 3/1/15                             265,000              245,644
          5.95% 12/1/28                          1,585,000            1,523,380
   # Miller Brewing 144A 4.25% 8/15/08             860,000              837,748
     Pilgrim's Pride 9.625% 9/15/11              1,055,000            1,110,388
   # Reynolds American 144A
          7.875% 5/15/09                         1,115,000            1,162,480
     Schering-Plough
          5.55% 12/1/13                            695,000              682,088
          6.75% 12/1/33                            565,000              595,213
     US Oncology 9.00% 8/15/12                   1,275,000            1,332,375
     UST 6.625% 7/15/12                            920,000              955,571
     Wyeth 5.50% 2/1/14                          5,195,000            5,098,088
                                                                     __________

                                                                     36,761,858
                                                                     __________
Electric - 6.32%
     Alabama Power 5.875% 12/1/22                1,520,000            1,499,469
     Avista
          7.75% 1/1/07                           1,380,000            1,390,629
          9.75% 6/1/08                             100,000              106,443
     BVPS II Funding 8.33% 12/1/07                 451,000              451,532
     CenterPoint Energy Houston Electric
          5.60% 7/1/23                           2,080,000            1,959,599
     Cleveland Electric Illuminating
          7.88% 11/1/17                            200,000              227,865
     Detroit Edison 4.80% 2/15/15                1,450,000            1,334,713
     Dominion Resources 6.30% 3/15/33            2,095,000            2,015,224
     Duke Capital
          4.331% 11/16/06                          845,000              841,349
          5.668% 8/15/14                         2,390,000            2,310,862
     Entergy Gulf States
          5.12% 8/1/10                           1,575,000            1,524,513
          6.00% 12/1/12                          1,855,000            1,837,663
   # MidAmerican Energy Holdings 144A
          6.125% 4/1/36                          1,770,000            1,708,910
     Monongahela Power 5.00% 10/1/06               685,000              684,138
     NRG Energy 7.375% 2/1/16                    1,795,000            1,759,100
     Pacific Gas & Electric 6.05% 3/1/34         2,720,000            2,633,132
     PacifiCorp 7.00% 7/15/09                      500,000              519,473
     Peco Energy 5.95% 11/1/11                   2,150,000            2,180,455
   # Power Contract Financing 144A
          6.256% 2/1/10                          2,209,000            2,218,737
   # Power Receivables Finance 144A
          6.29% 1/1/12                             183,772              184,183
   ~ Progress Energy 5.957% 1/15/10              1,305,000            1,310,575
     PSEG Funding Trust I 5.381% 11/16/07        1,680,000            1,673,453
     PSEG Power 5.50% 12/1/15                    2,640,000            2,516,792
   # Tenaska Alabama Partners 144A
          7.00% 6/30/21                            908,829              899,170
     TXU Energy 6.125% 3/15/08                     935,000              939,953
     Westar Energy 6.00% 7/1/14                  1,250,000            1,252,725
                                                                     __________

                                                                     35,980,657
                                                                     __________

Energy - 4.21%
     Amerada Hess 7.125% 3/15/33                 2,235,000            2,379,520
   # Canadian Oil Sands 144A
          4.80% 8/10/09                            489,000              475,639
     ConocoPhillips 5.90% 10/15/32               1,250,000            1,232,650
     EnCana 6.50% 8/15/34                        2,340,000            2,362,600
     Nexen 5.875% 3/10/35                        1,270,000            1,151,416
   # Ras Laffan Liquefied Natural Gas II
          144A 5.298% 9/30/20                    1,000,000              946,348
   # Ras Laffan Liquefied Natural Gas III
          144A 5.838% 9/30/27                    1,775,000            1,682,343
     SEACOR Holdings 7.20% 9/15/09               2,115,000            2,164,447
   ~ Secunda International
          13.507% 9/1/12                         1,275,000            1,340,344
     Siberian Oil 10.75% 1/15/09                 1,210,000            1,333,178
     Smith International 7.00% 9/15/07           2,360,000            2,390,885
     Talisman Energy 5.85% 2/1/37                1,645,000            1,492,819
   # TNK-BP Finance 144A
          7.50% 7/18/16                          2,800,000            2,836,240
     Tyumen Oil 11.00% 11/6/07                   1,340,000            1,417,854
     USX 9.125% 1/15/13                            600,000              706,880
     Weatherford International
          4.95% 10/15/13                            50,000               47,383
                                                                     __________

                                                                     23,960,546
                                                                     __________


                                                              (continues)     13

Statements of net assets


Delaware Corporate Bond Fund

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Financials - 5.65%
     American General Finance
          4.875% 7/15/12                 USD     2,185,000          $ 2,092,432
     Capital One Bank 5.75% 9/15/10              1,250,000            1,255,633
     HSBC Finance
          4.625% 9/15/10                         1,250,000            1,207,829
          5.00% 6/30/15                            750,000              704,717
   ~ HSBC Finance Capital Trust IX
          5.911% 11/30/35                        2,600,000            2,537,434
   # Mantis Reef 144A 4.799% 11/3/09             2,140,000            2,070,313
   ~ MUFG Capital Finance 1
          6.346% 7/29/49                         1,775,000            1,739,305
     Residential Capital
          5.125% 5/17/12                           790,000            1,010,565
          6.125% 11/21/08                        2,875,000            2,857,847
          6.375% 6/30/10                           815,000              812,948
        ~ 6.489% 11/21/08                        1,920,000            1,937,739
          6.50% 4/17/13                          1,430,000            1,424,515
          6.875% 6/30/15                        10,750,000           10,920,548
       ~# 144A 7.337% 4/17/09                    1,610,000            1,609,383
                                                                     __________

                                                                     32,181,208
                                                                     __________
Insurance - 8.43%
   # Farmers Exchange Capital 144A
          7.05% 7/15/28                          2,262,000            2,199,200
   # Farmers Insurance Exchange 144A
          6.00% 8/1/14                             885,000              861,217
          8.625% 5/1/24                          4,105,000            4,616,269
     Humana 6.45% 6/1/16                         1,115,000            1,122,528
   # Liberty Mutual 144A
          5.75% 3/15/14                          1,450,000            1,378,801
          7.00% 3/15/34                            805,000              771,341
   # Liberty Mutual Insurance 144A
          7.697% 10/15/97                        2,745,000            2,655,551
     Marsh & McLennan
          5.15% 9/15/10                            895,000              874,385
          5.375% 3/15/07                         2,145,000            2,141,650
        ~ 5.64% 7/13/07                          1,745,000            1,744,756
     Montpelier Re Holdings
          6.125% 8/15/13                         2,645,000            2,487,522
   # Nationwide Mutual Insurance
          144A 7.875% 4/1/33                     1,465,000            1,652,514
   # Nippon Life Insurance 144A
          4.875% 8/9/10                          2,880,000            2,792,523
 ~/# North Front Pass-Through Trust
          144A 5.81% 12/15/24                    4,850,000            4,662,154
     Phoenix 6.675% 2/16/08                      1,405,000            1,412,237
     Safeco Capital Trust I 8.072% 7/15/37       1,055,000            1,110,634
     St. Paul Travelers 5.01% 8/16/07            2,605,000            2,578,510
 ~/# Twin Reefs Pass-Through Trust
          144A 6.345% 12/31/49                   2,000,000            2,000,120
     UnitedHealth Group 5.80% 3/15/36            2,365,000            2,202,491
     WellPoint
          4.25% 12/15/09                         1,505,000            1,445,909
          5.85% 1/15/36                          1,930,000            1,791,204
     Willis Group
          5.125% 7/15/10                         2,080,000            2,023,570
          5.625% 7/15/15                         2,170,000            2,033,494
  ~# ZFS Finance USA Trust I 144A
          6.45% 12/15/65                         1,510,000            1,421,278
                                                                     __________

                                                                     47,979,858
                                                                     __________
Natural Gas - 3.40%
     Atmos Energy 4.00% 10/15/09                 1,020,000              967,031
     Energy Transfer 5.95% 2/1/15                2,475,000            2,424,233
     Enterprise Products Operating
          4.00% 10/15/07                           590,000              577,646
          4.625% 10/15/09                        1,565,000            1,510,723
   # GulfSouth Pipeline 144A
          5.05% 2/1/15                           1,825,000            1,714,963
     Kaneb Pipe Line 5.875% 6/1/13                 455,000              448,020
     KeySpan Gas East 6.90% 1/15/08                725,000              737,736
     Kinder Morgan 5.70% 1/5/16                  1,075,000              941,624
     Northern Border Pipeline
          6.25% 5/1/07                             700,000              702,211
     ONEOK 5.51% 2/16/08                         2,665,000            2,657,882
     Sempra Energy
          4.621% 5/17/07                           230,000              228,373
          4.75% 5/15/09                            735,000              719,432
        ~ 5.659% 5/21/08                           245,000              245,338
     Sunoco Logistics Partners
          6.125% 5/15/16                         2,740,000            2,739,633
     Texas East Transmission
          5.25% 7/15/07                            615,000              611,198
     Valero Logistics Operations
          6.05% 3/15/13                          2,155,000            2,151,640
                                                                     __________

                                                                     19,377,683
                                                                     __________
Real Estate - 1.23%
     Brandywine Operating Partnership
          5.625% 12/15/10                        1,455,000            1,438,302
        ~ 5.958% 4/1/09                          1,560,000            1,562,220
     Developers Diversified Realty
          4.625% 8/1/10                          2,765,000            2,652,005
          5.375% 10/15/12                          530,000              515,828
     HRPT Properties Trust 5.75% 2/15/14           845,000              825,495
                                                                     __________

                                                                      6,993,850
                                                                     __________
Technology - 0.26%
     Sungard Data Systems
          10.25% 8/15/15                         1,452,000            1,479,225
                                                                     __________

                                                                      1,479,225
                                                                     __________
Transportation - 1.90%
     American Airlines
          6.817% 5/23/11                         2,070,000            2,028,600
          6.977% 5/23/21                           121,993              117,414
     Continental Airlines
          6.503% 6/15/11                         2,080,000            2,092,056
          6.703% 6/15/21                           371,953              373,582
   ~ CSX 5.43% 8/3/06                              294,000              294,000
   # Erac USA Finance 144A
          5.30% 11/15/08                         2,555,000            2,533,821
          7.35% 6/15/08                          1,320,000            1,359,513

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Transportation (continued)
   # Hertz 144A 10.50% 1/1/16            USD     1,735,000         $  1,895,488
  ++ United Air Lines 8.70% 10/7/08                494,749              141,004
                                                                    ___________

                                                                     10,835,478
                                                                    ___________
Total Corporate Bonds

     (cost $454,794,982)                                            446,315,728
                                                                    ___________
________________________________________________________________________________

Foreign Agencies - 1.09%
________________________________________________________________________________

     Pemex Project Funding Master Trust
          6.125% 8/15/08                         2,095,000            2,104,428
          6.625% 6/15/35                           810,000              781,354
          Series A 6.625% 6/15/35                3,475,000            3,339,071
                                                                    ___________

Total Foreign Agencies

     (cost $6,103,054)                                                6,224,853
                                                                    ___________

________________________________________________________________________________

Municipal Bonds - 1.54%
________________________________________________________________________________

     American Eagle Northwest Series A
          4.97% 12/15/18                           585,000              554,381
     California State 5.00% 2/1/33                 890,000              904,979
     California State University Systemwide
          Revenue 5.00% 11/1/30 (AMBAC)          1,460,000            1,509,552
     Illinois State Taxable Pension
          5.10% 6/1/33                           2,140,000            1,952,130
     New York State Urban Development
          Series A-1 5.25% 3/15/34 (FGIC)        1,430,000            1,504,317
     Oregon State Taxable Pension
          5.892% 6/1/27                          1,600,000            1,612,496
     West Virginia Economic Development
          Authority 5.37% 7/1/20 (MBIA)            290,000              281,689
     Wisconsin State General Taxable Revenue
          Series A 5.70% 5/1/26 (FSA)              475,000              471,670
                                                                    ___________

Total Municipal Bonds (cost $8,946,522)                               8,791,214
                                                                    ___________
________________________________________________________________________________

Non-Agency Asset-Backed Securities - 0.74%
________________________________________________________________________________

     Citibank Credit Card Issuance Trust Series
          2003-A7 A7 4.15% 7/7/17                  285,000              259,086
   # GSAA Trust Series 2004-4N Note 144A
          6.25% 5/25/34                             18,099               18,065
     Mid-State Trust
          Series 11 A1 4.864% 7/15/38              232,217              218,450
          Series 2004-1 A 6.005% 8/15/37           290,253              291,207
          Series 2005-1 A 5.745% 1/15/40           348,078              338,832
     Renaissance Home Equity Loan Trust Series
          2005-2 AF2 4.361% 8/25/35              1,570,000            1,548,694
   ~ Residential Asset Mortgage Products
          Series 2004-RZ2 AI3 4.30% 1/25/31        734,040              725,147
   # Sharp Net Interest Margin Trust Series
          2004-2N Note 144A 7.00% 1/25/34           77,107               77,107
   # Sierra Receivables Funding Company
          Series 2003-1A A 144A
          3.09% 1/15/14                             88,759               87,002
     Structured Asset Securities Series
          2001-SB1 A2 3.375% 8/25/31               708,361              636,435
                                                                    ___________

Total Non-Agency Asset-Backed Securities

     (cost $4,277,336)                                                4,200,025
                                                                    ___________
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations - 2.22%
________________________________________________________________________________

   ~ Bear Stearns Adjustable Rate Mortgage
          Trust Series 2005-7 1A2
          4.75% 8/25/35                            489,425              476,020
   ~ Bear Stearns Alternative A Trust Series
          2006-3 34A1 6.219% 5/25/36             1,712,016            1,727,369
     Countrywide Alternative Loan Trust
          Series 2006-2CB A3 5.50% 3/25/36       1,239,479            1,238,094
   ~ GMAC Mortgage Loan Trust Series
          2005-AR2 4A 5.187% 5/25/35             1,548,409            1,496,723
   ~ Indymac Index Mortgage Loan Trust
          Series 2006-AR7 5A1
          6.164% 5/25/36                         1,423,124            1,428,867
          Series 2006-AR7 5A2
          6.164% 5/25/36                         2,105,058            2,107,114
     Lehman Mortgage Trust Series 2005-2
          2A3 5.50% 12/25/35                     1,555,163            1,545,636
   ~ MASTR Adjustable Rate Mortgage
     Trust Series 2004-10 2A2
          4.947% 10/25/34                          594,206              600,720
  `# MASTR Specialized Loan Trust Series
          2005-2 A2 144A 5.006% 7/25/35            805,751              784,963
   ~ Nomura Asset Acceptance Series
          2006-AF1 1A2 6.159% 5/25/36            1,200,000            1,203,894
                                                                     __________

Total Non-Agency Collateralized
     Mortgage Obligations

     (cost $12,664,231)                                              12,609,400
                                                                     __________
________________________________________________________________________________

Regional Agency - 0.47%
________________________________________________________________________________

     Queensland Treasury
          6.00% 10/14/15                 AUD     3,512,000            2,691,760
                                                                     __________

Total Regional Agency

     (cost $2,668,195)                                                2,691,760
                                                                     __________
________________________________________________________________________________

Regional Authority - 0.47%
________________________________________________________________________________

     Ontario Province
          4.50% 3/8/15                   CAD     1,098,000              963,880
     Quebec Province
          5.00% 12/1/15                  CAD     1,884,000            1,698,455
                                                                     __________

Total Regional Authority

     (cost $2,607,793)                                                2,662,335
                                                                     __________
________________________________________________________________________________

<< Senior Secured Loans - 4.27%
________________________________________________________________________________

     Alltel/Windstream Term Loan B
          7.196% 7/17/13                 USD     3,225,000            3,233,063
     AWAS Capital 7.25% 3/21/13                  2,450,134            2,450,134
     Georgia Pacific Term Loan
          Tranche B 7.35% 12/20/12               3,084,500            3,084,500
          Tranche C 8.30% 12/23/13               2,200,000            2,224,750
     HealthSouth 8.52% 3/10/13                   5,100,000            5,093,625
   @ Neiman Marcus Term Bank
          Loan 7.77% 4/6/13                      2,408,228            2,432,310
     NRG Energy Bank 7.499% 2/1/13               1,000,000            1,003,750


                                                                  (continues) 15

Statements of net assets


Delaware Corporate Bond Fund

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

<< Senior Secured Loans (continued)
________________________________________________________________________________

   @ Qwest Communications
          Bank Loan
          Tranch A 11.00% 6/30/07        USD     1,000,000          $ 1,018,750
          Tranch B 6.95% 6/30/10                 1,250,000            1,246,094
     United Airlines Bank Loan Tranche B
          8.625% 2/1/12                          1,437,500            1,453,672
          9.125% 2/1/12                            162,500              164,328
     Visteon 8.61% 6/13/13                         900,000              900,000
                                                                     __________

Total Senior Secured Loans

     (cost $24,270,684)                                              24,304,976
                                                                     __________
________________________________________________________________________________

Sovereign Debt - 3.21%
________________________________________________________________________________

Brazil - 0.70%
     Republic of Brazil
        # 144A 6.00% 8/15/10             BRL     6,188,405            2,580,177
          12.50% 1/5/16                  BRL     3,082,000            1,424,424
                                                                     __________

                                                                      4,004,601
                                                                     __________
Colombia - 0.37%
     Republic of Colombia
          7.375% 1/27/17                 USD       885,000              904,913
          12.00% 10/22/15                COP 2,445,000,000            1,181,934
                                                                     __________

                                                                      2,086,847
                                                                     __________
Germany - 0.19%
     Deutschland Republic
          5.00% 7/4/11                   EUR       813,000            1,098,028
                                                                     __________

                                                                      1,098,028
                                                                     __________
Mexico - 0.25%
     Mexican Bonos
          10.00% 12/5/24                 MXN    14,025,000            1,421,789
                                                                     __________

                                                                      1,421,789
                                                                     __________
Netherlands - 0.14%
     Netherlands Government
          5.75% 2/15/07                  EUR       617,000              798,072
                                                                     __________

                                                                        798,072
                                                                     __________
Poland - 0.09%
     Poland Government
          6.25% 10/24/15                 PLN     1,529,000              518,811
                                                                     __________

                                                                        518,811
                                                                     __________
Russia - 0.18%
 ~/@ Russian Paris Club Participation
          Note 2.654% 8/20/20            JPY   118,501,334            1,033,637
                                                                     __________

                                                                      1,033,637
                                                                     __________
Sweden - 0.57%
     Swedish Government
          4.00% 12/1/09                  SEK    12,995,000            1,831,080
          4.50% 8/12/15                  SEK     5,805,000              847,754
          5.00% 12/1/20                  SEK     3,535,000              550,319
                                                                     __________

                                                                      3,229,153
                                                                     __________
United Kingdom - 0.51%
     U.K. Treasury 8.00% 9/27/13         GBP     1,296,000            2,908,570
                                                                     __________

                                                                      2,908,570
                                                                     __________
Venezuela - 0.21%
     Venezuela Government
     6.00% 12/9/20                       USD     1,315,000          $ 1,188,760
                                                                     __________

                                                                      1,188,760
                                                                     __________
Total Sovereign Debt

     (cost $17,692,909)                                              18,288,268
                                                                     __________
________________________________________________________________________________

Supranational Banks - 0.14%
________________________________________________________________________________

     Inter-American Development
          Bank 1.90% 7/8/09              JPY     4,000,000               35,757
   ^ International Bank for
          Reconstruction & Development
          6.861% 8/20/07                 NZD     1,269,000              728,813
                                                                     __________

Total Supranational Banks

     (cost $802,905)                                                    764,570
                                                                     __________
________________________________________________________________________________

U.S. Treasury Obligations - 2.60%
________________________________________________________________________________

     U.S. Treasury Bonds
          5.375% 2/15/31                 USD     4,360,000            4,509,535
     U.S. Treasury Inflation Index Notes
       oo 1.875% 7/15/15                           348,705              333,926
          3.875% 1/15/09                           475,306              492,164
     U.S. Treasury Notes
          4.875% 5/15/09                           780,000              779,208
       oo 4.875% 5/31/11                         4,840,000            4,832,062
          5.125% 6/30/11                         1,295,000            1,307,040
          5.125% 5/15/16                         2,505,000            2,531,814
                                                                     __________

Total U.S. Treasury Obligations

     (cost $14,714,379)                                              14,785,749
                                                                     __________


                                                 Number
                                                of Shares
________________________________________________________________________________

Common Stock - 0.01%
________________________________________________________________________________

     Masco                                             281                7,511
   + UAL                                             2,320               60,649
                                                                     __________

Total Common Stock

     (cost $77,459)                                                      68,160
                                                                     __________
________________________________________________________________________________

Preferred Stock - 0.14%
________________________________________________________________________________

     Nexen 7.35%                                    32,495              815,949
                                                                     __________

Total Preferred Stock

     (cost $846,759)                                                    815,949
                                                                     __________
________________________________________________________________________________

Warrant - 0.00%
________________________________________________________________________________

  +# Solutia144A, exercise price $7.59,
          expiration date 7/15/09                    1,590                    0
                                                                     __________

Total Warrant (cost $135,295)                                                 0
                                                                     __________

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Repurchase Agreements - 1.11%
________________________________________________________________________________

     With BNP Paribas 5.22% 8/1/06
          (dated 7/31/06, to be repurchased
          at $3,348,485, collateralized by
          $2,038,000 U.S. Treasury Bills due
          1/25/07, market value $1,987,757,
          $1,012,000 U.S. Treasury Notes
          3.375% due 9/15/09, market
          value $979,828 and $424,000
          U.S. Treasury Notes 6.00% due
          8/15/09, market value
          $ 448,443)                     USD     3,348,000         $  3,348,000
     With Cantor Fitzgerald 5.22%
          8/1/06 (dated 7/31/06, to be
          repurchased at $1,698,246,
          collateralized by $255,000
          U.S. Treasury Notes 3.00% due
          2/15/09, market value $246,478,
          $192,000 U.S. Treasury Notes
          3.625% due 7/15/09, market
          value $185,620, $424,000
          U.S. Treasury Notes 3.875% due
          5/15/09, market value $416,037,
          $424,000 U.S. Treasury Notes
          5.50% due 5/15/09, market
          value $435,738 and $424,000
          U.S. Treasury Notes 6.00% due
          8/15/09, market value
          $ 448,443)                             1,698,000            1,698,000
     With UBS Warburg 5.20% 8/1/06
          (dated 7/31/06, to be repurchased
          at $1,273,184, collateralized by
          $1,325,000 U.S. Treasury Notes
          3.875% due 5/15/09, market
          value $1,299,265)                      1,273,000            1,273,000
                                                                   ____________
Total Repurchase Agreements

     (cost $6,319,000)                                                6,319,000
                                                                   ____________
Total Market Value of Securities - 100.14%

     (cost $578,310,151)                                            570,110,879

  Liabilities Net of Receivables and
  Other Assets - (0.14%)                                               (788,473)
                                                                   ____________
Net Assets Applicable to 103,819,335
     Shares Outstanding - 100.00%                                  $569,322,406
                                                                   ____________
Net Asset Value - Delaware Corporate Bond Fund
     Class A ($256,775,958 / 46,811,897 Shares)                           $5.49
                                                                          _____
Net Asset Value - Delaware Corporate Bond Fund
     Class B ($23,791,828 / 4,339,888 Shares)                             $5.48
                                                                          _____
Net Asset Value - Delaware Corporate Bond Fund
     Class C ($48,424,952 / 8,827,561 Shares)                             $5.49
                                                                          _____
Net Asset Value - Delaware Corporate Bond Fund
     Class R ($6,048,691 / 1,102,495 Shares)                              $5.49
                                                                          _____
Net Asset Value - Delaware Corporate Bond Fund
     Institutional Class ($234,280,977 / 42,737,494)                      $5.48
                                                                          _____
Components of Net Assets at July 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $590,759,627
Distribution in excess of net investment income                        (753,270)
Accumulated net realized loss on investments                        (12,729,670)
Net unrealized depreciation of investments
     and foreign currencies                                          (7,954,281)
                                                                   ____________

Total net assets                                                   $569,322,406
                                                                   ____________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombian Peso
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
MXN - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

 + Non-income producing security for the year ended July 31, 2006.

++ Non-income producing security. Security is currently in default.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 ~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

 ` Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at July 31, 2006.

 @ Illiquid security. At July 31, 2006, the aggregate amount of illiquid securities equals $6,769,296, which represented 1.19% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2006, the aggregate amount of Rule 144A securities equals $108,893,651, which represented 19.13% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

<< Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

 / Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

oo Fully or partially pledged as collateral for financial futures contracts.

 = Security is being fair valued in accordance with the Fund's fair valuation policy. At July 31, 2006, the aggregate amount of fair valued securities equals $1,038,505, which represented 0.18% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

                                                                  (continues) 17

Statements of net assets


Delaware Corporate Bond Fund


________________________________________________________________________________
________________________________________________________________________________

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
S.F. - Single Family
TBA - To be announced
yr - Year


Net Asset Value and Offering Price Per Share -
     Delaware Corporate Bond Fund

Net asset value Class A (A)                                                $5.49
Sales charge (4.50% of offering price) (B)                                  0.26
                                                                           _____

Offering price                                                             $5.75
                                                                           _____


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


The following foreign currency exchange contracts, forward foreign cross-currency exchange contracts and futures contracts were outstanding at July 31, 2006:

Foreign Currency Exchange Contracts and Forward Foreign
     Cross-Currency Exchange Contracts (1)

Contracts to                                                        Unrealized
Receive                                         Settlement         Appreciation
(Deliver)                In Exchange For           Date           (Depreciation)
_______________          _______________        __________        ______________

AUD  (3,687,410)          USD 2,807,225           8/4/06            $(17,769)
CAD  (2,403,800)          USD 2,174,401           8/4/06              50,098
EUR     360,800           USD  (461,312)          8/4/06                (353)
GBP  (1,610,000)          USD 2,969,666           8/4/06             (37,888)
JPY  97,728,500           EUR  (682,600)          8/4/06             (19,357)
JPY 211,847,000           USD(1,868,056)          8/4/06             (19,575)
JPY 443,543,000           USD(3,916,702)         11/2/06               4,285
NZD  (1,150,800)          USD   734,636           8/4/06              24,110
PLN  (2,069,310)          USD   690,852           8/4/06              20,572
SEK (15,311,200)          USD 2,137,958          11/2/06              (3,116)
                                                                    ________

                                                                    $  1,007
                                                                    ________

Futures Contracts (2)

                        Notional                                   Unrealized
Contracts                 Cost         Notional     Expiration     Appreciation
to Buy (Sell)          (Proceeds)       Value          Date       (Depreciation)
____________________   ___________    ___________   __________    ______________
434 U.S. Treasury
     5 year Notes      $45,091,989    $45,230,938     9/30/06        $ 138,949
548 U.S. Treasury
     10 year Notes      57,691,241     58,105,125     9/30/06          413,884
(168) U.S. Treasury
     long Bond         (17,895,253)   (18,191,250)    9/30/06         (295,997)
                                                                     _________

                                                                     $ 256,836
                                                                     _________


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.


(1) See Note 8 in "Notes to Financial Statements."
(2) See Note 9 in "Notes to Financial Statements."

See accompanying notes

Statements of net assets


Delaware Extended Duration Bond Fund

July 31, 2006


                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Agency Collateralized Mortgage Obligations - 0.25%
________________________________________________________________________________

  oo Freddie Mac Series 2890 PC
          5.00% 7/15/30                  USD       300,000          $   289,446
     GNMA Series 2003-5 B
          4.486% 10/16/25                          160,000              154,849
                                                                    ___________
Total Agency Collateralized Mortgage
     Obligations (cost $462,016)                                        444,295
                                                                    ___________
________________________________________________________________________________

Agency Mortgage-Backed Securities - 0.28%
________________________________________________________________________________

     Fannie Mae S.F. 30 yr
          5.00% 9/1/35                             126,664              119,975
       oo 5.50% 3/1/29                             255,487              249,418
     Fannie Mae S.F. 30 yr TBA
          5.50% 8/1/36                             130,000              126,263
                                                                    ___________
Total Agency Mortgage-Backed Securities

     (cost $500,323)                                                    495,656
                                                                    ___________
________________________________________________________________________________

@=# Collateralized Bond Obligations - 0.03%
________________________________________________________________________________

     Juniper CBO Series 1999-1A A1 144A
          6.83% 4/15/11                             48,163               48,440
     Putnam CBO II Limited 144A
          6.875% 11/8/09                            11,403               11,403
                                                                    ___________
Total Collateralized Bond Obligations

     (cost $61,679)                                                      59,843
                                                                    ___________
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 1.90%
________________________________________________________________________________

   ~ Bank of America Commercial Mortgage
          Series 2006-3 A4 5.889% 7/10/44        1,395,000            1,410,257
   # Bear Stearns Commercial Mortgage
          Securities Series 2004-ESA E 144A
          5.064% 5/14/16                           260,000              257,910
   # Credit Suisse First Boston Mortgage
          Securities Series 2001-SPGA A2 144A
          6.515% 8/13/18                           610,000              636,996
   ~ JPMorgan Chase Commercial Mortgage
          Securities Series 2006-LDP7 AJ
          6.066% 4/15/45                           600,000              606,234
     Merrill Lynch Mortgage Trust
        # Series 2002-MW1 J 144A
          5.695% 7/12/34                           110,000              104,334
          Series 2005-CIP1 A2 4.96% 7/12/38         50,000               49,007
   # Morgan Stanley Capital I
          Series 1999-FNV1 G 144A
          6.12% 3/15/31                            155,000              155,400
   # Tower Series 2004-2A A 144A
          4.232% 12/15/14                          195,000              188,141
                                                                    ___________
Total Commercial Mortgage-Backed Securities

     (cost $3,389,730)                                                3,408,279
                                                                    ___________
________________________________________________________________________________

Corporate Bonds - 84.05%
________________________________________________________________________________

Banking - 8.30%
     BAC Capital Trust XI 6.625% 5/23/36           655,000              669,572
   ~ Barclays Bank 6.278% 12/29/49               1,035,000              935,317
     BB&T Capital Trust I 5.85% 8/18/35            875,000              803,781
     Citigroup
          6.625% 6/15/32                           100,000              105,900
          6.875% 2/15/98                           750,000              803,588
  ~# HBOS 144A
          5.92% 9/29/49                            300,000              281,973
          6.413% 9/29/49                         1,000,000              924,478
     HSBC 7.625% 5/17/32                           500,000              580,795
   # Kaupthing Bank 144A
          7.125% 5/19/16                         1,290,000            1,306,205
     Popular North America Capital Trust I
          6.564% 9/15/34                           580,000              537,354
  ~# Rabobank Capital Funding II 144A
          5.26% 12/29/49                           505,000              482,523
   ~ RBS Capital Trust I 4.709% 12/29/49           285,000              261,481
  ~# Resona Preferred Global Securities
          Cayman 144A 7.191% 12/29/49            2,270,000            2,316,517
   # Russian Agriculture Bank 144A
          7.175% 5/16/13                           300,000              304,800
  ~# Shinsei Finance Cayman 144A
          6.418% 1/29/49                           550,000              533,715
     Sovereign Capital Trust VI
          7.908% 6/13/36                           900,000              954,033
  ~# Sumitomo Mitsui Banking 144A
          5.625% 7/29/49                           540,000              513,247
          Travelers Capital III 7.625% 12/1/36     581,000              659,817
  ~# United Overseas Bank 144A
          5.375% 9/3/19                            305,000              292,180
   ~ Wachovia Capital Trust III
          5.80% 8/29/49                          1,600,000            1,575,648
                                                                    ___________

                                                                     14,842,924
                                                                    ___________
Basic Industry - 6.00%
     Abitibi-Consolidated 7.875% 8/1/09            395,000              383,150
     Alcan 5.75% 6/1/35                            930,000              845,726
     Barrick Gold 5.80% 11/15/34                   500,000              450,464
     Bowater 9.00% 8/1/09                          320,000              328,800
     Georgia-Pacific
          8.875% 5/15/31                           870,000              871,088
          9.50% 12/1/11                            250,000              263,750
     Huntsman International 10.125% 7/1/09         495,000              504,900
     IMC Global 7.375% 8/1/18                      200,000              183,500
     Ispat Inland 9.75% 4/1/14                     380,000              422,378
     Lubrizol 6.50% 10/1/34                        835,000              818,532
     Newmont Mining 5.875% 4/1/35                  500,000              449,732
     Norske Skog 8.625% 6/15/11                    460,000              450,800
   # Norske Skogindustrier 144A
          7.125% 10/15/33                        1,120,000              988,929
     Phelps Dodge 9.50% 6/1/31                     500,000              631,697
     Placer Dome 6.45% 10/15/35                    675,000              662,306
   # Southern Copper 144A 7.50% 7/27/35            625,000              621,556
     Southern Peru Copper 7.50% 7/27/35            940,000              934,820
     Vale Overseas 6.25% 1/11/16                   215,000              213,065
     Weyerhaeuser 7.125% 7/15/23                   340,000              338,900
     Witco 6.875% 2/1/26                           400,000              362,000
                                                                    ___________

                                                                     10,726,093
                                                                    ___________
Brokerage - 3.85%
   ~ Ameriprise Financial 7.518% 6/1/66          1,370,000            1,411,385
     E Trade Financial 8.00% 6/15/11               495,000              511,088
   # FMR 144A 7.57% 6/15/29                        350,000              414,234


                                                                  (continues) 19

Statements of net assets


Delaware Extended Duration Bond Fund

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Brokerage (continued)
     Goldman Sachs
          6.125% 2/15/33                 USD       555,000          $   532,856
          6.345% 2/15/34                         2,370,000            2,273,277
     LaBranche & Company 9.50% 5/15/09             595,000              615,825
     Merrill Lynch 6.05% 5/16/16                   725,000              727,951
     Morgan Stanley 5.375% 10/15/15                420,000              402,933
                                                                    ___________

                                                                      6,889,549
                                                                    ___________
Capital Goods - 0.84%
     Allied Waste North America
          9.25% 9/1/12                             405,000              432,338
     Honeywell International 5.70% 3/15/36         300,000              287,381
     United Technologies 6.05% 6/1/36              785,000              789,961
                                                                    ___________

                                                                      1,509,680
                                                                    ___________
Communications - 14.75%
     America Movil 6.375% 3/1/35                   600,000              556,884
     AT&T 8.00% 11/15/31                         1,100,000            1,287,217
     AT&T Wireless Services 8.75% 3/1/31         1,720,000            2,135,839
     BellSouth 6.00% 11/15/34                    1,170,000            1,059,062
   ` British Telecommunications
          8.875% 12/15/30                          985,000            1,245,175
     Citizens Communications 9.00% 8/15/31         500,000              515,000
     Comcast 6.50% 11/15/35                      1,260,000            1,209,776
     Cox Communications
          6.80% 8/1/28                             984,000              978,996
          6.95% 1/15/28                            645,000              643,185
     CSC Holdings 8.125% 8/15/09                   215,000              221,181
   # Hanarotelecom 144A 7.00% 2/1/12               285,000              272,539
     Insight Midwest 10.50% 11/1/10                260,000              271,700
     Intelsat Bermuda 8.625% 1/15/15               165,000              164,175
     Liberty Media 8.50% 7/15/29                   530,000              529,962
     News America
          6.20% 12/15/34                           755,000              693,444
          7.30% 4/30/28                            700,000              721,986
     Nextel Communications
          6.875% 10/31/13                          310,000              313,765
     Pacific Bell 7.125% 3/15/26                   100,000              104,536
     SBC Communications 5.10% 9/15/14            1,125,000            1,057,581
     Sprint Capital 8.75% 3/15/32                2,255,000            2,754,518
     Telecom Italia Capital 7.20% 7/18/36        2,075,000            2,122,688
     Telefonica Emisones
          6.421% 6/20/16                           305,000              309,358
          7.045% 6/20/36                         1,455,000            1,499,212
     Telefonos de Mexico 5.50% 1/27/15             600,000              574,201
     Time Warner Entertainment
          8.375% 3/15/23                         1,670,000            1,860,777
     Triton Communications 8.50% 6/1/13            630,000              590,625
     US Unwired 10.00% 6/15/12                     180,000              198,900
   # Viacom 144A 6.875% 4/30/36                  1,130,000            1,087,048
     Vodafone Group 7.875% 2/15/30                 400,000              448,331
   # Windstream 144A
     8.125% 8/1/13                                 305,000              318,725
     8.625% 8/1/16                                 605,000              632,225
                                                                    ___________

                                                                     26,378,611
                                                                    ___________
Consumer Cyclical - 10.56%
     Centex 6.50% 5/1/16                         1,225,000            1,207,093
     Corrections Corporation of America
          7.50% 5/1/11                             280,000              284,200
     DaimlerChrysler Holdings
          8.50% 1/18/31                            600,000              694,862
     Disney (Walt) 7.55% 7/15/93                 1,920,000            2,125,319
     Ford Motor 7.45% 7/16/31                    1,880,000            1,391,200
     Fortune Brands 5.875% 1/15/36                 680,000              609,458
   # Galaxy Entertainment Finance 144A
          9.875% 12/15/12                          415,000              435,750
     General Motors 8.375% 7/15/33               1,620,000            1,336,500
     General Motors Acceptance Corporation
          6.875% 9/15/11                         1,120,000            1,085,635
          8.00% 11/1/31                          3,695,000            3,633,367
   # Johnson (SC) & Son 144A
          5.75% 2/15/33                            225,000              208,730
     Kohl's 7.25% 6/1/29                           600,000              637,867
     Lodgenet Entertainment 9.50% 6/15/13          195,000              208,650
     May Department Stores
          6.65% 7/15/24                            500,000              499,197
          6.70% 7/15/34                            960,000              955,747
     Neiman Marcus 10.375% 10/15/15                490,000              522,463
     Office Depot 6.25% 8/15/13                    300,000              303,252
     Penney (J.C.)
          7.625% 3/1/97                             85,000               85,779
          7.65% 8/15/16                            550,000              604,800
     Royal Caribbean Cruises 7.25% 6/15/16         235,000              233,885
     Target 5.875% 7/15/16                         375,000              379,490
     Visteon
          7.00% 3/10/14                            385,000              315,700
          8.25% 8/1/10                           1,230,000            1,137,750
                                                                    ___________

                                                                     18,896,694
                                                                    ___________
Consumer Non-Cyclical - 7.88%
     Altria Group 7.75% 1/15/27                    785,000              914,395
     AmerisourceBergen
          5.625% 9/15/12                           525,000              504,368
          5.875% 9/15/15                           450,000              427,508
     Biovail 7.875% 4/1/10                         615,000              627,300
     Boston Scientific 7.00% 11/15/35            1,640,000            1,579,650
   # Cargill 144A 6.125% 4/19/34                 1,000,000              986,760
     Delhaize America 9.00% 4/15/31                455,000              512,804
     Genentech 5.25% 7/15/35                       800,000              706,595
   # HealthSouth 144A 10.75% 6/15/16               550,000              528,000
     Kraft Foods 6.50% 11/1/31                   1,195,000            1,221,047
     Marsh Supermarket 8.875% 8/1/07               180,000              179,550
     Medco Health Solutions 7.25% 8/15/13        1,335,000            1,428,944
     Merck 5.95% 12/1/28                           655,000              629,536
     Pilgrim's Pride 9.625% 9/15/11                285,000              299,963
   # Reynolds American 144A
          7.875% 5/15/09                           355,000              370,117
     Schering-Plough 6.75% 12/1/33                 950,000            1,000,801
     US Oncology 9.00% 8/15/12                     400,000              418,000
     UST 6.625% 7/15/12                            255,000              264,859
     Wyeth 6.00% 2/15/36                         1,545,000            1,488,166
                                                                    ___________

                                                                     14,088,363
                                                                    ___________
Electric - 8.82%
     Alabama Power 5.875% 12/1/22                  925,000              912,506
     CalEnergy 8.48% 9/15/28                     1,345,000            1,654,072

                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Electric (continued)
     Carolina Power & Light
          8.625% 9/15/21                 USD     1,410,000          $ 1,744,743
     CenterPoint Energy Houston Electric
          5.60% 7/1/23                             830,000              781,955
     Cleveland Electric Illuminating
          7.88% 11/1/17                            530,000              603,841
     Dominion Resources
          5.95% 6/15/35                            450,000              414,334
          6.30% 3/15/33                            800,000              769,537
     Duke Capital 5.668% 8/15/14                   780,000              754,173
   # MidAmerican Energy Holdings 144A
          6.125% 4/1/36                          1,115,000            1,076,517
     Northern States Power-Minnesota
          5.25% 7/15/35                            805,000              712,993
     NRG Energy 7.375% 2/1/16                      610,000              597,800
     Ohio Edison 6.875% 7/15/36                  1,120,000            1,169,724
     Oncor Electric 7.25% 1/15/33                  625,000              680,868
     Otter Tail 6.80% 10/1/32                      450,000              439,008
     Pacific Gas & Electric 6.05% 3/1/34         1,295,000            1,253,642
     PSEG Power 5.50% 12/1/15                      860,000              819,864
     Tampa Electric 6.55% 5/15/36                  100,000              102,174
   # Tenaska Alabama Partners 144A
          7.00% 6/30/21                            268,740              265,884
     Xcel Energy 6.50% 7/1/36                    1,025,000            1,029,644
                                                                    ___________

                                                                     15,783,279
                                                                    ___________
Energy - 5.70%
     Amerada Hess 7.125% 3/15/33                   800,000              851,730
     ConocoPhillips 5.90% 10/15/32                 850,000              838,202
     EnCana 6.50% 8/15/34                          650,000              656,278
     Global Marine 7.00% 6/1/28                    525,000              561,388
     Nexen 5.875% 3/10/35                        1,050,000              951,958
     Petro-Canada 5.95% 5/15/35                  1,450,000            1,333,408
   # Ras Laffan Liquefied Natural Gas II 144A
          5.298% 9/30/20                           500,000              473,174
   # Ras Laffan Liquefied Natural Gas III 144A
          5.838% 9/30/27                         1,220,000            1,156,315
     SEACOR Holdings 7.20% 9/15/09                 240,000              245,611
   ~ Secunda International 13.507% 9/1/12          225,000              236,531
     Siberian Oil 10.75% 1/15/09                   475,000              523,355
     Talisman Energy 5.85% 2/1/37                  990,000              898,414
   # TNK-BP Finance 144A 7.50% 7/18/16           1,105,000            1,119,302
     Tyumen Oil 11.00% 11/6/07                     330,000              349,173
                                                                    ___________

                                                                     10,194,839
                                                                    ___________
Financials - 3.09%
   ~ HSBC Finance Capital Trust IX
          5.911% 11/30/35                          900,000              878,342
   # Mantis Reef 144A 4.799% 11/3/09               340,000              328,928
   ~ MUFG Capital Finance 1 6.346% 7/29/49         555,000              543,839
     Residential Capital
          5.125% 5/17/12                 EUR       250,000              319,799
          6.875% 6/30/15                 USD     3,410,000            3,464,100
                                                                    ___________

                                                                      5,535,008
                                                                    ___________
Industrial - 0.17%
     President and Fellows of
          Harvard College
          6.30% 10/1/37                            305,000              307,602
                                                                    ___________

                                                                        307,602
                                                                    ___________
Insurance - 8.55%
     American RE 7.45% 12/15/26                    155,000              167,708
   # Farmers Exchange Capital 144A
          7.05% 7/15/28                            365,000              354,867
   # Farmers Insurance Exchange 144A
          6.00% 8/1/14                             300,000              291,938
          8.625% 5/1/24                          1,680,000            1,889,241
     Humana 6.45% 6/1/16                           345,000              347,329
   # Liberty Mutual 144A 7.00% 3/15/34             270,000              258,710
   # Liberty Mutual Insurance 144A
          7.697% 10/15/97                        1,110,000            1,073,830
     MetLife
          5.70% 6/15/35                            715,000              657,337
          6.375% 6/15/34                           500,000              500,845
     Montpelier Re Holdings
          6.125% 8/15/13                           735,000              691,240
   # Mutual of Omaha 144A
          6.80% 6/15/36                            900,000              893,643
   # Nationwide Mutual Insurance 144A
          7.875% 4/1/33                            410,000              462,478
   # New York Life Insurance 144A
          5.875% 5/15/33                           295,000              287,973
 ~/# North Front Pass-Through Trust 144A
          5.81% 12/15/24                         1,660,000            1,595,707
     UnitedHealth Group 5.80% 3/15/36            1,860,000            1,732,192
     WellPoint 5.85% 1/15/36                     2,195,000            2,037,146
     Willis Group 5.625% 7/15/15                 1,205,000            1,129,198
  ~# ZFS Finance USA Trust I 144A
          6.45% 12/15/65                           990,000              931,832
                                                                    ___________

                                                                     15,303,214
                                                                    ___________
Natural Gas - 2.99%
     Energy Transfer 5.95% 2/1/15                  490,000              479,949
     Enterprise Products 5.75% 3/1/35              650,000              565,535
   # GulfSouth Pipeline 144A 5.05% 2/1/15          175,000              164,449
     Kaneb Pipe Line 5.875% 6/1/13                 145,000              142,776
     Kinder Morgan 6.40% 1/5/36                  1,750,000            1,440,550
     San Diego Gas & Electric
          6.00% 6/1/26                           1,020,000            1,019,312
     Sunoco Logistics Partners
          6.125% 5/15/16                           845,000              844,887
     Valero Logistics Operations
          6.05% 3/15/13                            685,000              683,932
                                                                    ___________

                                                                      5,341,390
                                                                    ___________
Real Estate - 0.14%
     HRPT Properties Trust 5.75% 2/15/14           265,000              258,883
                                                                    ___________

                                                                        258,883
                                                                    ___________
Technology - 1.45%
     Dell 7.10% 4/15/28                            420,000              461,775
     International Business Machines
          7.125% 12/1/96                           100,000              110,164


                                                                  (continues) 21

Statements of net assets


Delaware Extended Duration Bond Fund


                                                Principal            Market
                                                 Amount o         Value (U.S. $)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Technology (continued)
     Motorola
          6.50% 9/1/25                   USD       415,000          $   420,651
          6.50% 11/15/28                         1,050,000            1,065,371
     Sungard Data Systems
          10.25% 8/15/15                           530,000              539,938
                                                                    ___________

                                                                      2,597,899
                                                                    ___________
Transportation - 0.96%
     American Airlines
          6.817% 5/23/11                           380,000              372,400
          6.977% 5/23/21                            72,537               69,814
     Continental Airlines 6.503% 6/15/11           725,000              729,202
   # Hertz 144A 10.50% 1/1/16                      495,000              540,788
                                                                    ___________

                                                                      1,712,204
                                                                    ___________

Total Corporate Bonds (cost $154,523,411)                           150,366,232
                                                                    ___________
________________________________________________________________________________

Foreign Agencies - 1.42%
________________________________________________________________________________

     Pemex Project Funding Master Trust
          6.625% 6/15/35                         1,075,000            1,036,982
          Series A 6.625% 6/15/35                1,560,000            1,498,979
                                                                    ___________

Total Foreign Agencies (cost $2,357,840)                              2,535,961
                                                                    ___________
________________________________________________________________________________

Municipal Bonds - 1.23%
________________________________________________________________________________

     American Eagle Northwest Series
          A 4.97% 12/15/18                         125,000              118,458
     California State 5.00% 2/1/33                 180,000              183,029
     California State University Systemwide
          Revenue 5.00% 11/1/30 (AMBAC)            600,000              620,364
     Illinois State Taxable Pension
          5.10% 6/1/33                             355,000              323,835
     New York State Urban Development
          Series A-1 5.25% 3/15/34 (FGIC)          295,000              310,331
     Oregon State Taxable Pension
          5.892% 6/1/27                            410,000              413,202
     West Virginia Economic Development
          Authority 5.37% 7/1/20 (MBIA)             60,000               58,280
     Wisconsin State General Taxable Revenue
          Series A 5.70% 5/1/26 (FSA)              170,000              168,808
                                                                    ___________

Total Municipal Bonds (cost $2,228,167)                               2,196,307
                                                                    ___________
________________________________________________________________________________

Non-Agency Asset-Backed Securities - 0.22%
________________________________________________________________________________

     Citibank Credit Card Issuance Trust Series
          2003-A7 A7 4.15% 7/7/17                  150,000              136,361
   # GSAA Trust Series 2004-4N Note 144A
          6.25% 5/25/34                              3,810                3,803
     Mid-State Trust
          Series 11 A1 4.864% 7/15/38               63,030               59,294
          Series 2005-1 A 5.745% 1/15/40           171,836              167,271
   # Sharp Net Interest Margin Trust Series
          2004-2N 144A 7.00% 1/25/34                23,366               23,366
                                                                    ___________
Total Non-Agency Asset-Backed Securities

     (cost $394,138)                                                    390,095
                                                                    ___________
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations - 0.34%
________________________________________________________________________________

   # GSMPS Mortgage Loan Trust 144A
          Series 2005-RP1 1A3
          8.00% 1/25/35                            156,943              164,478
   ~ Indymac Index Mortgage Loan Trust
          Series 2006-AR7 5A1 6.164% 5/25/36       446,851              448,654
                                                                    ___________
Total Non-Agency Collateralized Mortgage
     Obligations (cost $619,262)                                        613,132
                                                                    ___________
________________________________________________________________________________

Regional Agency - 0.47%
________________________________________________________________________________

     Queensland Treasury
          6.00% 10/14/15                 AUD     1,105,000              846,923
                                                                    ___________

Total Regional Agency (cost $845,088)                                   846,923
                                                                    ___________
________________________________________________________________________________

Regional Authority - 0.47%
________________________________________________________________________________

     Ontario Province 4.50% 3/8/15       CAD       345,000              302,859
     Quebec Province 5.00% 12/1/15       CAD       589,000              530,992
                                                                    ___________

Total Regional Authority (cost $817,026)                                833,851
                                                                    ___________
________________________________________________________________________________

<<Senior Secured Loans - 4.68%
________________________________________________________________________________

     Alltel/Windstream Term Loan B
          7.196% 7/17/13                 USD     1,020,000            1,022,550
     AWAS Capital 7.25% 3/21/13                    833,046              833,046
     Georgia Pacific Loan
          Tranche B 7.35% 12/20/12                 995,000              995,000
          Tranche C 8.30% 12/23/13                 700,000              707,875
     HealthSouth 8.52% 3/10/13                   1,600,000            1,598,000
   @ Neiman Marcus Term Bank Loan
          7.77% 4/6/13                           1,000,000            1,010,000
   @ Qwest Communications Bank Loan
          Tranch B 6.95% 6/30/10                 1,400,000            1,395,625
     United Airlines Bank Loan Tranche B
          8.625% 2/1/12                            437,500              442,422
          9.125% 2/1/12                             62,500               63,203
     Visteon 8.61% 6/13/13                         300,000              300,000
                                                                    ___________

Total Senior Secured Loans (cost $8,351,364)                          8,367,721
                                                                    ___________
________________________________________________________________________________

Sovereign Debt - 3.70%
________________________________________________________________________________

Brazil - 0.72%
     Republic of Brazil
   # 144A 6.00% 8/15/10                  BRL     2,715,046            1,132,004
          12.50% 1/5/16                  BRL       310,000              143,274
                                                                    ___________

                                                                      1,275,278
                                                                    ___________
Colombia - 0.35%
     Republic of Colombia
          7.375% 1/27/17                 USD       250,000              255,625
          12.00% 10/22/15                COP   775,000,000              374,642
                                                                    ___________

                                                                        630,267
                                                                    ___________
Germany - 0.19%
     Deutschland Republic
          5.00% 7/4/11                   EUR       251,000              338,997
                                                                    ___________

                                                                        338,997
                                                                    ___________
Mexico - 0.97%
     Mexican Bonos 10.00% 12/5/24        MXN     4,425,000              448,586
     Mexico Government
          6.75% 9/27/34                  USD     1,250,000            1,276,250
                                                                    ___________

                                                                      1,724,836
                                                                    ___________

                                                Principal            Market
                                                 Amount o        Value (U.S. $)
________________________________________________________________________________

Sovereign Debt (continued)
________________________________________________________________________________

Netherlands - 0.14%
     Netherlands Government
          5.75% 2/15/07                  EUR       197,000       $       254,814
                                                                 _______________

                                                                         254,814
                                                                 _______________

Poland - 0.08%
     Poland Government
          6.25% 10/24/15                 PLN       420,000               142,512
                                                                 _______________

                                                                         142,512
                                                                 _______________

Russia - 0.08%
/ ~ @ Russian Paris Club Participation Note
          2.654% 8/20/20                 JPY    16,595,898               144,759
                                                                 _______________

                                                                        144,759
                                                                 _______________

Sweden - 0.50%
     Swedish Government
          4.00% 12/1/09                  SEK     4,045,000               569,967
          4.50% 8/12/15                  SEK     1,355,000               197,882
          5.00% 12/1/20                  SEK       850,000               132,326
                                                                 _______________

                                                                         900,175
                                                                 _______________

United Kingdom - 0.51%
     U.K. Treasury 8.00% 9/27/13         GBP       405,000               908,928
                                                                 _______________

                                                                         908,928
                                                                 _______________

Venezuela - 0.16%
     Venezuela Government
          6.00% 12/9/20                  USD       325,000               293,800
                                                                 _______________

                                                                         293,800
                                                                 _______________

Total Sovereign Debt (cost $6,423,271)                                 6,614,366
                                                                 _______________

________________________________________________________________________________

Supranational Banks - 0.12%
________________________________________________________________________________

     Inter-American Development Bank
          1.90% 7/8/09                   JPY     1,000,000                 8,939
   ^ International Bank for Reconstruction
          & Development
          6.861% 8/20/07                 NZD       357,000               205,033
                                                                 _______________

Total Supranational Banks (cost $224,681)                                213,972
                                                                 _______________

________________________________________________________________________________

U.S. Treasury Obligations - 1.41%
________________________________________________________________________________

     U.S. Treasury Bonds
          5.375% 2/15/31                 USD     2,290,000             2,368,540
  oo U.S. Treasury Notes
          3.75% 3/31/07                             75,000                74,335
          5.125% 5/15/16                            85,000                85,910
                                                                 _______________

Total U.S. Treasury Obligations

     (cost $2,516,296)                                                 2,528,785
                                                                 _______________


                                                  Number
                                                of Shares
________________________________________________________________________________

Preferred Stock - 0.12%
________________________________________________________________________________

     Nexen 7.35%                                     8,710              218,708
                                                                 ______________

Total Preferred Stock (cost $217,750)                                    218,708
                                                                 ______________

________________________________________________________________________________

Warrant - 0.00%
________________________________________________________________________________

~ # Solutia 144A, exercise price $7.59,
          expiration date 7/15/09                      550                    -
                                                                 ______________

Total Warrant (cost $46,787)                                                  -
                                                                 ______________


Total Market Value of Securities - 100.69%

     (cost $183,978,829)                                            180,134,126

Liabilities Net of Receivables and
     Other Assets - (0.69%)                                          (1,230,081)
                                                                 ______________

Net Assets Applicable to 33,061,699
     Shares Outstanding - 100.00%                                  $178,904,045
                                                                 ______________

Net Asset Value - Delaware Extended Duration Bond Fund
     Class A ($92,132,502 / 17,017,497 Shares)                            $5.41
                                                                          _____

Net Asset Value - Delaware Extended Duration Bond Fund
     Class B ($6,370,523 / 1,177,958 Shares)                              $5.41
                                                                          _____

Net Asset Value - Delaware Extended Duration Bond Fund
     Class C ($11,021,322 / 2,036,664 Shares)                             $5.41
                                                                          _____

Net Asset Value - Delaware Extended Duration Bond Fund
     Class R ($22,690 / 4,190.35 Shares)                                  $5.41
                                                                          _____

Net Asset Value - Delaware Extended Duration Bond Fund
     Institutional Class ($69,357,008 / 12,825,390 Shares)                $5.41
                                                                          _____

Components of Net Assets at July 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $189,140,010
Distributions in excess of net investment income                        (75,228)
Accumulated net realized loss on investments                         (6,949,040)
Net unrealized depreciation of investments and
     foreign currencies                                              (3,211,697)
                                                                 ______________

Total net assets                                                   $178,904,045
                                                                 ______________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombian Peso
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
MXN - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar


` Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at July 31, 2006.



                                                                  (continues) 23

Statements of net assets


Delaware Extended Duration Bond Fund



________________________________________________________________________________

________________________________________________________________________________

/ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

<< Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

= Security is being fair valued in accordance with the Fund's fair valuation policy. At July 31, 2006, the aggregate amount of fair valued securities equaled $59,843, which represented 0.03% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

+  Non-income producing security for the year ended July 31, 2006.

@ Illiquid security. At July 31, 2006, the aggregate amount of illiquid securities equaled $2,610,227, which represented 1.46% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2006, the aggregate amount of Rule 144A securities equaled $29,712,102, which represented 16.61% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

oo Fully or partially pledged as collateral for financial futures contracts.


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
CBO - Collateralized Bond Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
S.F. - Single Family
TBA - To be announced
yr - Year

Net Asset Value and Offering Price Per Share -
     Delaware Extended Duration Bond Fund

Net asset value Class A (A)                                               $ 5.41
Sales charge (4.50% of offering price) (B)                                  0.25
                                                                          ______

Offering price                                                            $ 5.66
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


The following foreign currency exchange contracts, forward foreign cross-currency exchange contracts and futures contracts were outstanding at July 31, 2006:

Foreign Currency Exchange Contracts(1)
                                                                   Unrealized
Contracts            In Exchange         Settlement               Appreciation
Receive (Deliver)        For               Date                  (Depreciation)
________________     ___________         __________              ______________

AUD (1,144,990)      USD   871,681         8/4/06                  $(5,517)
CAD   (754,150)      USD   682,180         8/4/06                   15,717
EUR    125,100       USD  (159,934)        8/4/06                     (106)
GBP   (494,000)      USD   912,212         8/4/06                  (10,603)
JPY135,687,000       USD(1,198,183)       11/2/06                    1,311
JPY 95,194,000       USD  (840,143)        8/4/06                   (9,523)
JPY 30,716,280       EUR  (215,100)        8/4/06                   (6,796)
NZD   (323,800)      USD   206,704         8/4/06                    6,784
PLN   (568,970)      USD   189,954         8/4/06                    5,656
SEK (4,356,000)      USD   608,244        11/2/06                     (887)
                                                                 _________

                                                                   $(3,964)
                                                                 _________




Futures Contracts(2)
                       Notional                                     Unrealized
Contracts to            Cost         Notional     Expiration       Appreciation
to Buy (Sell)         (Proceeds)      Value          Date         (Depreciation)
_____________         __________     ________     __________      ______________

(65) U.S. Treasury
     2 year Notes   $(13,231,440) $(13,225,469)     9/30/06        $   5,971
(132) U.S. Treasury
     5 year Notes    (13,709,883)  (13,756,875)     9/30/06          (46,992)
4 U.S. Treasury
     10 year Notes       416,260       424,125      9/30/06            7,865
480 U.S. Treasury
     long Bond        51,314,393    51,975,000      9/30/06          660,607
                                                                   _________

                                                                   $ 627,451
                                                                   _________

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 8 in "Notes to Financial Statements."

(2) See Note 9 in "Notes to Financial Statements."


See accompanying notes

Statements of operations


Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Year Ended July 31, 2006




                                                                                                                   Delaware Extended
                                                                                              Delaware Corporate       Duration
                                                                                                   Bond Fund          Bond Fund


Investment Income:

     Interest                                                                                       $ 25,743,228        $ 9,751,366
     Dividends                                                                                            50,035             16,005
     Foreign tax withheld                                                                                    850                  -
                                                                                                    ____________        ___________

                                                                                                      25,794,113          9,767,371
                                                                                                    ____________        ___________

Expenses:

     Management fees                                                                                   2,238,307            873,794
     Distribution expense - Class A                                                                      467,594            235,811
     Distribution expense - Class B                                                                      239,185             69,080
     Distribution expense - Class C                                                                      440,277            109,694
     Distribution expense - Class R                                                                       23,552                 11
     Dividend disbursing and transfer agent fees and expenses                                            537,848            339,725
     Accounting and administration expenses                                                              179,986             63,949
     Reports and statements to shareholders                                                              138,911             35,393
     Registration fees                                                                                   101,043             85,026
     Professional fees                                                                                    85,904             23,063
     Trustees' fees                                                                                       23,096              8,194
     Custodian fees                                                                                       21,986             10,920
     Insurance fees                                                                                       14,474              6,298
     Pricing fees                                                                                         10,017              8,090
     Taxes (other than taxes on income)                                                                    2,290                699
     Other                                                                                                14,808              8,764
                                                                                                    ____________        ___________

                                                                                                       4,539,278          1,878,511
     Less expenses absorbed or waived                                                                   (851,058)          (590,177)
     Less waiver of distribution expenses - Class A                                                      (77,932)           (39,302)
     Less waiver of distribution expenses - Class R                                                       (3,925)                (1)
     Less expense paid indirectly                                                                              -             (1,477)
                                                                                                    ____________        ___________

Total operating expenses                                                                               3,606,363          1,247,554
                                                                                                    ____________        ___________

Net Investment Income                                                                                 22,187,750          8,519,817
                                                                                                    ____________        ___________


Net Realized and Unrealized Loss on Investments and Foreign Currencies:

     Net realized loss on:
          Investments                                                                                 (5,701,780)        (3,389,104)
          Futures contracts                                                                           (1,390,979)        (3,058,419)
          Foreign currencies                                                                            (837,079)          (275,553)
                                                                                                    ____________        ___________

     Net realized loss                                                                                (7,929,838)        (6,723,076)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies         (8,941,724)        (6,030,443)
                                                                                                    ____________        ___________

Net Realized and Unrealized Loss on Investments and Foreign Currencies                               (16,871,562)       (12,753,519)
                                                                                                    ____________        ___________

Net Increase (Decrease) in Net Assets Resulting from Operations                                     $  5,316,188        $(4,233,702)
                                                                                                    ____________        ___________


See accompanying notes


Statements of changes in net assets


Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund





                                                                                  Delaware Corporate      Delaware Extended Duration
                                                                                      Bond Fund                    Bond Fund
                                                                                     Year Ended                   Year Ended
                                                                                  7/31/06       7/31/05       7/31/06       7/31/05
Increase (Decrease) in Net Assets from Operations:
     Net investment income                                                   $ 22,187,750  $ 13,422,941  $  8,519,817  $  4,591,784
     Net realized gain (loss) on investments and foreign currencies            (7,929,838)    4,050,027    (6,723,076)    3,757,115
     Net change in unrealized appreciation/depreciation
          of investments and foreign currencies                                (8,941,724)    2,537,346    (6,030,443)    1,401,740
                                                                             ____________  ____________  ____________  ____________

     Net increase (decrease) in net assets resulting from operations            5,316,188    20,010,314    (4,233,702)    9,750,639
                                                                             ____________  ____________  ____________  ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                              (8,637,844)   (4,476,591)   (4,371,012)   (1,749,163)
          Class B                                                              (1,135,624)     (950,409)     (328,905)     (277,133)
          Class C                                                              (2,096,816)   (1,076,891)     (526,030)     (258,941)
          Class R                                                                (206,642)      (91,868)          (99)            -
          Institutional Class                                                 (12,571,536)   (8,153,570)   (3,590,579)   (2,587,552)

     Net realized gain on investments:
          Class A                                                                (527,705)   (1,020,537)     (665,542)     (838,361)
          Class B                                                                 (89,966)     (258,873)      (65,519)     (199,563)
          Class C                                                                (158,079)     (279,634)      (95,451)     (171,958)
          Class R                                                                 (10,588)      (19,889)           (9)            -
          Institutional Class                                                    (789,910)   (1,397,911)     (495,282)   (1,463,367)
                                                                             ____________  ____________  ____________  ____________

                                                                              (26,224,710)  (17,726,173)  (10,138,428)   (7,546,038)
                                                                             ____________  ____________  ____________  ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                             116,965,373    67,510,111    70,033,345    44,757,568
          Class B                                                               5,480,756     6,587,587     1,596,666     2,260,874
          Class C                                                              26,840,816    16,718,033     7,767,959     4,847,769
          Class R                                                               5,286,473     2,294,745        22,712             -
          Institutional Class                                                  69,191,641   109,274,403    34,246,110    18,354,063

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                               6,026,893     3,833,309     3,475,657     1,717,296
          Class B                                                                 747,693       698,514       268,415       324,939
          Class C                                                               1,607,530       972,083       453,128       292,717
          Class R                                                                 199,553       110,054            78             -
          Institutional Class                                                   8,720,594     5,784,351     1,194,150     1,087,272

     Net assets from reorganization(1):
          Class A                                                              90,009,269             -             -             -
                                                                             ____________  ____________  ____________  ____________

                                                                              331,076,591   213,783,190   119,058,220    73,642,498
                                                                             ____________  ____________  ____________  ____________

     Cost of shares repurchased:
          Class A                                                            $(65,553,470) $(30,692,383) $(32,301,474)  $(8,613,255)
          Class B                                                              (5,157,997)   (4,094,480)   (1,811,833)   (1,379,079)
          Class C                                                             (10,799,030)   (6,046,918)   (4,352,401)   (2,089,944)
          Class R                                                              (1,875,122)     (666,356)         (303)            -
          Institutional Class                                                 (34,395,149)  (18,298,850)  (13,025,806)   (8,661,124)
                                                                             ____________  ____________  ____________  ____________

                                                                             (117,780,768)  (59,798,987)  (51,491,817)  (20,743,402)
                                                                             ____________  ____________  ____________  ____________


Increase in net assets derived from capital share transactions                213,295,823   153,984,203    67,566,403    52,899,096
                                                                             ____________  ____________  ____________  ____________

Net Increase in Net Assets                                                    192,387,301   156,268,344    53,194,273    55,103,697
                                                                             ____________  ____________  ____________  ____________

Net Assets:

     Beginning of year                                                        376,935,105   220,666,761   125,709,772    70,606,075
                                                                             ____________  ____________  ____________  ____________

     End of year                                                             $569,322,406  $376,935,105  $178,904,045  $125,709,772
                                                                             ____________  ____________  ____________  ____________

     Undistributed (distributions in excess of) net investment income        $   (753,270)  $   791,358  $    (75,228) $    198,164
                                                                             ____________  ____________  ____________  ____________

(1) See Note 6 in "Notes to Financial Statements."


See accompanying notes


Financial highlights


Delaware Corporate Bond Fund Class A




Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $  5.780      $  5.700      $ 5.620      $ 5.220      $ 5.370

Income (loss) from investment operations:

Net investment income (1)                                               0.276         0.260        0.296        0.339        0.364
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.239)        0.174        0.183        0.410       (0.152)
                                                                     ________       _______      _______      _______      _______

Total from investment operations                                        0.037         0.434        0.479        0.749        0.212
                                                                     ________       _______      _______      _______      _______
Less dividends and distributions:

Net investment income                                                  (0.306)       (0.286)      (0.307)      (0.349)      (0.362)
Net realized gain on investments                                       (0.021)       (0.068)      (0.092)           -            -
                                                                     ________       _______      _______      _______      _______

Total dividends and distributions                                      (0.327)       (0.354)      (0.399)      (0.349)      (0.362)
                                                                     ________       _______      _______      _______      _______

Net asset value, end of period                                       $  5.490       $ 5.780      $ 5.700      $ 5.620      $ 5.220
                                                                     ________       _______      _______      _______      _______


Total return (2)                                                        0.70%         7.76%        8.65%       14.61%        4.02%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $256,776      $115,456      $73,867      $34,707      $17,932
Ratio of expenses to average net assets                                 0.81%         0.82%        0.80%        0.80%        0.80%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.05%         1.08%        1.17%        1.32%        1.22%
Ratio of net investment income to average net assets                    4.95%         4.48%        5.09%        5.98%        6.79%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.71%         4.22%        4.72%        5.46%        6.37%
Portfolio turnover                                                       173%          232%         300%         861%        1044%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.



See accompanying notes




                                                                  (continues) 27

Financial highlights


Delaware Corporate Bond Fund Class B




Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $ 5.770       $ 5.700      $ 5.620      $ 5.220      $ 5.370

Income (loss) from investment operations:

Net investment income (1)                                               0.234         0.216        0.253        0.298        0.325
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.239)        0.164        0.183        0.410       (0.152)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                       (0.005)        0.380        0.436        0.708        0.173
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.264)       (0.242)      (0.264)      (0.308)      (0.323)
Net realized gain on investments                                       (0.021)       (0.068)      (0.092)           -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.285)       (0.310)      (0.356)      (0.308)      (0.323)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $ 5.480       $ 5.770      $ 5.700      $ 5.620      $ 5.220
                                                                      _______       _______      _______      _______      _______


Total return (2)                                                        0.13%         6.77%        7.85%       13.78%        3.25%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $23,792       $23,963      $20,510      $18,551      $11,709
Ratio of expenses to average net assets                                 1.56%         1.57%        1.55%        1.55%        1.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.75%         1.78%        1.87%        2.03%        1.97%
Ratio of net investment income to average net assets                    4.20%         3.73%        4.33%        5.23%        6.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.01%         3.52%        4.01%        4.75%        5.62%
Portfolio turnover                                                       173%          232%         300%         861%        1044%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.



 See accompanying notes


Delaware Corporate Bond Fund Class C




Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $ 5.780       $ 5.700      $ 5.620     $  5.220      $ 5.370

Income (loss) from investment operations:

Net investment income (1)                                               0.234         0.216        0.253        0.297        0.324
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.239)        0.174        0.183        0.410       (0.152)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                       (0.005)        0.390        0.436        0.707        0.172
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.264)       (0.242)      (0.264)      (0.307)      (0.322)
Net realized gain on investments                                       (0.021)       (0.068)      (0.092)           -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.285)       (0.310)      (0.356)      (0.307)      (0.322)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $ 5.490       $ 5.780      $ 5.700      $ 5.620      $ 5.220
                                                                      _______       _______      _______      _______      _______


Total return (2)                                                       (0.05%)        6.95%        7.86%       13.77%        3.24%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $48,425       $33,013      $21,139      $18,313      $ 6,063
Ratio of expenses to average net assets                                 1.56%         1.57%        1.55%        1.55%        1.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.75%         1.78%        1.87%        2.03%        1.97%
Ratio of net investment income to average net assets                    4.20%         3.73%        4.33%        5.23%        6.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.01%         3.52%        4.01%        4.75%        5.62%
Portfolio turnover                                                       173%          232%         300%         861%        1044%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.



See accompanying notes






                                                                  (continues) 29

Financial highlights


Delaware Corporate Bond Fund Class R




Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                               Year Ended
                                                                         ____________________________________________     6/2/03 (1)
                                                                                                                             to
                                                                             7/31/06        7/31/05       7/31/04          7/31/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                          $5.780         $5.700        $5.620           $5.930

Income (loss) from investment operations:

Net investment income (2)                                                      0.262          0.240         0.273            0.030
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                                   (0.239)         0.174         0.188           (0.300)
                                                                              ______         ______        ______           ______

Total from investment operations                                               0.023          0.414         0.461           (0.270)
                                                                              ______         ______        ______           ______

Less dividends and distributions from:

Net investment income                                                         (0.292)        (0.266)       (0.289)          (0.040)
Net realized gain on investments                                              (0.021)        (0.068)       (0.092)               -
                                                                              ______         ______        ______           ______

Total dividends and distributions                                             (0.313)        (0.334)       (0.381)          (0.040)
                                                                              ______         ______        ______           ______

Net asset value, end of period                                                $5.490         $5.780        $5.700           $5.620
                                                                              ______         ______        ______           ______

Total return(3)                                                                0.45%          7.38%         8.33%           (4.58%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                       $6,048         $2,608        $  869           $    0
Ratio of expenses to average net assets                                        1.06%          1.17%         1.15%            1.15%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                  1.35%          1.38%         1.47%            1.57%
Ratio of net investment income to average net assets                           4.70%          4.13%         4.73%            4.93%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                  4.41%          3.92%         4.41%            4.51%
Portfolio turnover                                                              173%           232%          300%          861% (4)
___________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Represents portfolio turnover for the Fund for the entire year.


See accompanying notes


Delaware Corporate Bond Fund Institutional Class





Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $  5.770      $  5.700     $  5.620      $ 5.220     $  5.370

Income (loss) from investment operations:

Net investment income (1)                                               0.289         0.274        0.310        0.354        0.378
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.238)        0.164        0.183        0.410       (0.152)
                                                                     ________       _______      _______      _______      _______

Total from investment operations                                        0.051         0.438        0.493        0.764        0.226
                                                                     ________       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.320)       (0.300)      (0.321)      (0.364)      (0.376)
Net realized gain on investments                                       (0.021)       (0.068)      (0.092)           -            -
                                                                     ________       _______      _______      _______      _______

Total dividends and distributions                                      (0.341)       (0.368)      (0.413)      (0.364)      (0.376)
                                                                     ________       _______      _______      _______      _______

Net asset value, end of period                                       $  5.480      $  5.770     $  5.700      $ 5.620      $ 5.220
                                                                     ________      ________     ________      _______      _______


Total return (2)                                                        0.95%         7.84%        8.92%       14.92%        4.29%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $234,281      $201,895     $104,282      $72,744      $52,681
Ratio of expenses to average net assets                                 0.56%         0.57%        0.55%        0.55%        0.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.75%         0.78%        0.87%        1.03%        0.97%
Ratio of net investment income to average net assets                    5.20%         4.73%        5.33%        6.23%        7.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           5.01%         4.52%        5.01%        5.75%        6.62%
Portfolio turnover                                                       173%          232%         300%         861%        1044%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.



See accompanying notes






                                                                  (continues) 31

Financial highlights


Delaware Extended Duration Bond Fund Class A



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $ 5.940       $ 5.770      $ 5.550      $ 5.050      $ 5.260

Income (loss) from investment operations:

Net investment income (1)                                               0.299         0.292        0.334        0.373        0.384
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.468)        0.390        0.322        0.500       (0.218)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                       (0.169)        0.682        0.656        0.873        0.166
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.309)       (0.312)      (0.339)      (0.373)      (0.376)
Net realized gain on investments                                       (0.052)       (0.200)      (0.097)           -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.361)       (0.512)      (0.436)      (0.373)      (0.376)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $ 5.410       $ 5.940      $ 5.770      $ 5.550      $ 5.050
                                                                      _______       _______      _______      _______      _______

Total return (2)                                                       (2.89%)       12.17%       11.99%       17.55%        3.16%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $92,132       $58,003      $19,439      $ 9,539      $ 4,629
Ratio of expenses to average net assets                                 0.80%         0.84%        0.80%        0.80%        0.80%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.22%         1.31%        1.30%        1.24%        1.23%
Ratio of net investment income to average net assets                    5.35%         4.92%        5.72%        6.65%        7.34%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.93%         4.45%        5.22%        6.21%        6.91%
Portfolio turnover                                                       184%          233%         267%         789%         923%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Extended Duration Bond Fund Class B



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $5.930        $5.760       $5.550       $5.050       $5.260

Income (loss) from investment operations:

Net investment income (1)                                               0.257         0.247        0.291        0.332        0.343
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.458)        0.391        0.312        0.500       (0.218)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                       (0.201)        0.638        0.603        0.832        0.125
                                                                      _______       _______      _______      _______      _______
Less dividends and distributions from:

Net investment income                                                  (0.267)       (0.268)      (0.296)      (0.332)      (0.335)
Net realized gain on investments                                       (0.052)       (0.200)      (0.097)           _            _
                                                                       ______        ______       ______       ______       ______

Total dividends and distributions                                      (0.319)       (0.468)      (0.393)      (0.332)      (0.335)
                                                                       ______        ______       ______       ______       ______

Net asset value, end of period                                         $5.410        $5.930       $5.760       $5.550       $5.050
                                                                       ______        ______       ______       ______       ______

Total return (2)                                                       (3.45%)       11.35%       10.98%       16.70%        2.37%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $6,371        $6,964       $5,597       $5,375       $3,413
Ratio of expenses to average net assets                                 1.55%         1.59%        1.55%        1.55%        1.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.92%         2.01%        2.00%        1.95%        1.98%
Ratio of net investment income to average net assets                    4.60%         4.17%        4.97%        5.90%        6.59%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.23%         3.75%        4.52%        5.50%        6.16%
Portfolio turnover                                                       184%          233%         267%         789%         923%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                                  (continues) 33

Financial highlights


Delaware Extended Duration Bond Fund Class C



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $5.930        $5.760       $5.550       $5.050       $5.260

Income (loss) from investment operations:

Net investment income (1)                                               0.257         0.248        0.291        0.331        0.343
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.450)        0.390        0.312        0.500       (0.218)
                                                                       ______        ______       ______       ______       ______

Total from investment operations                                       (0.201)        0.638        0.603        0.831        0.125
                                                                       ______        ______       ______       ______       ______
Less dividends and distributions from:

Net investment income                                                  (0.267)       (0.268)      (0.296)      (0.331)      (0.335)
Net realized gain on investments                                       (0.052)       (0.200)      (0.097)           _            _
                                                                       ______        ______       ______       ______       ______

Total dividends and distributions                                      (0.319)       (0.468)      (0.393)      (0.331)      (0.335)
                                                                       ______        ______       ______       ______       ______

Net asset value, end of period                                         $5.410        $5.930       $5.760       $5.550       $5.050
                                                                       ______        ______       ______       ______       ______

Total return (2)                                                       (3.45%)       11.35%       10.98%       16.67%        2.37%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $11,021        $8,196       $5,025       $4,751       $1,431
Ratio of expenses to average net assets                                 1.55%         1.59%        1.55%        1.55%        1.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.92%         2.01%        2.00%        1.95%        1.98%
Ratio of net investment income to average net assets                    4.60%         4.17%        4.97%        5.90%        6.59%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.23%         3.75%        4.52%        5.50%        6.16%
Portfolio turnover                                                       184%          233%         267%         789%         923%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Delaware Extended Duration Bond Fund Class R



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                 10/1/05 (1)
                                                                                                     to
                                                                                                  7/31/06
_____________________________________________________________________________________________________________________

Net asset value, beginning of period                                                               $5.820

Income (loss) from investment operations:

Net investment income (2)                                                                            0.236
Net realized and unrealized gain (loss) on investments and foreign currencies                      (0.391)
                                                                                                   ______

Total from investment operations                                                                   (0.155)
                                                                                                   ______
Less dividends and distributions from:

Net investment income                                                                              (0.203)
Net realized gain on investments                                                                   (0.052)
                                                                                                   ______

Total dividends and distributions                                                                  (0.255)
                                                                                                   ______

Net asset value, end of period                                                                     $5.410
                                                                                                   ______

Total return (3)                                                                                   (2.67%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                            $   23
Ratio of expenses to average net assets                                                             1.05%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                                       1.52%
Ratio of net investment income to average net assets                                                5.12%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                                       4.65%
Portfolio turnover                                                                                184% (4)
_____________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(4) Represents portfolio turnover for the Fund for the entire year.

See accompanying notes



                                                                  (continues) 35

Financial highlights


Delaware Extended Duration Bond Fund Institutional Class



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                Year Ended
                                                                      _____________________________________________________________

                                                                      7/31/06       7/31/05      7/31/04      7/31/03      7/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $5.930        $5.760       $5.550       $5.050       $5.260

Income (loss) from investment operations:

Net investment income (1)                                               0.313         0.307        0.350        0.387        0.397
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                            (0.458)        0.391        0.312        0.500       (0.218)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                       (0.145)        0.698        0.662        0.887        0.179
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.323)       (0.328)      (0.355)      (0.387)      (0.389)
Net realized gain on investments                                       (0.052)       (0.200)      (0.097)           _            _
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.375)       (0.528)      (0.452)      (0.387)      (0.389)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                         $5.410        $5.930       $5.760       $5.550       $5.050
                                                                      _______       _______      _______      _______      _______

Total return (2)                                                       (2.48%)       12.47%       12.10%       17.87%        3.43%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $69,357       $52,547      $40,545      $49,891      $56,664
Ratio of expenses to average net assets                                 0.55%         0.59%        0.55%        0.55%        0.55%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.92%         1.01%        1.00%        0.95%        0.98%
Ratio of net investment income to average net assets                    5.60%         5.17%        5.97%        6.90%        7.59%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           5.23%         4.75%        5.52%        6.50%        7.16%
Portfolio turnover                                                       184%          233%         267%         789%         923%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2006, 2005 and
    2004.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

July 31, 2006

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.


1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Markets, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross-currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although each Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                                                  (continues) 37

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage - and asset-backed securities are classified as interest income. Witholding taxes on foreign interest have been recorded in accordance with each Fund's understanding of the applicable country's tax rules and rates. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund's average daily net assets as follows:

                                                                       Delaware
                                                  Delaware             Extended
                                                  Corporate            Duration
                                                  Bond Fund            Bond Fund
                                                  _________            _________

On the first $500 million                           0.500%              0.550%
On the next $500 million                            0.475%              0.500%
On the next $1.5 billion                            0.450%              0.450%
In excess of $2.5 billion                           0.425%              0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through November 30, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate 0.04% of the Fund's average daily net assets for accounting and administration services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets and distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At July 31, 2006, each Fund had receivables due from or liabilities payable to affiliates as follows:

                                                                       Delaware
                                                  Delaware             Extended
                                                  Corporate            Duration
                                                  Bond Fund            Bond Fund
                                                  _________            _________
Investment Management fee payable
     (receivable) to DMC                           $81,501             $(4,660)
Dividend disbursing, transfer agent, accounting
     and administration fees and other expenses
     payable to DSC                                 75,710              39,507
Distribution fees payable to DDLP                  117,523              34,665
Other expenses payable to DMC and affiliates*       18,803               5,573

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to the Funds by DMC employees. For the year ended July 31, 2006, the Delaware Corporate Bond Fund and Extended Duration Bond Fund were charged $25,684 and $8,982, respectively for internal legal services provided by DMC.

For the year ended July 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund                                             $55,819
Delaware Extended Duration Bond Fund                                      30,806

For the year ended July 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                                       Delaware
                                                  Delaware             Extended
                                                  Corporate            Duration
                                                  Bond Fund            Bond Fund
                                                  _________            _________

Class A                                             $     5              $   100
Class B                                              49,111               15,330
Class C                                              11,750                5,236

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended July 31, 2006, the Funds made purchases and sales of investments securities other than short-term investments as follows:

                                                                     Delaware
                                                Delaware             Extended
                                                Corporate            Duration
                                                Bond Fund            Bond Fund
                                              ____________         _____________

Purchases other than U.S.
     government securities                    $599,750,255         $232,098,852
Purchases of U.S. government securities        290,741,731          121,643,764
Sales other than U.S.
     government securities                     482,322,226          161,873,187
Sales of U.S. government securities            281,323,974          124,453,520

At July 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                     Delaware
                                                 Delaware            Extended
                                                Corporate            Duration
                                                Bond Fund            Bond Fund
                                              ____________         _____________

Cost of investments                           $581,154,076         $184,743,216
                                              ____________         _____________

Aggregate unrealized appreciation             $  4,774,534         $  1,816,003
Aggregate unrealized depreciation              (15,817,731)          (6,425,093)
                                              ____________         _____________

Net unrealized depreciation                   $(11,043,197)        $ (4,609,090)
                                              ____________         _____________

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                                               Delaware
                                    Delaware                   Extended
                                    Corporate                  Duration
                                    Bond Fund                  Bond Fund
                             ________________________   _______________________

                                2006         2005         2006         2005

Ordinary income              $25,115,850  $16,740,938   $ 9,450,017  $6,102,484
Long-term capital gain         1,108,860      985,235       688,411   1,443,554
                             ___________  ___________   ___________  __________

Total                        $26,224,710  $17,726,173   $10,138,428  $7,546,038
                             ___________  ___________   ___________  __________


As of July 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     Delaware
                                                Delaware             Extended
                                                Corporate            Duration
                                                Bond Fund            Bond Fund
                                              ____________         _____________

Shares of beneficial interest                 $590,759,627         $189,140,010
Undistributed ordinary income                      251,883              255,880
Post-October currency losses                      (869,564)            (306,345)
Post-October capital losses                     (6,881,777)          (4,737,415)
Capital loss carryforwards                      (2,675,762)            (807,298)
Other temporary differences                       (205,952)             (41,216)
Unrealized depreciation on investments
     and foreign currency                      (11,056,049)          (4,599,571)
                                              ____________         _____________

Net Assets                                    $569,322,406         $178,904,045
                                              ____________         _____________

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2005 through July 31, 2006 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency contracts, straddle deferrals and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2006, the Funds recorded the following reclassifications.

                                                                      Delaware
                                                Delaware              Extended
                                                Corporate             Duration
                                                Bond Fund             Bond Fund
                                                __________           __________

Undistributed net investment income               $954,283              $23,416
Accumulated net realized gain (loss)              (954,283)             (23,416)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2006 will expire as follows:

                                                                     Delaware
                                                Delaware             Extended
                                                Corporate            Duration
                                                Bond Fund            Bond Fund
                                                __________           __________

2013                                            $2,155,797             $      -
2014                                               519,965              807,298
                                                __________           __________

Total                                           $2,675,762             $807,298
                                                __________           __________


                                                                  (continues) 39

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

5. Capital Shares

Transactions in capital shares were as follows:

                                                                                                               Delaware
                                                                               Delaware                        Extended
                                                                               Corporate                       Duration
                                                                               Bond Fund                       Bond Fund
                                                                      __________________________      __________________________

                                                                               Year Ended                      Year Ended

                                                                        7/31/06         7/31/05         7/31/06         7/31/05
Shares sold:
     Class A                                                          20,908,895      11,643,840      12,487,326       7,551,366
     Class B                                                             979,102       1,135,587         281,248         380,255
     Class C                                                           4,772,696       2,881,177       1,364,818         810,930
     Class R                                                             956,999         394,848           4,232               -
     Institutional Class                                              12,395,281      18,818,176       6,109,855       3,097,764

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                           1,083,532         660,807         623,213         290,331
     Class B                                                             134,081         120,430          47,845          55,046
     Class C                                                             288,687         167,604          81,050          49,563
     Class R                                                              35,933          18,974              14               -
     Institutional Class                                               1,565,057         998,303         213,796         183,972

Shares issued from reorganization (1):
     Class A                                                          16,637,573              -                -               -
                                                                      __________      __________      __________      __________

                                                                      59,757,836      36,839,746      21,213,397      12,419,227
                                                                      __________      __________      __________      __________
Shares repurchased:
     Class A                                                         (11,804,693)     (5,282,196)     (5,860,545)     (1,445,379)
     Class B                                                            (923,707)       (706,318)       (324,962)       (232,505)
     Class C                                                          (1,949,500)     (1,043,542)       (790,258)       (351,126)
     Class R                                                            (341,933)       (114,773)            (56)              -
     Institutional Class                                              (6,192,917)     (3,154,442)     (2,356,425)     (1,458,597)
                                                                      __________      __________      __________      __________

                                                                     (21,212,750)    (10,301,271)     (9,332,246)     (3,487,607)
                                                                      __________      __________      __________      __________

Net increase                                                          38,545,086      26,538,475      11,881,151       8,931,620
                                                                      __________      __________      __________      __________

(1) See note 6.

For the years ended July 31, 2006 and 2005, Class B shares converted to Class A shares as follows*:



                                           Year                                Year
                                           Ended                               Ended
                                          7/31/06                             7/31/05
                              Class B     Class A                 Class B     Class A
                               Shares      Shares       Value      Shares      Shares     Value
                              _______     _______     ________     _______     _______   ________

Corporate Bond                114,996     114,996     $643,345     20,782       20,782    $120,347
Extended Duration              27,279      27,300      152,445      6,859        6,848      40,811

* The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the
  Statements of Changes in Net Assets.

6. Fund Reorganization

Effective June 16, 2006, the Delaware Corporate Bond Fund completed the acquisition of the net assets of the Lincoln National Income Fund,Inc. ("LND Fund") pursuant to an Agreement and Plan of Acquisition (the "Plan of Acquisition") approved by the shareholders of LND Fund at a reconvened Special Meeting of Shareholders held on June 1, 2006. The transaction, which was structured as a tax-free reorganization, entailed (i) the acquisition of all of the assets of LND Fund by Delaware Corporate Bond Fund in exchange for Class

A shares of Delaware Corporate Bond Fund and (ii) the pro rata distribution of such shares to LND Fund's shareholders in exchange for their shares of LND Fund. LND Fund was a closed-end, non-diversified investment management company managed by Delaware Management Company. The net assets, net unrealized depreciation and accumulated realized losses of LND Fund as of the close of business on June 16, 2006, were as follows:

                                                                 Accumulated         Net
                                              Net Investment        Net            Unrealized
                               Net Assets         Loss          Realized Loss     Depreciation
                               __________     _____________     _____________     ____________
Lincoln National
     Income Fund              $90,009,269       $(38,199)        $(2,585,050)     $(2,605,091)

The net assets of the Delaware Corporate Bond Fund prior to the acquisition were $466,560,627.


7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2006, or at any time during the year.

8. Foreign Currency Exchange Contracts

Each Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Futures Contracts

Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

10. Credit and Market Risk

Each Fund may invest in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor's Rating Group and/or Ba or lower by Moody's Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S.government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to theses contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The Information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                      Delaware
                                                        Delaware      Extended
                                                       Corporate      Duration
                                                       Bond Fund      Bond Fund
                                                       _________      _________
(A) Long Term Capital Gains
    Distributions (Tax Basis)                              4%             7%
(B) Ordinary Income
    Distributions (Tax Basis)*                            96%            93%
Total Distributions (Tax Basis)                          100%           100%

(A) and (B) are based on a percentage of the Fund's total distributions.

* For the fiscal year ended July 31, 2006, certain interest income paid by the Funds, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2006, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund have designated a maximum distribution of $23,938,796 and $8,814,717 of Qualified Interest Income, respectively.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We have audited the accompanying statements of net assets of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group Income Funds) (the "Funds") as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund series of Delaware Group Income Funds at July 31,2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst and Young LLP

Philadelphia, Pennsylvania
September 13, 2006

Other Fund information

Delaware Corporate Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three and five year periods ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.


                                                                  (continues) 43

Other fund information

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Delaware Corporate Bond Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the first quartile. The Board noted that the Fund's performance results were mixed, but on an overall basis tended toward above median, which was acceptable.

Delaware Extended Duration Bond Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the fourth quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the first quartile. The Board noted that the Fund's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Corporate Bond Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Extended Duration Bond Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                  Number of
                                                                                              Porfolios in Fund         Other
       Name,                                                                                   Complex Overseen     Directorships
      Address,           Position(s)            Length of           Principal Occupation(s)       by Trustee           Held by
   and Birth Date     Held with Fund(s)        Time Served            During Past 5 Years         or Officer      Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne(1)      Chairman,        Chairman and Trustee   Patrick P. Coyne has served in      83                 None
2005 Market Street       President,       since August 16, 2006    various executive capacities
  Philadelphia, PA     Chief Executive                                at different times at
     19103             Officer, and         President and           Delaware Investments.(2)
                           Trustee        Chief Executive Officer
   April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett        Trustee                 Since                Private Investor -             83                 None
2005 Market Street                              March 2005            (March 2004-Present)
 Philadelphia, PA
     19103                                                              Investment Manager -
                                                                      Morgan Stanley & Co.
  October 4, 1947                                                   (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry            Trustee                 Since                    President -                83               Director -
2005 Market Street                             January 2001         Franklin & Marshall College                     Community Health
  Philadelphia, PA                                                      (June 2002-Present)                              Systems
     19103
                                                                      Executive Vice President -                        Director -
   May 28, 1960                                                      University of Pennsylvania                       Allied Barton
                                                                       (April 1995-June 2002)                      Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee                 Since          Founder and Managing Director -      83                 None
2005 Market Street                              April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                     (Strategic Consulting)
     19103                                                                (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee                 Since             Chief Investment Officer -        83                 None
2005 Market Street                              March 2005                Assurant, Inc.
  Philadelphia, PA                                                         (Insurance)
     19103                                                                 (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

  Ann R. Leven            Trustee                 Since                        Owner -                83            Director and
2005 Market Street                            September 1989               ARL Associates,                         Audit Committee
 Philadelphia, PA                                                     Strategic Financial Planning                Chairperson - Andy
     19103                                                                 Consulting Firm                        Warhol Foundation
                                                                           (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Porfolios in Fund        Other
       Name,                                                                                    Complex Overseen     Directorships
      Address,           Position(s)            Length of            Principal Occupation(s)       by Trustee          Held by
   and Birth Date     Held with Fund(s)        Time Served             During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison        Trustee                 Since                President and Chief             83             Director -
 2005 Market Street                              May 1999             Executive Officer -                          Banner Health
  Philadelphia, PA                                                     MLM Partners, Inc.
     19103                                                          (Small Business Investing                         Director-
                                                                          and Consulting)                         CenterPoint Energy
  February 25, 1936                                                   (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                       Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans         Trustee                 Since                   Vice President              83                 None
2005 Market Street                              April 1999            (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
     19103                                                            (January 2006-Present)
                                                                         3M Corporation
   July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher        Trustee                 Since                       Founder -               83         Director and Audit
 2005 Market Street                             March 2005             Investor Analytics                         Committee Member -
 Philadelphia, PA                                                       (Risk Management)                        Investor Analytics
     19103                                                             (May 1999-Present)
                                                                                                                 Director and Audit
   July 3, 1940                                                               Founder -                           Committee Member -
                                                                     Sutton Asset Management                         Oxigene, Inc.
                                                                          (Hedge Fund)
                                                                     (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

 Michael P. Bishof           Senior            Chief Financial   Michael P. Bishof has served in      83               None(3)
 2005 Market Street       Vice President        Officer since     various executive capacities
  Philadelphia, PA            and               February 2005        at different times at
      19103              Chief Financial                              Delaware Investments.
                            Officer
  August 18, 1962
____________________________________________________________________________________________________________________________________

  David F. Connor         Vice President,    Vice President since  David F. Connor has served as      83               None(3)
 2005 Market Street       Deputy General      September 21, 2000     Vice President and Deputy
  Philadelphia, PA    Counsel, and Secretary    and Secretary            General Counsel of
     19103                                          since               Delaware Investments
                                                  October 2005               since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor          Senior Vice    Senior Vice President,  David P. O'Connor has served in    83               None(3)
2005 Market Street          President,      General Counsel, and    various executive and legal
  Philadelphia, PA       General Counsel,    Chief Legal Officer   capacities at different times
     19103                   and Chief            since              at Delaware Investments.
                           Legal Officer       October 2005
 February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor      Senior Vice President      Treasurer        John J. O'Connor has served in     83               None(3)
2005 Market Street         and Treasurer            since           various executive capacities
  Philadelphia, PA                              February 2005           at different times at
     19103                                                              Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Mr. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax (R) Online (SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.


[DELAWARE INVESTMENTS LOGO]



831                                                           Printed in the USA
AR-460 [7/06] CGI 9/06                                     MF-06-08-023  PO11210

Annual Report                           Delaware
                                        Delchester Fund
                                        July 31, 2006





                                        Fixed income mutual fund



[DELAWARE INVESTMENTS LOGO]             [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................6

> Sector allocation and credit rating breakdown ...............................7

> Statement of net assets .....................................................8

> Statement of assets and liabilities ........................................12

> Statement of operations ....................................................13

> Statements of changes in net assets ........................................14

> Financial highlights .......................................................15

> Notes to financial statements ..............................................19

> Report of independent registered public accounting firm ....................23

> Other Fund information .....................................................24

> Board of trustees/directors and officers addendum ..........................26

> About the organization .....................................................28


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

[C] 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Delchester Fund

July 31, 2006


Timothy L. Rabe

Senior Portfolio Manager

The manager of Delaware Delchester Fund provided the answers to the questions below as a review of the Fund's activities over the fiscal year ending July 31, 2006. Please see page 5 to learn more about the portfolio manager.

What was the investment climate for high yield fixed income investments during the fiscal year ended July 31, 2006?

Overall, the U.S. economy provided a relatively favorable backdrop for the high yield fixed income market. The economy recovered nicely from Hurricanes Rita and Katrina early in our fiscal year, and then grew at a robust pace while interest rates, although rising, remained relatively low. This setting helped foster an environment, that kept default rates near their all-time lows and contributed to positive total returns for high yield bonds.

In particular, high yield bonds with CCC credit ratings performed well based on the returns of Lehman Brothers credit indices (ratings below BBB are generally considered high yield, higher risk bonds that are deemed below investment grade). This performance in CCC-rated bonds was primarily the result of a rebound among automotive industry debt. After experiencing credit downgrades in the last calendar quarter of 2005, Ford and General Motors securities performed consistently well throughout 2006, which boosted high yield debt performance throughout the auto industry. Furthermore, the supply of high yield debt remained healthy, with several large companies, including Hertz, Neiman Marcus, and HRC bringing issues to market (source: AMG Data Services).

How did the Fund perform for the fiscal year?

Delaware Delchester Fund achieved positive gains for the fiscal year ended July 31, 2006 with all but a few sectors making contributions. Class A shares returned 6.42% at net asset value and 1.53% at the maximum offer price (both figures represent all distributions reinvested). For complete, annualized performance for Delaware Delchester Fund, please see the table on page 4.

By comparison, the Bear Stearns High Yield Index, which serves as the Fund's benchmark, gained 3.80% during the same period. The Fund's peers in the Lipper High Current Yield Funds category also averaged a gain of 3.80% for the period.

What broad strategies influenced Fund performance?

We continued to focus on security selection as the primary driver of the Fund's performance. Although the economic climate and other big-picture factors were influential in the high yield market, company-specific characteristics and influences generally played larger roles in overall performance during the fiscal year. As such, we generally avoided making significant sector "bets," preferring instead to focus on our in-depth research efforts to uncover attractively valued securities throughout the high yield universe.

We believe these efforts helped the Fund outperform the benchmark at net asset value for the one-year period ended July 31, 2006. There were no "themes" or significant sector-performance advantages that generated specific positive results. Instead, the Fund's performance was realized from a wide array of individual fixed income securities, selected for their overall value and yield advantages. From a quality standpoint, Delaware Delchester Fund held a lesser weighting than the Bear Stearns High Yield Index in BB-rated bonds because we preferred to hold more B-rated securities. By focusing on bonds with B credit-quality ratings, we were able to capture extra yield, compared to the benchmark, as well as good value. This strategy helped the Fund's total return at net asset value compared to that of its benchmark index.

Which holdings were significant performers within the Fund over the fiscal year?

There were notable performers on both the positive and negative side of performance. The Fund benefited from a number of mergers and acquisitions, and initial public offerings. In terms of individual bonds, holdings of Mirant Americas Generation, an Atlanta-based power company, provided positive return during the year.

                                                               (continues)     1

Portfolio management review


Delaware Delchester Fund

July 31, 2006


Mirant is a holding that we first purchased before the corporation filed for bankruptcy in July 2003. We held onto our position throughout its bankruptcy proceedings and when the company reorganized and emerged from bankruptcy in January 2006, the bonds posted strong performance. We also held a position in paper company Georgia-Pacific, which declined slightly during the first eight months of the fiscal year and then rallied after the company agreed to a buyout by Koch Industries. Horizon Lines, a shipping company represented in the Fund, reported strong financials and eventually announced an initial public offering, which caused the company's bonds to rally.

Comparatively, the Fund realized disappointing results from Uno Restaurant. The company's bonds have underperformed since they came to market, primarily because of the company's inclination for promoting shareholder value through dividend payments. In addition, our position in Anchor Glass (later sold by the Fund) detracted from the Fund's overall performance after the company filed for bankruptcy because it was unable to meet its creditors' demands. From an industry standpoint, our positions in Canadian paper companies suffered losses. The strength of the Canadian dollar compared to other currencies generally made Canadian paper manufacturers less attractive to global investors.

At fiscal year end, how was the portfolio positioned?

We continue to hold a broadly diversified portfolio of securities that we believe offer value and yield advantages. We do not favor any single industry or sector, preferring to generate return potential and manage risk on a security-by-security basis.

An example of this is our approach to the auto industry, which has heavily influenced performance of the high yield market, but where our security-by-security analysis has led us to be cautious. Throughout the one-year period, auto industry bonds, particularly Ford and General Motors, were significant market movers and represented approximately 15% of the Bear Stearns High Yield Index. We maintain a significantly lighter weighting than the index when it comes to auto bonds. This approach is also reflective of our belief that a single industry comprised of only two available bond issues should not represent such a large component of the portfolio.

In terms of individual securities, we continue to believe that there is compelling value among the larger leveraged buyouts coming to market. We believe the size, scale, and complexity of these new issues make them more attractive from a historical perspective. Of course, we continue to monitor the economic backdrop because a significant slowdown in growth could hurt the high yield market from a macroeconomic perspective. In addition, we continue to closely watch the supply-and-demand forces at work in the high yield market.

Performance summary


Delaware Delchester Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Adverse conditions may affect the issuer's ability to pay interest and principal on securities held by the Fund. A rise or fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or by visiting www. delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. Delaware Delchester Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

Fund Performance

Average Annual Total Returns
Through July 31, 2006              1 Year    5 Years    10 Years    Lifetime
________________________________________________________________________________

Class A (Est. 8/20/70)
Excluding Sales Charge              6.42%     10.39%     3.30%       7.81%
Including Sales Charge              1.53%      9.35%     2.83%       7.67%
________________________________________________________________________________

Class B (Est. 5/2/94)
Excluding Sales Charge              5.34%      9.59%     2.72%       3.39%
Including Sales Charge              1.41%      9.38%     2.72%       3.39%
________________________________________________________________________________

Class C (Est. 11/29/95)
Excluding Sales Charge              5.65%      9.64%     2.57%       2.89%
Including Sales Charge              4.67%      9.64%     2.57%       2.89%
________________________________________________________________________________

Delaware Delchester Fund invests primarily in high yield bonds (commonly known as "junk bonds"), which involve greater risk than higher-quality investment-grade bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%. The distributor has contracted to limit distribution and service fee to 0.50% through November 30, 2006. No Class R shares were made available during the periods shown.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since August 20, 1970) periods ended July 31, 2006 for Delaware Delchester Fund's Institutional Class were +6.72%, +10.70%, +3.58%, and +7.95%, respectively. Institutional Class shares, were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Delchester Fund during some periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund basics

As of July 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks total return and, as a secondary objective, high current income.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$283 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

176 (excludes security lending collateral holdings)

________________________________________________________________________________

Fund start date
________________________________________________________________________________

August 20, 1970

________________________________________________________________________________

Your Fund manager
________________________________________________________________________________

Timothy L. Rabe, CFA, joined Delaware Investments in 2000. He is head of the high yield trading department responsible for investing strategy. Prior to joining Delaware Investments, Timothy L. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. He received a bachelor's degree in finance from the University of Illinois.

________________________________________________________________________________

                      Nasdaq symbols    CUSIPs
________________________________________________________________________________

Class A               DETWX             245908207
Class B               DHYBX             245908405
Class C               DELCX             245908504
Institutional Class   DETIX             245908306


[PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]


Chart assumes $10,000 invested on July 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The Bear Stearns High Yield Bond Index is an unmanaged index that generally measures the performance of domestic high yield bonds. An index is unmanaged and does not incur the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for Class A shares of Delaware Delchester Fund during some periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period February 1, 2006 to July 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006 to July 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Delchester Fund
Expense Analysis of an Investment of $1,000

                                                                  Expenses
                          Beginning    Ending                    Paid During
                           Account     Account     Annualized      Period
                            Value       Value       Expense       2/1/06 to
                           2/1/06      7/31/06       Ratios       7/31/06*
________________________________________________________________________________

Actual Fund Return

Class A                   $1,000.00   $1,039.70       1.20%         $6.07
Class B                    1,000.00    1,036.00       1.91%          9.64
Class C                    1,000.00    1,035.90       1.91%          9.64
Institutional Class        1,000.00    1,041.10       0.91%          4.61
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                   $1,000.00   $1,018.84       1.20%         $6.01
Class B                    1,000.00    1,015.32       1.91%          9.54
Class C                    1,000.00    1,015.32       1.91%          9.54
Institutional Class        1,000.00    1,020.28       0.91%          4.56
________________________________________________________________________________


*"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit rating breakdown


Delaware Delchester Fund

As of July 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                   Percentage
Sector                                                            of Net Assets
________________________________________________________________________________

Collateralized Bond Obligations                                       0.04%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                 0.72%
________________________________________________________________________________

Commercial Paper                                                      0.34%
________________________________________________________________________________

Convertible Bonds                                                     0.32%
________________________________________________________________________________

Corporate Bonds                                                      88.47%

Banking                                                               0.67%
Basic Industry                                                       10.68%
Brokerage                                                             1.63%
Capital Goods                                                         5.68%
Consumer Cyclical                                                     8.08%
Consumer Non-Cyclical                                                 9.53%
Energy                                                                6.82%
Finance & Investments                                                 0.48%
Media                                                                 9.53%
Real Estate                                                           1.37%
Services Cyclical                                                    11.72%
Services Non-Cyclical                                                 6.13%
Technology & Electronics                                              2.27%
Telecommunications                                                   10.05%
Utilities                                                             3.83%
________________________________________________________________________________

Emerging Markets Bonds                                                1.49%
________________________________________________________________________________

Common Stock                                                          1.46%
________________________________________________________________________________

Warrants                                                              0.00%
________________________________________________________________________________

Securities Lending Collateral                                        19.16%

Fixed Rate Notes                                                      3.26%
Variable Rate Notes                                                  15.90%
________________________________________________________________________________

Total Market Value of Securities                                    112.00%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                  (19.16%)
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                       7.16%
________________________________________________________________________________

Total Net Assets                                                    100.00%
________________________________________________________________________________


Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                   7.16%
AA                                                                    0.25%
A                                                                     0.09%
BBB                                                                   1.38%
BB                                                                   18.81%
B                                                                    53.61%
CCC                                                                  13.89%
C                                                                     0.02%
D                                                                     0.64%
NR                                                                    4.15%
________________________________________________________________________________

Total                                                               100.00%
________________________________________________________________________________

Statement of net assets


Delaware Delchester Fund

July 31, 2006


                                                    Principal         Market
                                                  Amount (U.S.$)   Value (U.S.$)
________________________________________________________________________________

Collateralized Bond Obligations - 0.04%
________________________________________________________________________________

#=@~ Merrill Lynch CBO VII Series
        1997-C3 144A 5.824% 3/23/08                  $  576,246     $    46,646
 #=@ South Street CBO Series
        1999-1A A1 144A 7.16% 7/1/11                     52,272          52,533
                                                                     __________

Total Collateralized Bond Obligations

   (cost $377,024)                                                       99,179
                                                                     __________
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 0.72%
________________________________________________________________________________

   # First Union National Bank Commercial
        Mortgage Series 2001-C2 L 144A
        6.46% 1/12/43                                 2,025,000       2,022,967
                                                                     __________

Total Commercial Mortgage-Backed Securities

   (cost $2,055,296)                                                  2,022,967
                                                                     __________
________________________________________________________________________________

Commercial Paper - 0.34%
________________________________________________________________________________

   [ Cox Enterprises 5.545% 8/1/06                      960,000         960,000
                                                                     __________

Total Commercial Paper (cost $960,000)                                  960,000
                                                                     __________
________________________________________________________________________________

Convertible Bonds - 0.32%
________________________________________________________________________________

   # Charter Communications 144A
        5.875% 11/16/09, exercise price
        $2.42, expiration date 11/16/09               1,080,000         907,200
                                                                     __________

Total Convertible Bonds (cost $1,054,650)                               907,200
                                                                     __________
________________________________________________________________________________

Corporate Bonds - 88.47%
________________________________________________________________________________

Banking - 0.67%
  *# iPayment 144A 9.75% 5/15/14                      1,170,000       1,175,850
        Western Financial Bank
        9.625% 5/15/12                                  645,000         712,142
                                                                     __________

                                                                      1,887,992
                                                                     __________
Basic Industry - 10.68%
     Abitibi-Consolidated
        6.95% 12/15/06                                  125,000         126,250
      * 7.875% 8/1/09                                 1,180,000       1,144,600
   * AK Steel 7.875% 2/15/09                          1,970,000       1,970,000
     Bowater 9.50% 10/15/12                           3,375,000       3,391,875
     Donohue Forest Products
        7.625% 5/15/07                                1,000,000       1,007,500
     Georgia-Pacific 9.50% 12/1/11                    1,825,000       1,925,375
   * Gold Kist 10.25% 3/15/14                         1,261,000       1,330,355
  *# Nell AF Sarl 144A 8.375% 8/15/15                 1,825,000       1,781,656
     NewPage 10.00% 5/1/12                            1,555,000       1,621,088
     Norske Skog Canada 8.625% 6/15/11                2,225,000       2,180,500
   # Port Townsend Paper 144A
        12.00% 4/15/11                                2,735,000       2,338,425
     Potlatch 13.00% 12/1/09                          2,100,000       2,472,546
     Rhodia 8.875% 6/1/11                             1,320,000       1,349,700
 *++ Solutia 6.72% 10/15/37                           2,335,000       2,136,525
     Tembec Industries 8.625% 6/30/09                 5,310,000       2,880,675
   # Verso Paper 144A 9.125% 8/1/14                   1,125,000       1,130,625
     Witco 6.875% 2/1/26                              1,520,000       1,375,600
                                                                     __________

                                                                     30,163,295
                                                                     __________
Brokerage - 1.63%
     E Trade Financial 8.00% 6/15/11                  1,250,000       1,290,625
     LaBranche & Co.
        9.50% 5/15/09                                 1,310,000       1,355,850
        11.00% 5/15/12                                1,825,000       1,952,750
                                                                     __________

                                                                      4,599,225
                                                                     __________

Capital Goods - 5.68%
     Armor Holdings 8.25% 8/15/13                     2,050,000       2,152,499
   # Compression Polymer 144A
        10.50% 7/1/13                                 1,285,000       1,323,550
   * Graham Packaging 9.875% 10/15/14                 1,375,000       1,344,063
     Interface 10.375% 2/1/10                         1,470,000       1,613,325
     Interline Brands 8.125% 6/15/14                    325,000         329,063
     Intertape Polymer 8.50% 8/1/14                   1,850,000       1,720,500
  *{ Mueller Holdings 14.75% 4/15/14                  2,151,000       1,839,105
  *{ NTK Holdings 10.75% 3/1/14                       1,715,000       1,209,075
   # RBS Global & Rexnord 144A
        9.50% 8/1/14                                  1,370,000       1,376,850
   * Solo Cup 8.50% 2/15/14                           1,500,000       1,305,000
   * Trimas 9.875% 6/15/12                            1,970,000       1,827,175
                                                                     __________

                                                                     16,040,205
                                                                     __________

Consumer Cyclical - 8.08%
   * Accuride 8.50% 2/1/15                            1,540,000       1,439,900
   # Baker & Taylor 144A 11.50% 7/1/13                1,125,000       1,130,625
     Boyd Gaming 8.75% 4/15/12                        1,825,000       1,916,250
     Ford Motor Credit 7.375% 10/28/09                1,735,000       1,637,725
   * General Motors 8.375% 7/15/33                      945,000         779,625
     General Motors Acceptance
        Corporation
        6.875% 9/15/11                                2,225,000       2,156,730
      * 8.00% 11/1/31                                 1,570,000       1,543,812
     Landry's Restaurant 7.50% 12/15/14                 950,000         885,875
   * Metaldyne 10.00% 11/1/13                         2,105,000       2,026,063
   * Neiman Marcus 9.00% 10/15/15                     1,000,000       1,058,750
  *# NPC International 144A
        9.50% 5/1/14                                  1,985,000       1,915,525
   * O'Charleys 9.00% 11/1/13                         2,050,000       2,101,250
  *# Uno Restaurant 144A
        10.00% 2/15/11                                1,075,000         835,813
     Visteon
      * 7.00% 3/10/14                                   465,000         381,300
      * 8.25% 8/1/10                                  1,680,000       1,554,000
     Warnaco 8.875% 6/15/13                           1,435,000       1,472,669
                                                                     __________

                                                                     22,835,912
                                                                     __________
Consumer Non-Cyclical - 9.53%
   # Angiotech Pharmaceuticals 144A
        7.75% 4/1/14                                  1,450,000       1,410,125
     Biovail 7.875% 4/1/10                            3,635,000       3,707,699
     Constellation Brands
        8.125% 1/15/12                                1,225,000       1,267,875
   * Cott Beverages 8.00% 12/15/11                    1,330,000       1,349,950
   * Dole Food 8.875% 3/15/11                         1,550,000       1,457,000
   # Healthsouth 144A 10.75% 6/15/16                  1,875,000       1,800,000
     Ingles Markets 8.875% 12/1/11                    1,700,000       1,785,000

                                                    Principal         Market
                                                  Amount (U.S.$)   Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Consumer Non-Cyclical (continued)
   # Le-Natures 144A 10.00% 6/15/13                  $1,500,000      $1,597,500
   * Marsh Supermarkets 8.875% 8/1/07                   625,000         623,438
     National Beef Packing 10.50% 8/1/11              1,975,000       2,058,938
  *# Penhall International 144A
       12.00% 8/1/14                                  1,000,000       1,037,500
     Pilgrim's Pride 9.625% 9/15/11                   1,575,000       1,657,688
     Pinnacle Foods 8.25% 12/1/13                       670,000         659,950
   * Playtex Products 9.375% 6/1/11                   1,480,000       1,552,150
   # Reynolds American 144A
        7.875% 5/15/09                                  850,000         886,196
     True Temper Sports 8.375% 9/15/11                1,190,000       1,085,875
   * Warner Chilcott 8.75% 2/1/15                     2,995,000       2,987,512
                                                                     __________

                                                                     26,924,396
                                                                     __________

Energy - 6.82%
   # Basic Energy Service 144A
        7.125% 4/15/16                                  555,000         520,313
     Bluewater Finance 10.25% 2/15/12                 1,355,000       1,385,488
   # Brigham Exploration 144A
        9.625% 5/1/14                                   595,000         587,563
     Compton Petroleum Finance
        7.625% 12/1/13                                  805,000         778,838
     Copano Energy 8.125% 3/1/16                        605,000         611,050
     El Paso Natural Gas 7.625% 8/1/10                1,350,000       1,380,375
   # El Paso Performance Linked Trust 144A
        7.75% 7/15/11                                   995,000       1,006,194
     El Paso Production Holding
        7.75% 6/1/13                                  1,825,000       1,863,780
   # Hilcorp Energy 144A
        9.00% 6/1/16                                  1,475,000       1,533,999
     Inergy Finance
        6.875% 12/15/14                               1,395,000       1,321,763
      * 8.25% 3/1/16                                    490,000         502,250
   # Mariner Energy 144A 7.50% 4/15/13                  540,000         523,800
   # Markwest Energy 144A 8.50% 7/15/16                 325,000         329,875
   # PetroHawk Energy 144A
        9.125% 7/15/13                                1,950,000       2,003,624
   ~ Secunda International
        13.507% 9/1/12                                1,395,000       1,466,494
     Tennessee Gas Pipeline
        8.375% 6/15/32                                1,265,000       1,384,443
   # VeraSun Energy 144A
        9.875% 12/15/12                                 740,000         791,800
     Whiting Petroleum 7.25% 5/1/13                   1,270,000       1,266,825
                                                                     __________

                                                                     19,258,474
                                                                     __________

Finance & Investments - 0.48%
     FINOVA Group 7.50% 11/15/09                      4,607,850       1,359,316
                                                                     __________

                                                                      1,359,316
                                                                     __________

Media - 9.53%
   } Adelphia Communications
        8.125% 12/15/06                               2,600,000       1,527,500
   # Affinion Group 144A
        11.50% 10/15/15                                 600,000         604,500
 *++ Century Communications
        9.50% 9/1/06                                  2,800,000       3,045,000
     Charter Communications Holdings
        11.125% 1/15/11                               1,225,000         888,125
        13.50% 1/15/11                                4,620,000       3,534,300
  ~# Cleveland Unlimited 144A
        13.579% 12/15/10                                820,000         877,400
     CSC Holdings
        8.125% 7/15/09                                  600,000         617,250
        8.125% 8/15/09                                2,100,000       2,160,375
     Insight Midwest 10.50% 11/1/10                   4,110,000       4,294,949
   * Lodgenet Entertainment
        9.50% 6/15/13                                 2,450,000       2,621,500
   * Mediacom Capital 9.50% 1/15/13                   2,045,000       2,080,788
     RH Donnelley 8.875% 1/15/16                      1,350,000       1,351,688
     Sheridan Group 10.25% 8/15/11                    1,240,000       1,258,600
   * Vertis 10.875% 6/15/09                             510,000         508,088
   * Warner Music Group 7.375% 4/15/14                1,615,000       1,566,550
                                                                     __________

                                                                     26,936,613
                                                                     __________
Real Estate - 1.37%
     American Real Estate Partners
        8.125% 6/1/12                                 1,961,000       2,000,220
     BF Saul REIT 7.50% 3/1/14                        1,820,000       1,874,600
                                                                     __________

                                                                      3,874,820
                                                                     __________
Services Cyclical - 11.72%
     Adesa 7.625% 6/15/12                             1,600,000       1,580,000
     American Airlines 7.377% 5/23/19                   744,679         670,212
     Corrections Corporation of America
        7.50% 5/1/11                                  2,500,000       2,537,499
     FTI Consulting 7.625% 6/15/13                    1,460,000       1,481,900
  *# Galaxy Entertainment Finance 144A
        9.875% 12/15/12                               3,150,000       3,307,499
     Gaylord Entertainment
        8.00% 11/15/13                                1,100,000       1,120,625
   { H-Lines Finance Holdings
        11.00% 4/1/13                                 2,773,000       2,419,443
   # Hertz 144A
        8.875% 1/1/14                                 1,080,000       1,131,300
      * 10.50% 1/1/16                                   480,000         524,400
     Horizon Lines 9.00% 11/1/12                      1,065,000       1,088,963
     Kansas City Southern Railway
        9.50% 10/1/08                                 1,610,000       1,694,525
   # Knowledge Learning 144A
        7.75% 2/1/15                                  1,575,000       1,456,875
     Mandalay Resort Group
        9.50% 8/1/08                                  1,480,000       1,568,800
     OMI 7.625% 12/1/13                               2,345,000       2,368,450
   # Pokagon Gaming Authority 144A
        10.375% 6/15/14                               1,475,000       1,548,750
     Royal Caribbean Cruises
        7.25% 3/15/18                                   565,000         553,142
     Seabulk International 9.50% 8/15/13              1,605,000       1,781,550
     Stena 9.625% 12/1/12                             1,660,000       1,801,100
   { Town Sports International
        11.00% 2/1/14                                 1,450,000       1,152,750
     Wheeling Island Gaming
        10.125% 12/15/09                              3,200,000       3,319,999
                                                                     __________

                                                                     33,107,782
                                                                     __________


                                                               (continues)     9

Statement of net assets


Delaware Delchester Fund



                                                    Principal         Market
                                                  Amount (U.S.$)   Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Services Non-Cyclical - 6.13%
     Aleris International 9.00% 11/15/14             $1,405,000     $ 1,587,650
     Allied Waste North America
        9.25% 9/1/12                                  1,500,000       1,601,250
     Brickman Group 11.75% 12/15/09                     710,000         766,800
     Casella Waste Systems 9.75% 2/1/13               2,800,000       2,954,000
   # CRC Health 144A 10.75% 2/1/16                    2,087,000       2,128,740
   * Geo Subordinate 11.00% 5/15/12                   2,135,000       2,156,350
     US Oncology 10.75% 8/15/14                       1,805,000       1,967,450
  *{ Vanguard Health 11.25% 10/1/15                   3,635,000       2,589,938
   # WCA Waste 144A 9.25% 6/15/14                     1,525,000       1,559,313
                                                                     __________

                                                                     17,311,491
                                                                     __________

Technology & Electronics - 2.27%
   * MagnaChip Semiconductor
        8.00% 12/15/14                                3,850,000       2,569,875
   * STATS ChipPAC 7.50% 7/19/10                      1,600,000       1,564,000
     Sungard Data System
        10.25% 8/15/15                                1,480,000       1,507,750
   # UGS Capital II PIK 144A
        10.38% 6/1/11                                   775,000         771,125
                                                                     __________

                                                                      6,412,750
                                                                     __________

Telecommunications - 10.05%
  ++ Allegiance Telecommunication
        11.75% 2/15/08                                2,045,000         910,025
     American Tower 7.125% 10/15/12                   1,630,000       1,646,300
   * Cincinnati Bell 8.375% 1/15/14                   1,490,000       1,467,650
  *# Digicel Limited 144A 9.25% 9/1/12                1,600,000       1,676,000
  *# Hughes Network Systems 144A
        9.50% 4/15/14                                 1,225,000       1,225,000
   { Inmarsat Finance 10.375% 11/15/12                3,600,000       3,095,999
   # Intelsat Bermuda 144A
        11.25% 6/15/16                                1,850,000       1,877,750
   * Intelsat Subsidiary Holding
        8.625% 1/15/15                                  975,000         970,125
   * iPCS 11.50% 5/1/12                               1,445,000       1,625,625
   ~ IWO Holdings 9.257% 1/15/12                        235,000         243,813
   # Mobile Service Group 144A
        9.75% 8/1/14                                  1,135,000       1,154,863
     Rural Cellular
      * 9.875% 2/1/10                                 1,410,000       1,466,400
     *~ 10.899% 11/1/12                               1,025,000       1,066,000
   # Telcordia Technologies 144A
        10.00% 3/15/13                                2,475,000       1,992,375
     Triton Communications
        9.375% 2/1/11                                 1,645,000       1,213,188
   ~ US LEC 13.62% 10/1/09                            1,300,000       1,387,750
   # Vimpel Communication 144A
        8.25% 5/23/16                                 1,300,000       1,296,750
  *# Wind Acquisition 144A
        10.75% 12/1/15                                2,490,000       2,695,425
   # Windstream 144A 8.625% 8/1/16                    1,325,000       1,384,625
                                                                     __________

                                                                     28,395,663
                                                                     __________
Utilities - 3.83%
 ++# Calpine 144A 9.90% 7/15/07                       1,827,925       1,814,216
     Elwood Energy 8.159% 7/5/26                      1,100,475       1,204,344
     Midwest Generation
        8.30% 7/2/09                                  1,909,127       1,932,991
        8.75% 5/1/34                                  1,250,000       1,335,938
   * Mirant Americas Generation
        8.30% 5/1/11                                  2,870,000       2,812,599
     Orion Power Holdings
        12.00% 5/1/10                                 1,490,000       1,709,775
=++# USGen New England 144A
        7.459% 1/2/15                                    38,286          25,840
                                                                    ___________

                                                                     10,835,703
                                                                    ___________

Total Corporate Bonds (cost $253,780,624)                           249,943,637
                                                                    ___________
_______________________________________________________________________________

Emerging Markets Bonds - 1.49%
_______________________________________________________________________________

  *# C&M Finance 144A
        8.10% 2/1/16                                    825,000         783,197
   * Republic of El Salvador
        7.65% 6/15/35                                 1,500,000       1,521,000
     Venezuela Government
        6.00% 12/9/20                                 2,110,000       1,907,440
                                                                    ___________

Total Emerging Markets Bonds

   (cost $4,252,138)                                                  4,211,637
                                                                    ___________

                                                     Number
                                                   of Shares
_______________________________________________________________________________

Common Stock - 1.46%
_______________________________________________________________________________

=@+II Avado Brands                                        9,305           8,747
    * B&G Foods                                           4,000          66,800
   *+ Foster Wheeler                                     42,375       1,616,173
    + Mirant                                             56,423       1,499,159
   *+ Petrojarl ADR                                      15,331          97,445
   *+ Petroleum Geo-Services ADR                         15,331         844,278
                                                                    ___________

Total Common Stock (cost $2,865,039)                                  4,132,602
                                                                    ___________
_______________________________________________________________________________

Warrants - 0.00%
_______________________________________________________________________________

  +# Solutia 144A, exercise price $7.59,
        expiration date 7/15/09                           4,410               0
                                                                    ___________

Total Warrants (cost $367,920)                                                0
                                                                    ___________

Total Market Value of Securities Before
   Securities Lending Collateral - 92.84%
                                                                    ___________

   (cost $265,712,691)                                              262,277,222
                                                                    ___________

                                                    Principal
                                                  Amount (U.S.$)
_______________________________________________________________________________

Securities Lending Collateral** - 19.16%
_______________________________________________________________________________

Short-Term Investments - 19.16%
Fixed Rate Notes - 3.26%
     Citigroup Global Markets
        5.32% 8/1/06                                 $9,227,483       9,227,483
                                                                    ___________

                                                                      9,227,483
                                                                    ___________

~ Variable Rate Notes - 15.90%
     American Honda Finance
        5.32% 2/21/07                                 1,547,454       1,547,454
     ANZ National 5.32% 8/31/07                         343,879         343,879
     Australia New Zealand
        5.40% 8/31/07                                 1,719,393       1,719,393
     Bank of America 5.32% 2/23/07                    2,235,211       2,235,211




                                                    Principal         Market
                                                  Amount (U.S.$)   Value (U.S.$)
________________________________________________________________________________

Securities Lending Collateral (continued)
________________________________________________________________________________

Short-Term Investments (continued)
Variable Rate Notes (continued)
     Bank of New York 5.34% 8/31/07                  $1,375,514     $ 1,375,514
     Barclays New York 5.31% 5/18/07                  2,235,211       2,235,211
     Bayerische Landesbank
        5.45% 8/25/06                                 1,719,393       1,719,393
     Bear Stearns 5.40% 1/31/07                       2,063,272       2,063,272
     BNP Paribas 5.14% 8/31/07                        1,719,393       1,719,393
     Canadian Imperial Bank
        5.32% 11/22/06                                1,719,393       1,719,393
        5.38% 8/31/07                                   859,696         859,696
     CDC Financial Products
        5.41% 8/31/06                                 2,235,211       2,235,211
     Citigroup Global Markets 5.38% 8/7/06            2,235,211       2,235,211
     Commonwealth Bank 5.37% 8/31/07                  1,719,393       1,719,393
     Goldman Sachs 5.45% 7/31/07                      2,235,211       2,235,211
     Manufacturers & Traders 5.38% 9/26/06            1,719,386       1,719,321
     Marshall & Ilsley Bank 5.35% 8/31/07             1,891,332       1,891,332
     Merrill Lynch Mortgage Capital
        5.41% 8/3/06                                  1,547,454       1,547,454
     National Australia Bank 5.31% 3/7/07             2,132,047       2,132,047
     National City Bank 5.32% 3/2/07                  2,063,398       2,063,848
     National Rural Utilities 5.34% 8/31/07           2,716,641       2,716,641
     Nordea Bank New York 5.31% 5/16/07                 859,687         859,654
     Nordea Bank Norge 5.33% 8/31/07                  1,719,393       1,719,393
     Royal Bank of Scotland 5.38% 8/31/07             1,719,393       1,719,393
     Societe Generale 5.32% 8/31/07                     859,697         859,697
     Wells Fargo 5.38% 8/31/07                        1,719,393       1,719,393
                                                                  _____________

                                                                     44,911,008
                                                                  _____________

Total Securities Lending Collateral

   (cost $54,138,491)                                                54,138,491
                                                                  _____________

Total Market Value of Securities - 112.00%

   (cost $319,851,182)                                              316,415,713 !

Obligation to Return Securities
   Lending Collateral** - (19.16%)                                  (54,138,491)

Receivables and Other Assets Net
   of Liabilities - 7.16%                                            20,240,167
                                                                  _____________

Net Assets Applicable to
   86,432,668 Shares Outstanding - 100.00%                        $ 282,517,389
                                                                  _____________

Net Asset Value - Delaware Delchester Fund
   Class A ($225,352,496 / 68,967,864 Shares)                             $3.27
                                                                          _____

Net Asset Value - Delaware Delchester Fund
   Class B ($28,313,681 / 8,647,765 Shares)                               $3.27
                                                                          _____

Net Asset Value - Delaware Delchester Fund
   Class C ($12,706,543 / 3,876,695 Shares)                               $3.28
                                                                          _____

Net Asset Value - Delaware Delchester Fund
   Institutional Class ($16,144,669 / 4,940,344 Shares)                   $3.27
                                                                          _____

Components of Net Assets at July 31, 2006:

Shares of beneficial interest
   (unlimited authorization - no par)                              $924,798,722
Accumulated net realized loss on investments                       (638,845,864)
Net unrealized depreciation of investments                           (3,435,469)
                                                                  _____________

Total net assets                                                   $282,517,389
                                                                  _____________

   # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2006, the aggregate amount of Rule 144A securities equaled $59,902,697, which represented 21.20% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

  II Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At July 31, 2006, the aggregate amount of the restricted security equaled $8,747 or 0.00% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

   { Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

   * Fully or partially on loan.

  ** See note 7 in "Notes to Financial Statements."

   ! Includes $52,991,734 of securities loaned.

   ~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

   + Non-income producing security for the year ended July 31, 2006.

  ++ Non-income producing security. Security is currently in default.

   } Security is currently in default. The issue has missed the maturity date.
     Bankruptcy proceedings are in process to determine distribution of assets.
     The date listed is the estimate of when proceedings will be finalized.

   @ Illiquid security. At July 31, 2006, the aggregate amount of illiquid securities equaled $107,926, which represented 0.04% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

   = Security is being fair valued in accordance with the Fund's fair valuation policy. At July 31, 2006, the aggregate amount of fair valued securities equaled $133,766, which represented 0.05% of the Fund's net assets. See
     Note 1 in "Notes to Financial Statements."

   [ The interest rate shown is the effective yield as of the time of purchase.



Summary of Abbreviations:

ADR - American Depositary Receipts
CBO - Collateralized Bond Obligation
PIK - Pay-in-Kind
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
   Delaware Delchester Fund

Net asset value Class A (A)                                 $3.27
Sales charge (4.50% of offering price) (B)                   0.15
                                                            _____

Offering price                                              $3.42
                                                            _____

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement of assets and liabilities


Delaware Delchester Fund

July 31, 2006


Assets:

     Investments at market (including $52,991,734 of securities loaned)                             $262,277,222
     Short-term investments held as collateral for loaned securities                                  54,138,491
     Subscriptions receivable                                                                         17,279,507
     Interest receivable                                                                               5,325,223
     Receivable for securities sold                                                                    4,256,256
     Other assets                                                                                          1,822
                                                                                                    ____________

     Total assets                                                                                    343,278,521
                                                                                                    ____________
Liabilities:

     Obligations to return securities lending collateral                                              54,138,491
     Payable for securities purchased                                                                  5,391,029
     Distributions payable                                                                               490,334
     Liquidations payable                                                                                361,111
     Due to manager and affiliates                                                                       291,567
     Other accrued expenses                                                                               75,676
     Other liabilities                                                                                    12,924
                                                                                                    ____________

Total liabilities                                                                                     60,761,132
                                                                                                    ____________

Total Net Assets                                                                                    $282,517,389
                                                                                                    ____________

Investments at Cost                                                                                 $265,712,691
                                                                                                    ____________

Cost of short-term investments held as collateral for loaned securities                             $ 54,138,491
                                                                                                    ____________

See accompanying notes


Statement of operations


Delaware Delchester Fund

Year Ended July 31, 2006



Investment Income:

     Interest                                                                                          $26,785,454
     Securities lending income                                                                             215,834
     Dividends                                                                                              42,120     $27,043,408
                                                                                                       ___________     ___________
Expenses:

     Management fees                                                                                     1,944,259
     Distribution expenses - Class A                                                                       668,550
     Distribution expenses - Class B                                                                       363,832
     Distribution expenses - Class C                                                                       141,868
     Dividend disbursing and transfer agent fees and expenses                                              687,286
     Accounting and administration expenses                                                                120,771
     Registration fees                                                                                      86,507
     Reports and statements to shareholders                                                                 61,732
     Legal and professional fees                                                                            60,868
     Custodian fees                                                                                         27,898
     Trustees' fees                                                                                         15,971
     Insurance fees                                                                                          7,059
     Pricing fees                                                                                            5,159
     Other                                                                                                  11,080       4,202,840
                                                                                                       ___________     ___________

     Less expenses absorbed or waived                                                                                     (303,793)
                                                                                                                       ___________

     Total operating expenses                                                                                            3,899,047
                                                                                                                       ___________

Net Investment Income                                                                                                   23,144,361
                                                                                                                       ___________
Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain on investments                                                                                      969,389
     Net change in unrealized appreciation/depreciation of investments                                                  (6,404,110)
                                                                                                                       ___________

Net Realized and Unrealized Loss on Investments                                                                         (5,434,721)
                                                                                                                       ___________

Net Increase in Net Assets Resulting from Operations                                                                   $17,709,640
                                                                                                                       ___________


See accompanying notes


Statements of changes in net assets


Delaware Delchester Fund



                                                                                                               Year Ended

                                                                                                         7/31/06        7/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                            $ 23,144,361    $ 25,877,808
     Net realized gain on investments                                                                      969,389      20,059,634
     Net change in unrealized appreciation/depreciation of investments                                  (6,404,110)       (800,316)
                                                                                                     _____________    ____________

     Net increase in net assets resulting from operations                                               17,709,640      45,137,126
                                                                                                     _____________    ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                      (17,992,334)    (20,606,367)
          Class B                                                                                       (2,545,021)     (3,987,176)
          Class C                                                                                         (991,894)     (1,157,169)
          Institutional Class                                                                           (1,301,764)     (1,745,099)
                                                                                                     _____________    ____________

                                                                                                       (22,831,013)    (27,495,811)
                                                                                                     _____________    ____________
Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                       62,659,889      86,807,210
          Class B                                                                                        3,341,549       6,503,838
          Class C                                                                                        7,393,332       7,835,958
          Institutional Class                                                                            5,091,797      14,999,421

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                       10,339,947      11,323,524
          Class B                                                                                        1,278,905       1,773,712
          Class C                                                                                          654,386         674,100
          Institutional Class                                                                            1,236,304       1,588,434
                                                                                                     _____________    ____________

                                                                                                        91,996,109     131,506,197
                                                                                                     _____________    ____________

     Cost of shares repurchased:
          Class A                                                                                     (112,766,868)   (106,102,348)
          Class B                                                                                      (21,543,944)    (27,460,989)
          Class C                                                                                      (11,400,686)     (8,397,656)
          Institutional Class                                                                           (7,273,814)    (19,126,027)
                                                                                                     _____________    ____________

                                                                                                      (152,985,312)   (161,087,020)
                                                                                                     _____________    ____________

Decrease in net assets derived from capital share transactions                                         (60,989,203)    (29,580,823)
                                                                                                     _____________    ____________

Net Decrease in Net Assets                                                                             (66,110,576)    (11,939,508)

Net Assets:

     Beginning of year                                                                                 348,627,965     360,567,473
                                                                                                     _____________    ____________

     End of year (including undistributed net investment income of $- and $12,265, respectively)     $ 282,517,389    $348,627,965
                                                                                                     _____________    ____________


See accompanying notes


Financial highlights


Delaware Delchester Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                              Year Ended
                                                                  __________________________________________________________________

                                                                    7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $3.320        $3.180        $3.000        $2.580        $3.110

Income (loss) from investment operations:

Net investment income (1)                                             0.258         0.243         0.258         0.303         0.317
Net realized and unrealized gain (loss) on investments               (0.054)        0.155         0.186         0.399        (0.543)
                                                                     ______        ______        ______        ______        ______

Total from investment operations                                      0.204         0.398         0.444         0.702        (0.226)
                                                                     ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                                (0.254)       (0.258)       (0.264)       (0.282)       (0.304)
                                                                     ______        ______        ______        ______        ______

Total dividends and distributions                                    (0.254)       (0.258)       (0.264)       (0.282)       (0.304)
                                                                     ______        ______        ______        ______        ______


Net asset value, end of period                                       $3.270        $3.320        $3.180        $3.000        $2.580
                                                                     ______        ______        ______        ______        ______


Total return (2)                                                      6.42%        12.84%        15.22%        28.67%        (7.94%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $225,352      $269,002      $263,960      $253,966      $188,736
Ratio of expenses to average net assets                               1.20%         1.25%         1.34%         1.47%         1.32%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly         1.30%         1.27%         1.34%         1.47%         1.32%
Ratio of net investment income to average net assets                  7.84%         7.36%         8.19%        10.93%        10.76%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly         7.74%         7.34%         8.19%        10.93%        10.76%
Portfolio turnover                                                     138%          254%          674%          788%          441%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes



                                                              (continues)     15

Financial highlights


Delaware Delchester Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                              Year Ended
                                                                  __________________________________________________________________

                                                                    7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $3.330        $3.180        $3.010        $2.590        $3.120

Income (loss) from investment operations:

Net investment income (1)                                             0.234         0.219         0.236         0.283         0.295
Net realized and unrealized gain (loss) on investments               (0.064)        0.165         0.176         0.399        (0.543)
                                                                     ______        ______        ______        ______        ______

Total from investment operations                                      0.170         0.384         0.412         0.682        (0.248)
                                                                     ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                                (0.230)       (0.234)       (0.242)       (0.262)       (0.282)
                                                                     ______        ______        ______        ______        ______

Total dividends and distributions                                    (0.230)       (0.234)       (0.242)       (0.262)       (0.282)
                                                                     ______        ______        ______        ______        ______


Net asset value, end of period                                       $3.270        $3.330        $3.180        $3.010        $2.590
                                                                     ______        ______        ______        ______        ______


Total return (2)                                                      5.34%        12.37%        14.02%        27.68%        (8.28%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $28,314       $45,973       $62,243       $82,345       $79,507
Ratio of expenses to average net assets                               1.91%         1.97%         2.06%         2.19%         2.04%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly         2.01%         1.99%         2.06%         2.19%         2.04%
Ratio of net investment income to average net assets                  7.13%         6.64%         7.48%        10.21%        10.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly         7.03%         6.62%         7.48%        10.21%        10.04%
Portfolio turnover                                                     138%          254%          674%          788%          441%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


Delaware Delchester Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                              Year Ended
                                                                  __________________________________________________________________

                                                                    7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $3.330        $3.180        $3.010        $2.590        $3.120

Income (loss) from investment operations:

Net investment income (1)                                             0.234         0.219         0.235         0.283         0.295
Net realized and unrealized gain (loss) on investments               (0.054)        0.165         0.176         0.399        (0.543)
                                                                     ______        ______        ______        ______        ______

Total from investment operations                                      0.180         0.384         0.411         0.682        (0.248)
                                                                     ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                                (0.230)       (0.234)       (0.241)       (0.262)       (0.282)
                                                                     ______        ______        ______        ______        ______

Total dividends and distributions                                    (0.230)       (0.234)       (0.241)       (0.262)       (0.282)
                                                                     ______        ______        ______        ______        ______


Net asset value, end of period                                       $3.280        $3.330        $3.180        $3.010        $2.590
                                                                     ______        ______        ______        ______        ______


Total return (2)                                                      5.65%        12.35%        14.00%        27.68%        (8.28%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $12,706       $16,271       $15,337       $16,965       $11,176
Ratio of expenses to average net assets                               1.91%         1.97%         2.06%         2.19%         2.04%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly         2.01%         1.99%         2.06%         2.19%         2.04%
Ratio of net investment income to average net assets                  7.13%         6.64%         7.48%        10.21%        10.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly         7.03%         6.62%         7.48%        10.21%        10.04%
Portfolio turnover                                                     138%          254%          674%          788%          441%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes




                                                              (continues)     17

Financial highlights


Delaware Delchester Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                              Year Ended
                                                                  __________________________________________________________________

                                                                    7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $3.320        $3.180        $3.000        $2.590        $3.110

Income (loss) from investment operations:

Net investment income (1)                                             0.267         0.252         0.267         0.311         0.325
Net realized and unrealized gain (loss) on investments               (0.054)        0.155         0.186         0.389        (0.533)
                                                                     ______        ______        ______        ______        ______

Total from investment operations                                      0.213         0.407         0.453         0.700        (0.208)
                                                                     ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                                (0.263)       (0.267)       (0.273)       (0.290)       (0.312)
                                                                     ______        ______        ______        ______        ______

Total dividends and distributions                                    (0.263)       (0.267)       (0.273)       (0.290)       (0.312)
                                                                     ______        ______        ______        ______        ______


Net asset value, end of period                                       $3.270        $3.320        $3.180        $3.000        $2.590
                                                                     ______        ______        ______        ______        ______


Total return (2)                                                      6.72%        13.16%        15.17%        29.46%        (7.69%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $16,145       $17,382       $19,027       $17,296       $10,542
Ratio of expenses to average net assets                               0.91%         0.97%         1.06%         1.19%         1.04%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly         1.01%         0.99%         1.06%         1.19%         1.04%
Ratio of net investment income to average net assets                  8.13%         7.64%         8.48%        11.21%        11.04%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly         8.03%         7.62%         8.48%        11.21%        11.04%
Portfolio turnover                                                     138%          254%          674%          788%          441%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


Notes to financial statements


Delaware Delchester Fund

July 31, 2006



Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four Series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31, 2006, Class R has not commenced operations.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.



                                                              (continues)     19

Notes to financial statements


Delaware Delchester Fund



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.91% of average daily net assets of the Fund through November 30, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

At July 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $135,365
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses payable to DSC                61,863
Distribution fee payable to DDLP                                          84,856
Other expenses payable to DMC and affiliates*                              9,483

   * DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2006, the Fund was charged $17,052 for internal legal services provided by DMC.

For the year ended July 31, 2006, DDLP earned $17,227 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2006, DDLP received gross contingent deferred sales charge commissions of $474, $43,498 and $2,995 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2006, the Fund made purchases of $401,730,119 and sales of $476,127,388 of investment securities other than short-term investments.

At July 31, 2006, the cost of investments for federal income tax purposes was $320,334,537. At July 31, 2006, net unrealized depreciation was $3,918,824, of which $6,712,942 related to unrealized appreciation of investments and $10,631,766 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2006 and 2005 was as follows:

                                                       Year Ended
                                                7/31/06          7/31/05
                                               _________        _________

Ordinary income                               $22,831,013      $27,495,811

As of July 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                 $924,798,722
Capital loss carryforwards                                    (638,362,509)
Unrealized depreciation of investments                          (3,918,824)
                                                              ____________

Net assets                                                    $282,517,389
                                                              ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on paydowns of mortgage- and asset-backed securities and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2006, the Fund recorded the following reclassifications.

Undistributed net investment income                              $(325,613)
Accumulated net realized gain (loss)                               325,613

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $694,887 was utilized in 2006. Capital loss carryforwards remaining at July 31, 2006 will expire as follows:
$122,795,424 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and $20,031,318 expires in 2011.

5. Capital Shares

Transactions in capital shares were as follows:

                                                       Year Ended
                                                7/31/06           7/31/05

Shares sold:
     Class A                                  19,221,892         26,432,120
     Class B                                   1,023,016          1,990,820
     Class C                                   2,266,941          2,375,096
     Institutional Class                       1,561,744          4,523,623

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                   3,156,106          3,431,877
     Class B                                     390,108            536,838
     Class C                                     199,497            203,703
     Institutional Class                         377,850            480,197
                                              __________         __________

                                              28,197,154         39,974,274
                                              __________         __________
Shares repurchased:
     Class A                                 (34,377,137)       (32,008,734)
     Class B                                  (6,578,407)        (8,276,203)
     Class C                                  (3,473,709)        (2,512,311)
     Institutional Class                      (2,230,435)        (5,762,194)
                                              __________         __________

                                             (46,659,688)       (48,559,442)
                                              __________         __________

Net decrease                                 (18,462,534)        (8,585,168)
                                              __________         __________

For the years ended July 31, 2006 and 2005, 2,331,339 Class B shares were converted to 2,334,775 Class A shares valued at $7,633,584 and 2,838,347 Class B shares were converted to 2,844,669 Class A shares valued at $9,448,878, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2006, or at any time during the year.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At July 31, 2006, the market value of the securities on loan was $52,991,734, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.



                                                              (continues)     21

Notes to financial statements


Delaware Delchester Fund



10. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2006, the Fund designates distributions paid during the year as follows:

     (A)                (B)
  Long-Term          Ordinary
Capital Gains         Income              Total
Distributions     Distributions*      Distributions
 (Tax Basis)       (Tax Basis)         (Tax Basis)
_____________     ______________      _____________

      0%               100%                100%

(A) and (B) are based on a percentage of the Fund's total distributions.

   * For the fiscal year ended July 31, 2006, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2006, the Delaware Delchester Fund has designated a maximum distribution of $22,782,776 of Qualified Interest Income.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (one of the series constituting Delaware Group Income Funds) (the "Fund") as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Delchester Fund series of Delaware Group Income Funds at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                         /s/ Ernst and Young LLP



Philadelphia, Pennsylvania
September 13, 2006

Other Fund information


Delaware Delchester Fund



Board Consideration of Delaware Delchester Fund Investment Advisory Agreement.

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Delchester Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the third and fourth quartiles, respectively. The Board noted that the Fund's performance results were mixed. However, given the strong recent returns, which were achieved by the current portfolio manager, the Board was satisfied with such performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through November 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.





                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                             (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________



                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                       (Risk Management)                         Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,      General Counsel, and      various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer         October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Mr. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


About the organization


This semiannual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended
June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.



[DELAWARE INVESTMENTS LOGO]










833                                                           Printed in the USA
AR-024 [7/06] CGI 9/06                                      MF-06-08-024 PO11208

Annual Report                                     Delaware
                                                  High-Yield Opportunities Fund

                                                  July 31, 2006










                                                  Fixed income mutual fund





[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH (R)

Table of contents


> Portfolio management review ................................................1

> Performance summary ........................................................4

> Disclosure of Fund expenses ................................................6

> Sector allocation and credit rating breakdown ..............................7

> Statement of net assets ....................................................8

> Statement of operations ...................................................13

> Statements of changes in net assets .......................................14

> Financial highlights ......................................................15

> Notes to financial statements .............................................20

> Report of independent registered public accounting firm ...................23

> Other Fund information ....................................................24

> Board of trustees/directors and officers addendum .........................26

> About the organization ....................................................28
















Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware High-Yield Opportunities Fund

July 31, 2006


Timothy L. Rabe

Senior Portfolio Manager


The manager of Delaware High-Yield Opportunities Fund provided the answers to the questions below as a review of the Fund's activities over the fiscal year ended July 31, 2006. Please see page 5 to learn more about the portfolio manager.

Q: What was the investment climate among high yield fixed income investments during the fiscal year ended July 31, 2006?

A: Overall, the economic environment provided a relatively favorable backdrop for the high yield fixed income market. The U.S. economy continued to grow at a robust pace and interest rates, although rising, remained relatively low. This setting helped foster an environment, that kept default rates near their all-time lows and contributed to positive overall returns for high yield bonds.

In particular, bonds with CCC credit ratings performed well, primarily because of a rebound among automotive industry bonds. After experiencing credit downgrades in the last calendar quarter of 2005, Ford and General Motors securities performed consistently well throughout 2006, which boosted high yield debt performance throughout the auto industry.

In addition, the market experienced significant cash inflows, as investors throughout the world turned to the U.S. debt market to capture yield (source:
AMG Data Services). Furthermore, the supply of high yield debt remained healthy, with several large companies, including Hertz, Neiman-Marcus and Healthsouth, bringing issues to market.

Q: How did the Fund perform for the fiscal year?

A: Delaware High-Yield Opportunities Fund achieved positive gains for the fiscal year ended July 31, 2006 with all but a few sectors making contributions. Class A shares returned 5.49% at net asset value and 0.64% at the maximum offer price (both figures represent all distributions reinvested). For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 4.

By comparison, the Bear Stearns High Yield Index, which serves as the Fund's benchmark, gained 3.80% during the same period.

Q: What broad strategies influenced Fund performance during the fiscal year?

A: We continued to focus on security selection as the primary driver of the Fund's performance. Although the economic climate and other "big picture" factors were influential in the high yield market, company-specific characteristics and influences generally played larger roles in overall performance during the fiscal year. As such, we generally avoided making significant sector "bets," preferring instead to focus on our in-depth research that attempts to uncover attractively valued securities throughout the high yield universe.

We believe these efforts helped the Fund outperform the benchmark at net asset value for the one-year period ended July 31, 2006. There were no "themes" or significant sector-performance advantages that generated our positive results. Instead, the Fund's performance was realized from a wide array of individual fixed income securities, selected for their overall value and yield advantages. From a quality standpoint, Delaware High-Yield Opportunities Fund held a lesser weighting than the Bear Stearns High Yield Index in BB-rated credits, because we preferred to hold more B-rated securities. By focusing on bonds with B credit-quality ratings, we were able to capture extra yield, compared to the benchmark, as well as good value. This strategy helped the Fund's overall return compared to that of its benchmark index.

Q: Which holdings were significant performers within the Fund over the fiscal year?

A: Overall, the Fund benefited from a number of mergers and acquisitions, and initial public offerings (IPOs). In terms of individual bonds, our holdings of Mirant Americas Generation, an Atlanta-based power company, provided positive return during the year. We purchased Mirant bonds before the corporation filed for bankruptcy


                                                              (continues)     1

Portfolio management review


Delaware High-Yield Opportunities Fund

July 31, 2006


in July 2003, and we held the position throughout the bankruptcy proceedings. When the company reorganized and emerged from bankruptcy in January 2006, the bonds posted strong performance. We also held a position in paper company Georgia-Pacific, which declined slightly during the first eight months of the fiscal year and then rallied after Georgia-Pacific agreed to a buyout by Koch Industries. Horizon Lines, a shipping company represented in the Fund's portfolio, reported strong financials and eventually announced an initial public offering, which caused the company's bonds to rally.

Comparatively, the Fund realized disappointing results from Uno Restaurant. The company's bonds have underperformed since they came to market, primarily because of the company's inclination for promoting shareholder value through dividend payments. In addition, our position in Anchor Glass (later sold by the Fund) detracted from the Fund's overall performance, after the company filed for bankruptcy because it was unable to meet its creditors' demands. From an industry standpoint, our positions in Canadian paper companies suffered losses for the Fund. The strength of the Canadian dollar compared to other currencies made Canadian paper manufacturers less attractive to global investors.

Q: At fiscal year end, how was the portfolio positioned?

A: We continue to hold a broadly diversified portfolio of securities that we believe offer value and yield advantages. We do not favor any single industry or sector, preferring to generate return potential and manage risk on a security-by-security basis.

An example of this is our approach to the auto industry. Throughout the one-year period, auto industry bonds, particularly Ford and General Motors, were significant market movers and represented approximately 15% of the high yield benchmark, the Bear Stearns High Yield Index. We maintain a significantly lighter weighting than the index when it comes to auto bonds. This approach is also reflective of our belief that a single industry should not represent such a large component of the portfolio.

In terms of individual securities, we continue to believe that there is compelling value among the larger leveraged buyouts coming to market. We believe the size, scale, and complexity of these new issues make them more attractive from an historical perspective. Of course, we continue to monitor the economic backdrop, because a significant slowdown in growth could hurt the high yield market from a macroeconomic perspective. In addition, we continue to closely watch the supply-and-demand forces at work in the high yield market.

Performance summary


Delaware High-Yield Opportunities Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Adverse conditions may affect the issuer's ability to pay interest and principal on securities held by the Fund. A rise or fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or by visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware High-Yield Opportunities Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, or by calling 800 523-1918 or visiting our Web site. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.


Fund Performance
Average Annual Total Returns
Through July 31, 2006                    1 Year         5 Years       Lifetime
_______________________________________________________________________________

Class A (Est. 12/30/96)
Excluding Sales Charge                   +5.49%         +10.74%       +6.92%
Including Sales Charge                   +0.64%          +9.71%       +6.41%
______________________________________________________________________________

Class B (Est. 2/17/98)
Excluding Sales Charge                   +4.75%          +9.92%       +4.55%
Including Sales Charge                   +0.85%          +9.72%       +4.55%
______________________________________________________________________________

Class C (Est. 2/17/98)
Excluding Sales Charge                   +4.75%          +9.91%       +4.51%
Including Sales Charge                   +3.77%          +9.91%       +4.51%
_______________________________________________________________________________


The Fund invests primarily in high yield bonds (commonly known as "junk bonds"), which involve greater risk than investing in higher-quality investment-grade bonds. The portfolio may be invested in foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political changes, and different accounting standards.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the one-year and lifetime periods ended July 31, 2006 for Class R shares of the Delaware High-Yield Opportunities Fund were +5.27% and +10.33%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%. The distributor has contracted to limit distribution and service fees to 0.50% through November 30, 2006.

The average annual total returns for the one-year, five-year, and lifetime periods ended July 31, 2006 for Institutional Class shares of Delaware High-Yield Opportunities Fund were +5.80%, +11.08%, and +7.22%, respectively. Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during some periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of July 31, 2006

_______________________________________________________________________________

Fund objective
_______________________________________________________________________________

The Fund seeks total return and, as a secondary objective, high current income.

_______________________________________________________________________________

Total Fund net assets
_______________________________________________________________________________

$111 million

_______________________________________________________________________________

Number of holdings
_______________________________________________________________________________

178

_______________________________________________________________________________

Fund start date
_______________________________________________________________________________

December 30, 1996


_______________________________________________________________________________

Your Fund manager
_______________________________________________________________________________

Timothy L. Rabe, CFA, joined Delaware Investments in 2000. He is head of the high yield trading department responsible for investing strategy. Prior to joining Delaware Investments, Timothy L. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. He received a bachelor's degree in finance from the University of Illinois.

_______________________________________________________________________________

                              Nasdaq symbols           CUSIPs
_______________________________________________________________________________

Class A                       DHOAX                    245908876
Class B                       DHOBX                    245908868
Class C                       DHOCX                    245908850
Class R                       DHIRX                    245908736
Institutional Class           DHOIX                    245908843


                          [DELAWARE PERFORMANCE GRAPH]


Chart assumes $10,000 invested on December 30, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Bear Stearns High Yield Index is an unmanaged index that generally tracks the performance of high yield bonds. An index is unmanaged and does not incur the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for Class A shares of Delaware High-Yield Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period February 1, 2006 to July 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006 to July 31, 2006.


Actual Expenses


The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes


The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.


Delaware High-Yield Opportunities Fund Expense Analysis of an Investment of
$1,000


_______________________________________________________________________________

                                                                       Expenses
                            Beginning        Ending                  Paid During
                             Account         Account    Annualized     Period
                             Value            Value       Expense      2/1/06 to
                             2/1/06          7/31/06      Ratios       7/31/06 *
________________________________________________________________________________

Actual Fund Return

Class A                     $1,000.00       $1,035.00     1.13%        $5.70
Class B                      1,000.00        1,031.40     1.83%         9.22
Class C                      1,000.00        1,031.40     1.83%         9.22
Class R                      1,000.00        1,033.90     1.33%         6.71
Institutional Class          1,000.00        1,036.50     0.83%         4.19
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                     $1,000.00       $1,019.19     1.13%        $5.66
Class B                      1,000.00        1,015.72     1.83%         9.15
Class C                      1,000.00        1,015.72     1.83%         9.15
Class R                      1,000.00        1,018.20     1.33%         6.66
Institutional Class          1,000.00        1,020.68     0.83%         4.16
________________________________________________________________________________


* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit rating breakdown


Delaware High-Yield Opportunities Fund

As of July 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.



                                                                     Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Collateralized Bond Obligations                                         0.02%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                   0.72%
________________________________________________________________________________

Convertible Bonds                                                       0.23%
________________________________________________________________________________

Corporate Bonds                                                        92.24%

Banking                                                                 0.55%

Basic Industry                                                         10.46%

Brokerage                                                               1.85%

Capital Goods                                                           5.92%

Consumer Cyclical                                                       8.38%

Consumer Non-Cyclical                                                  10.53%

Energy                                                                  6.13%

Finance & Investments                                                   0.49%

Media                                                                   9.15%

Real Estate                                                             1.86%

Services Cyclical                                                      12.83%

Services Non-Cyclical                                                   6.60%

Technology & Electronics                                                2.35%

Telecommunications                                                     10.64%

Utilities                                                               4.50%
________________________________________________________________________________

Emerging Markets Bonds                                                  1.24%
________________________________________________________________________________

Common Stock                                                            1.10%
________________________________________________________________________________

Warrants                                                                0.00%
________________________________________________________________________________

Repurchase Agreements                                                   3.31%
________________________________________________________________________________

Total Market Value of Securities                                       98.86%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                         1.14%
________________________________________________________________________________

Total Net Assets                                                      100.00%
________________________________________________________________________________

Credit Rating Breakdown

(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                     4.44%

AA                                                                      0.26%

A                                                                       0.12%

BBB                                                                     1.18%

BB                                                                     20.20%

B                                                                      57.58%

CCC                                                                    13.43%

C                                                                       0.01%

D                                                                       0.54%

NR                                                                      2.24%
________________________________________________________________________________

Total                                                                 100.00%
________________________________________________________________________________

Statement of net assets


Delaware High-Yield Opportunities Fund

July 31, 2006


                                                       Principal       Market
                                                         Amount         Value
                                                        (U.S. $)      (U.S. $)

________________________________________________________________________________

Collateralized Bond Obligations - 0.02%
________________________________________________________________________________

#@=~ Merrill Lynch CBO VII Series
          1997-C3A A 144A 5.824%
          3/23/08                                      $ 142,871     $   11,565
 #@= South Street CBO Series 1999-1A
          A1 144A 7.16% 7/1/11                            11,616         11,674
                                                                     __________
Total Collateralized Bond Obligations

     (cost $92,904)                                                      23,239
                                                                     __________
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 0.72%
________________________________________________________________________________

   # First Union National Bank
          Commercial Mortgage Series
          2001-C2 L 144A
          6.46% 1/12/43                                  800,000        799,197
                                                                     __________
Total Commercial Mortgage-Backed
     Securities (cost $811,969)                                         799,197
                                                                     __________
________________________________________________________________________________

Convertible Bonds - 0.23%
________________________________________________________________________________

   # Charter Communications 144A
          5.875% 11/16/09, exercise price
          $2.42, expiration date 11/16/09                300,000        252,000
                                                                     __________
Total Convertible Bonds

     (cost $290,075)                                                    252,000
                                                                     __________
________________________________________________________________________________

Corporate Bonds - 92.24%
________________________________________________________________________________

Banking - 0.55%
   # iPayment 144A 9.75% 5/15/14                         325,000        326,625
     Western Financial Bank
          9.625% 5/15/12                                 260,000        287,065
                                                                     __________

                                                                        613,690
                                                                     __________

Basic Industry - 10.46%
     Abitibi-Consolidated
          6.95% 12/15/06                                  50,000         50,500
          7.875% 8/1/09                                  375,000        363,750
     AK Steel 7.875% 2/15/09                             805,000        805,000
     Bowater 9.50% 10/15/12                            1,335,000      1,341,674
     Donohue Forest Products
          7.625% 5/15/07                                 550,000        554,125
     Georgia-Pacific 9.50% 12/1/11                       775,000        817,625
     Gold Kist 10.25% 3/15/14                            515,000        543,325
   # Nell AF Sarl 144A 8.375% 8/15/15                    825,000        805,406
     NewPage 10.00% 5/1/12                               610,000        635,925
     Norske Skog Canada
          8.625% 6/15/11                                 875,000        857,500
   # Port Townsend Paper 144A
          12.00% 4/15/11                                 910,000        778,050
     Potlatch 13.00% 12/1/09                             850,000      1,000,792
     Rhodia 8.875% 6/1/11                                600,000        613,500
  ++ Solutia 6.72% 10/15/37                              770,000        704,550
     Tembec Industries 8.625% 6/30/09                  1,405,000        762,213
   # Verso Paper 144A 9.125% 8/1/14                      475,000        477,375
     Witco 6.875% 2/1/26                                 525,000        475,125
                                                                     __________

                                                                     11,586,435
                                                                     __________


Brokerage - 1.85%
     E Trade Financial 8.00% 6/15/11                     695,000        717,588
     LaBranche & Co.
          9.50% 5/15/09                                  500,000        517,500
          11.00% 5/15/12                                 760,000        813,200
                                                                     __________

                                                                      2,048,288
                                                                     __________
Capital Goods - 5.92%
     Armor Holdings 8.25% 8/15/13                        825,000        866,250
   # Compression Polymer 144A
          10.50% 7/1/13                                  300,000        309,000
     Graham Packaging
          9.875% 10/15/14                                600,000        586,500
     Interface 10.375% 2/1/10                            695,000        762,763
     Interline Brands 8.125% 6/15/14                     125,000        126,563
     Intertape Polymer 8.50% 8/1/14                      970,000        902,099
   { Mueller Holdings 14.75% 4/15/14                     829,000        708,795
   { NTK Holdings 10.75% 3/1/14                          710,000        500,550
   # RBS Global & Rexnord 144A
          9.50% 8/1/14                                   475,000        477,375
     Solo Cup 8.50% 2/15/14                              625,000        543,750
   # TransDigm 144A 7.75% 7/15/14                        100,000        100,250
     Trimas 9.875% 6/15/12                               730,000        677,075
                                                                     __________

                                                                      6,560,970
                                                                     __________

Consumer Cyclical - 8.38%
     Accuride 8.50% 2/1/15                               600,000        561,000
   # Baker & Taylor 144A
          11.50% 7/1/13                                  450,000        452,250
     Boyd Gaming 8.75% 4/15/12                           775,000        813,750
     Carrols 9.00% 1/15/13                               150,000        149,250
     Ford Motor Credit
          7.375% 10/28/09                                700,000        660,754
     General Motors 8.375% 7/15/33                       375,000        309,375
     General Motors Acceptance
          Corporation
          6.875% 9/15/11                                 925,000        896,618
          8.00% 11/1/31                                  585,000        575,242
     Landry's Restaurant
          7.50% 12/15/14                                 550,000        512,875
     Metaldyne 10.00% 11/1/13                          1,005,000        967,312
     Neiman Marcus 9.00% 10/15/15                        485,000        513,494
   # NPC International 144A
          9.50% 5/1/14                                   395,000        381,175
     O'Charleys 9.00% 11/1/13                            775,000        794,375
   # Uno Restaurant 144A
          10.00% 2/15/11                                 450,000        349,875

                                                       Principal       Market
                                                         Amount         Value
                                                        (U.S. $)      (U.S. $)

________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Consumer Cyclical (continued)
     Visteon
          7.00% 3/10/14                              $  175,000    $    143,500
          8.25% 8/1/10                                  650,000         601,250
     Warnaco 8.875% 6/15/13                             590,000         605,488
                                                                   ____________

                                                                      9,287,583
                                                                   ____________
Consumer Non-Cyclical - 10.53%
   # Angiotech Pharmaceuticals
          144A 7.75% 4/1/14                             650,000         632,125
     Biovail 7.875% 4/1/10                            1,600,000       1,631,999
     Constellation Brands
          8.125% 1/15/12                                500,000         517,500
     Cott Beverages 8.00% 12/15/11                      920,000         933,800
     Dole Food 8.875% 3/15/11                           625,000         587,500
   # Healthsouth 144A 10.75% 6/15/16                    750,000         720,000
     Ingles Markets 8.875% 12/1/11                      700,000         735,000
   # Le-Natures 144A
          10.00% 6/15/13                                485,000         516,525
     Marsh Supermarkets
          8.875% 8/1/07                                 275,000         274,313
     National Beef Packing
          10.50% 8/1/11                                 825,000         860,063
   # Penhall International 144A
          12.00% 8/1/14                                 400,000         415,000
     Pilgrim's Pride 9.625% 9/15/11                     775,000         815,688
     Pinnacle Foods 8.25% 12/1/13                       575,000         566,375
     Playtex Products 9.375% 6/1/11                     915,000         959,605
   # Reynolds American 144A
          7.875% 5/15/09                                350,000         364,904
     True Temper Sports
          8.375% 9/15/11                                480,000         438,000
     Warner Chilcott 8.75% 2/1/15                       700,000         698,250
                                                                   ____________

                                                                     11,666,647
                                                                   ____________
Energy - 6.13%
   # Basic Energy Service 144A
          7.125% 4/15/16                                225,000         210,938
     Bluewater Finance 10.25% 2/15/12                   550,000         562,375
   # Brigham Exploration 144A
          9.625% 5/1/14                                 225,000         222,188
     Compton Petroleum Finance
          7.625% 12/1/13                                325,000         314,438
     Copano Energy 8.125% 3/1/16                        225,000         227,250
     El Paso Natural Gas 7.625% 8/1/10                  310,000         316,975
   # El Paso Performance Linked Trust
          144A 7.75% 7/15/11                            400,000         404,500
     El Paso Production Holding
          7.75% 6/1/13                                  700,000         714,874
   # Hilcorp Energy 144A 9.00% 6/1/16                   625,000         649,999
     Inergy Finance
          6.875% 12/15/14                               425,000         402,688
          8.25% 3/1/16                                  200,000         205,000
   # MarkWest Energy 144A
          8.50% 7/15/16                                 125,000         126,875
   # PetroHawk Energy 144A
          9.125% 7/15/13                                800,000         821,999
   ~ Secunda International
          13.507% 9/1/12                                570,000         599,213
     Tennessee Gas Pipeline
          8.375% 6/15/32                                270,000         295,494
   # VeraSun Energy 144A
          9.875% 12/15/12                               290,000         310,300
     Whiting Petroleum 7.25% 5/1/13                     410,000         408,975
                                                                   ____________

                                                                      6,794,081
                                                                   ____________
Finance & Investments - 0.49%
     FINOVA Group 7.50% 11/15/09                      1,851,300         546,134
                                                                   ____________

                                                                       546,134
                                                                   ____________
Media - 9.15%
   } Adelphia Communications
          8.125% 12/15/06                               800,000         470,000
   # Affinion Group 144A
          11.50% 10/15/15                               250,000         251,875
     Charter Communications Holdings
          11.125% 1/15/11                               525,000         380,625
          13.50% 1/15/11                              1,465,000       1,120,725
 ~# Cleveland Unlimited 144A
          13.579% 12/15/10                              325,000         347,750
     CSC Holdings
          8.125% 7/15/09                                235,000         241,756
          8.125% 8/15/09                                900,000         925,875
     Insight Midwest 10.50% 11/1/10                   1,720,000       1,797,400
     Lodgenet Entertainment
          9.50% 6/15/13                               1,115,000       1,193,050
     Mediacom Capital 9.50% 1/15/13                   1,250,000       1,271,875
     RH Donnelley 8.875% 1/15/16                        650,000         650,813
     Sheridan Group 10.25% 8/15/11                      350,000         355,250
     Vertis 10.875% 6/15/09                             215,000         214,194
     Warner Music Group
          7.375% 4/15/14                                945,000         916,650
                                                                   ____________

                                                                     10,137,838
                                                                   ____________
Real Estate - 1.86%
     American Real Estate Partners
          8.125% 6/1/12                               1,025,000       1,045,500
     BF Saul REIT 7.50% 3/1/14                          845,000         870,350
   # Rouse 144A 6.75% 5/1/13                            150,000         149,261
                                                                   ____________

                                                                      2,065,111
                                                                   ____________


                                                               (continues)     9

Statement of net assets

Delaware High-Yield Opportunities Fund


                                                       Principal       Market
                                                         Amount         Value
                                                        (U.S. $)      (U.S. $)

________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Services Cyclical - 12.83%
     Adesa 7.625% 6/15/12                            $  875,000    $    864,063
     American Airlines 7.377% 5/23/19                   308,143         277,329
     Corrections Corporation of America
          7.50% 5/1/11                                1,025,000       1,040,374
     FTI Consulting 7.625% 6/15/13                      675,000         685,125
   # Galaxy Entertainment Finance
          144A 9.875% 12/15/12                        1,305,000       1,370,249
     Gaylord Entertainment
          8.00% 11/15/13                                610,000         621,438
   { H-Lines Finance Holding
          11.00% 4/1/13                               1,162,000       1,013,845
   # Hertz 144A
          8.875% 1/1/14                                 445,000         466,138
          10.50% 1/1/16                                 180,000         196,650
     Horizon Lines 9.00% 11/1/12                        421,000         430,473
     Kansas City Southern Railway
          9.50% 10/1/08                                 775,000         815,688
   # Knowledge Learning 144A
          7.75% 2/1/15                                  580,000         536,500
     Mandalay Resort Group
          9.50% 8/1/08                                  915,000         969,900
     OMI 7.625% 12/1/13                               1,170,000       1,181,699
   # Pokagon Gaming Authority
          144A 10.375% 6/15/14                          600,000         630,000
     Royal Caribbean Cruises
          7.25% 3/15/18                                 220,000         215,383
     Seabulk International
          9.50% 8/15/13                                 465,000         516,150
     Stena 9.625% 12/1/12                               675,000         732,375
   { Town Sports International
          11.00% 2/1/14                                 550,000         437,250
     Wheeling Island Gaming
          10.125% 12/15/09                            1,175,000       1,219,062
                                                                   ____________

                                                                     14,219,691
                                                                   ____________
Services Non-Cyclical - 6.60%
     Aleris International
          9.00% 11/15/14                                520,000         587,600
     Allied Waste North America
          9.25% 9/1/12                                  675,000         720,563
     Brickman Group 11.75% 12/15/09                     290,000         313,200
     Casella Waste Systems
          9.75% 2/1/13                                1,200,000       1,266,000
   # CRC Health 144A 10.75% 2/1/16                      805,000         821,100
     Geo Subordinate 11.00% 5/15/12                     805,000         813,050
     US Oncology 10.75% 8/15/14                         880,000         959,200
   { Vanguard Health Holding
          11.25% 10/1/15                              1,680,000       1,197,000
   # WCA Waste 144A 9.25% 6/15/14                       625,000         639,063
                                                                   ____________

                                                                      7,316,776
                                                                   ____________
Technology & Electronics - 2.35%
     MagnaChip Semiconductor
          8.00% 12/15/14                              1,625,000       1,084,688
     STATS ChipPAC 7.50% 7/19/10                        650,000         635,375
     Sungard Data Systems
          10.25% 8/15/15                                600,000         611,250
  ~# UGS Capital II PIK 144A
          10.38% 6/1/11                                 275,000         273,625
                                                                   ____________

                                                                      2,604,938
                                                                   ____________
Telecommunications - 10.64%
  ++ Allegiance Telecommunication
          11.75% 2/15/08                                255,000         113,475
     American Tower 7.125% 10/15/12                     665,000         671,650
     Cincinnati Bell 8.375% 1/15/14                   1,110,000       1,093,350
   # Digicel Limited 144A 9.25% 9/1/12                  700,000         733,250
   # Hughes Network Systems 144A
          9.50% 4/15/14                                 675,000         675,000
   { Inmarsat Finance
          10.375% 11/15/12                            1,450,000       1,246,999
   # Intelsat Bermuda 144A
          11.25% 6/15/16                                775,000         786,625
     Intelsat Subsidiary Holding
          8.625% 1/15/15                                425,000         422,875
     iPCS 11.50% 5/1/12                                 200,000         225,000
   ~ IWO Holdings 9.257% 1/15/12                        125,000         129,688
   # Mobile Service Group 144A
          9.75% 8/1/14                                  475,000         483,313
   # Nordic Telephone Company
          Holdings 144A 8.875% 5/1/16                   375,000         388,125
     Rural Cellular
          9.875% 2/1/10                                 600,000         624,000
   ~ 10.899% 11/1/12                                    415,000         431,600
   # Telcordia Technologies 144A
          10.00% 3/15/13                                900,000         724,500
     Triton Communications
          9.375% 2/1/11                                 670,000         494,125
   ~ US LEC 13.62% 10/1/09                              325,000         346,938
   # Vimpel Communication 144A
          8.25% 5/23/16                                 500,000         498,750
   # Wind Acquisition 144A
          10.75% 12/1/15                              1,070,000       1,158,274
   # Windstream 144A 8.625% 8/1/16                      525,000         548,625
                                                                   ____________

                                                                     11,796,162
                                                                   ____________
Utilities - 4.50%
++~# Calpine 144A 9.90% 7/15/07                         606,050         601,505
     Elwood Energy 8.159% 7/5/26                        759,656         831,357
     Midwest Generation
          8.30% 7/2/09                                  684,310         692,864
          8.75% 5/1/34                                  645,000         689,344

                                                       Principal       Market
                                                         Amount         Value
                                                        (U.S. $)      (U.S. $)

________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Utilities (continued)
     Mirant Americas Generation
          8.30% 5/1/11                             $  1,150,000    $  1,126,999
     Orion Power Holdings
          12.00% 5/1/10                                 655,000         751,613
   # Tenaska Alabama Partners 144A
          7.00% 6/30/21                                 293,171         290,055
=++# USGen New England 144A
          7.459% 1/2/15                                   5,630           3,800
                                                                   ____________

                                                                      4,987,537
                                                                   ____________
Total Corporate Bonds

     (cost $103,619,118)                                            102,231,881
                                                                   ____________

________________________________________________________________________________

Emerging Markets Bonds - 1.24%
________________________________________________________________________________

   # C&M Finance 144A 8.10% 2/1/16                      250,000         237,333
     Republic of El Salvador
          7.65% 6/15/35                                 555,000         562,770
     Venezuela Government
          6.00% 12/9/20                                 640,000         578,560
                                                                   ____________
Total Emerging Markets Bonds

     (cost $1,389,568)                                                1,378,663
                                                                   ____________

                                                       Number of
                                                        Shares
________________________________________________________________________________

Common Stock - 1.10%
________________________________________________________________________________

@=+|| Avado Brands                                          906             852
     B&G Foods                                            2,000          33,400
   + Foster Wheeler                                      14,383         548,558
   + Mirant                                              20,559         546,253
   + Petrojarl ADR                                        1,491           9,477
   + Petroleum Geo-Services ADR                           1,491          82,109
                                                                   ____________
Total Common Stock

     (cost $711,641)                                                  1,220,649
                                                                   ____________

________________________________________________________________________________

Warrants - 0.00%
________________________________________________________________________________

  +# Solutia 144A, exercise price $7.59,
          expiration date 7/15/09                           450               0
                                                                   ____________
Total Warrants

     (cost $38,281)                                                           0
                                                                   ____________

________________________________________________________________________________

Repurchase Agreements - 3.31%
________________________________________________________________________________

     With BNP Paribas 5.22%
          8/1/06 (dated 7/31/06,
          to be repurchased at
          $1,941,281, collateralized
          by $1,181,000 U.S. Treasury
          Bills due 1/25/07, market
          value $1,152,264, $587,000
          U.S. Treasury Notes 3.375%
          due 9/15/09, market value
          $567,987 and $246,000
          U.S. Treasury Notes 6.00%
          due 8/15/09, market value
          $259,953)                                   1,941,000       1,941,000

     With Cantor Fitzgerald 5.22%
          8/1/06 (dated 7/31/06, to be
          repurchased at $984,143,
          collateralized by $148,000
          U.S. Treasury Notes 3.00%
          due 2/15/09, market value
          $142,879, $111,000 U.S.
          Treasury Notes 3.625%
          due 7/15/09, market value
          $107,600, $246,000 U.S.
          Treasury Notes 3.875%
          due 5/15/09, market value
          $241,168, $246,000 U.S.
          Treasury Notes 5.50%
          due 5/15/09, market value
          $252,589 and $246,000
          U.S. Treasury Notes 6.00%
          due 8/15/09, market value
          $259,953)                                     984,000         984,000

     With UBS Warburg 5.20%
          8/1/06 (dated 7/31/06, to be
          repurchased at $738,107,
          collateralized by $768,000
          U.S. Treasury Notes 3.875%
          due 5/15/09, market value
          $753,158)                                     738,000         738,000
                                                                   ____________
Total Repurchase Agreements
     (cost $3,663,000)                                                3,663,000
                                                                   ____________


                                                              (continues)     11

Statement of net assets


Delaware High-Yield Opportunities Fund


________________________________________________________________________________

________________________________________________________________________________

Total Market Value of Securities - 98.86%

     (cost $110,616,556)                                           $109,568,629

Receivables and Other Assets Net
     of Liabilities - 1.14%                                           1,259,520
                                                                   ____________

Net Assets Applicable to 25,997,878
     Shares Outstanding - 100.00%                                  $110,828,149
                                                                   ____________

Net Asset Value - Delaware High-Yield Opportunities
     Fund Class A ($63,405,416 / 14,874,226 Shares)                       $4.26
                                                                          _____

Net Asset Value - Delaware High-Yield Opportunities
     Fund Class B ($13,597,212 / 3,191,301 Shares)                        $4.26
                                                                          _____

Net Asset Value - Delaware High-Yield Opportunities
     Fund Class C ($16,285,008 / 3,818,693 Shares)                        $4.26
                                                                          _____

Net Asset Value - Delaware High-Yield Opportunities
     Fund Class R ($3,703,449 / 867,256 Shares)                           $4.27
                                                                          _____

Net Asset Value - Delaware High-Yield Opportunities
     Fund Institutional Class ($13,837,064 / 3,246,402
     Shares)                                                              $4.26
                                                                          _____

Components of Net Assets at July 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $116,782,740
Distributions in excess of net investment income                            (59)
Accumulated net realized loss on investments                         (4,906,605)
Net unrealized depreciation of investments                           (1,047,927)
                                                                   ____________

Total net assets                                                   $110,828,149
                                                                   ____________


+ Non-income producing security for the year ended July 31, 2006.

++ Non-income producing security. Security is currently in default.

~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2006, the aggregate amount of Rule 144A securities equaled $23,738,536, which represented 21.42% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

|| Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At July 31, 2006, the aggregate amount of the restricted security equaled $852 or 0.00% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

{ Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

= Security is being fair valued in accordance with the Fund's fair valuation policy. At July 31, 2006, the aggregate amount of fair valued securities equaled $27,891, which represented 0.03% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

@ Illiquid security. At July 31, 2006, the aggregate amount of illiquid securities equaled $24,091, which represented 0.02% of the Fund's net assets. See Note 7 in "Notes to Financial Statements."

} Security is currently in default. The issue has missed the maturity date.
  Bankruptcy proceedings are in the process to determine distribution of assets. The date listed is the estimate of when the proceedings will be finalized.


Summary of Abbreviations:

ADR - American Depositary Receipt
CBO - Collateralized Bond Obligation
PIK - Pay-in-Kind
REIT - Real Estate Investment Trust


Net Asset Value and Offering Price per Share - Delaware High-Yield
     Opportunities Fund

Net asset value Class A (A)                                               $4.26
Sales charge (4.50% of offering price) (B)                                 0.20
                                                                          _____

Offering price                                                            $4.46
                                                                          _____


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement of operations


Delaware High-Yield Opportunities Fund

Year Ended July 31, 2006

Investment Income:

     Interest                                                                                       $10,023,927
     Dividends                                                                                           14,752      $10,038,679
                                                                                                    ___________      ___________


Expenses:

     Management fees                                                                                    763,089
     Distribution expenses - Class A                                                                    215,503
     Distribution expenses - Class B                                                                    151,683
     Distribution expenses - Class C                                                                    169,256
     Distribution expenses - Class R                                                                     17,146
     Dividend disbursing and transfer agent fees and expenses                                           207,874
     Registration fees                                                                                   63,477
     Accounting and administration expenses                                                              47,336
     Legal and professional fees                                                                         25,689
     Reports and statements to shareholders                                                              25,620
     Custodian fees                                                                                      10,484
     Trustees' fees                                                                                       6,227
     Pricing fees                                                                                         5,306
     Insurance fees                                                                                       3,094
     Taxes (other than taxes on income)                                                                     603
     Other                                                                                                7,364        1,719,751
                                                                                                    ___________
     Less expenses absorbed or waived                                                                                   (190,468)
     Less waiver of distribution expenses - Class R                                                                       (2,858)
     Less expense paid indirectly                                                                                           (961)
                                                                                                                     ___________

     Total operating expenses                                                                                          1,525,464
                                                                                                                     ___________

Net Investment Income                                                                                                  8,513,215
                                                                                                                     ___________

Net Realized and Unrealized Loss on Investments:

     Net realized loss on investments                                                                                    (47,672)
     Net change in unrealized appreciation/depreciation of investments                                                (2,476,130)
                                                                                                                     ___________

Net Realized and Unrealized Loss on Investments                                                                       (2,523,802)
                                                                                                                     ___________

Net Increase in Net Assets Resulting from Operations                                                                 $ 5,989,413
                                                                                                                     ___________


See accompanying notes

Statements of changes in net assets


Delaware High-Yield Opportunities Fund


                                                                                                            Year Ended
                                                                                                      7/31/06          7/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                         $  8,513,215     $  6,467,649
     Net realized gain (loss) on investments                                                            (47,672)       3,043,673
     Net change in unrealized appreciation/depreciation of investments                               (2,476,130)         637,493
                                                                                                   ____________     ____________

     Net increase in net assets resulting from operations                                             5,989,413       10,148,815
                                                                                                   ____________     ____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                    (5,485,597)      (4,849,108)
          Class B                                                                                    (1,054,790)      (1,128,412)
          Class C                                                                                    (1,177,168)        (933,276)
          Class R                                                                                      (214,464)         (46,738)
          Institutional Class                                                                          (844,522)        (281,747)
                                                                                                   ____________     ____________

                                                                                                     (8,776,541)      (7,239,281)
                                                                                                   ____________     ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                    34,354,450       70,584,839
          Class B                                                                                     2,092,236        5,349,318
          Class C                                                                                     5,268,964       12,078,605
          Class R                                                                                     2,306,896        2,031,372
          Institutional Class                                                                         6,327,418        6,748,592

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                     3,905,915        3,385,760
          Class B                                                                                       449,109          467,373
          Class C                                                                                       623,802          533,685
          Class R                                                                                       210,938           43,848
          Institutional Class                                                                           644,516          242,707
                                                                                                   ____________     ____________

                                                                                                     56,184,244      101,466,099
                                                                                                   ____________     ____________

     Cost of shares repurchased:
          Class A                                                                                   (56,093,384)     (37,336,171)
          Class B                                                                                    (5,212,040)      (4,728,835)
          Class C                                                                                    (6,694,409)      (4,258,285)
          Class R                                                                                      (787,376)         (66,598)
          Institutional Class                                                                          (865,281)        (251,115)
                                                                                                   ____________     ____________

                                                                                                    (69,652,490)     (46,641,004)
                                                                                                   ____________     ____________

Increase (decrease) in net assets derived from capital share transactions                           (13,468,246)      54,825,095
                                                                                                   ____________     ____________

Net Increase (Decrease) in Net Assets                                                               (16,255,374)      57,734,629

Net Assets:

     Beginning of year                                                                              127,083,523       69,348,894
                                                                                                   ____________     ____________

     End of year (including distributions in excess of net investment income of $59                $110,828,149     $127,083,523
                                                                                                   ____________     ____________
     and $59, respectively)


See accompanying notes

Financial highlights


Delaware High-Yield Opportunities Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                                     ________________________________________________________

                                                                     7/31/06     7/31/05     7/31/04     7/31/03     7/31/02
_____________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $4.360      $4.210      $3.970      $3.420      $3.950

Income (loss) from investment operations:

Net investment income (1)                                              0.319       0.292       0.335       0.377       0.344
Net realized and unrealized gain (loss) on investments                (0.090)      0.184       0.243       0.532      (0.488)
                                                                      ______      ______      ______      ______      ______

Total from investment operations                                       0.229       0.476       0.578       0.909      (0.144)
                                                                      ______      ______      ______      ______      ______
Less dividends and distributions from:

Net investment income                                                 (0.329)     (0.326)     (0.338)     (0.359)     (0.386)
                                                                      ______      ______      ______      ______      ______

Total dividends and distributions                                     (0.329)     (0.326)     (0.338)     (0.359)     (0.386)
                                                                      ______      ______      ______      ______      ______

Net asset value, end of period                                        $4.260      $4.360      $4.210      $3.970      $3.420
                                                                      ______      ______      ______      ______      ______

Total return (2)                                                       5.49%      11.61%      14.97%      28.02%      (3.87%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $63,405     $82,988     $44,428     $29,385     $14,767
Ratio of expenses to average net assets                                1.13%       1.16%       1.13%       1.13%       1.13%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly          1.29%       1.28%       1.38%       1.56%       1.44%
Ratio of net investment income to average net assets                   7.42%       6.68%       8.05%      10.36%       9.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly          7.26%       6.56%       7.80%       9.93%       8.74%
Portfolio turnover                                                      151%        229%        644%        832%        609%
_____________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     15

Financial highlights


Delaware High-Yield Opportunities Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                                     _________________________________________________________

                                                                     7/31/06     7/31/05     7/31/04     7/31/03     7/31/02
______________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $4.360      $4.210      $3.970      $3.420      $3.960

Income (loss) from investment operations:

Net investment income (1)                                              0.289       0.262       0.305       0.352       0.317
Net realized and unrealized gain (loss) on investments                (0.090)      0.184       0.244       0.532      (0.498)
                                                                      ______      ______      ______      ______      ______

Total from investment operations                                       0.199       0.446       0.549       0.884      (0.181)
                                                                      ______      ______      ______      ______      ______

Less dividends and distributions from:

Net investment income                                                 (0.299)     (0.296)     (0.309)     (0.334)     (0.359)
                                                                      ______      ______      ______      ______      ______

Total dividends and distributions                                     (0.299)     (0.296)     (0.309)     (0.334)     (0.359)
                                                                      ______      ______      ______      ______      ______

Net asset value, end of period                                        $4.260      $4.360      $4.210      $3.970      $3.420
                                                                      ______      ______      ______      ______      ______

Total return (2)                                                       4.75%      10.85%      14.19%      27.14%      (4.80%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $13,597     $16,661     $15,015     $15,464      $9,435
Ratio of expenses to average net assets                                1.83%       1.86%       1.83%       1.83%       1.83%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly          1.99%       1.98%       2.08%       2.26%       2.14%
Ratio of net investment income to average net assets                   6.72%       5.98%       7.35%       9.66%       8.35%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly          6.56%       5.86%       7.10%       9.23%       8.04%
Portfolio turnover                                                      151%        229%        644%        832%        609%
______________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware High-Yield Opportunities Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                                     _________________________________________________________

                                                                     7/31/06     7/31/05     7/31/04     7/31/03     7/31/02
______________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $4.360      $4.210      $3.970      $3.420      $3.960

Income (loss) from investment operations:

Net investment income (1)                                              0.289       0.262       0.305       0.352       0.317
Net realized and unrealized gain (loss) on investments                (0.090)      0.184       0.243       0.532      (0.498)
                                                                      ______      ______      ______      ______      ______

Total from investment operations                                       0.199       0.446       0.548       0.884      (0.181)
                                                                      ______      ______      ______      ______      ______

Less dividends and distributions from:

Net investment income                                                 (0.299)     (0.296)     (0.308)     (0.334)     (0.359)
                                                                      ______      ______      ______      ______      ______

Total dividends and distributions                                     (0.299)     (0.296)     (0.308)     (0.334)     (0.359)
                                                                      ______      ______      ______      ______      ______

Net asset value, end of period                                        $4.260      $4.360      $4.210      $3.970      $3.420
                                                                      ______      ______      ______      ______      ______

Total return (2)                                                       4.75%      10.84%      14.16%      27.13%      (4.80%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $16,285     $17,474      $8,824      $5,916      $2,905
Ratio of expenses to average net assets                                1.83%       1.86%       1.83%       1.83%       1.83%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly          1.99%       1.98%       2.08%       2.26%       2.14%
Ratio of net investment income to average net assets                   6.72%       5.98%       7.35%       9.66%       8.35%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly          6.56%       5.86%       7.10%       9.23%       8.04%
Portfolio turnover                                                      151%        229%        644%        832%        609%
______________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     17

Financial highlights


Delaware High-Yield Opportunities Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                          Year Ended              6/2/03 (1)
                                                               ________________________________       to

                                                               7/31/06     7/31/05     7/31/04     7/31/03
_____________________________________________________________________________________________________________

Net asset value, beginning of period                            $4.370      $4.210      $3.970      $3.960

Income (loss) from investment operations:

Net investment income (2)                                        0.310       0.279       0.322       0.050
Net realized and unrealized gain (loss) on investments          (0.090)      0.194       0.242       0.010
                                                                ______      ______      ______      ______

Total from investment operations                                 0.220       0.473       0.564       0.060
                                                                ______      ______      ______      ______

Less dividends and distributions from:

Net investment income                                           (0.320)     (0.313)     (0.324)     (0.050)
                                                                ______      ______      ______      ______

Total dividends and distributions                               (0.320)     (0.313)     (0.324)     (0.050)
                                                                ______      ______      ______      ______

Net asset value, end of period                                  $4.270      $4.370      $4.210      $3.970
                                                                ______      ______      ______      ______

Total return (3)                                                 5.27%      11.52%      14.55%       1.49%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $3,704      $2,030         $16          $-
Ratio of expenses to average net assets                          1.33%       1.46%       1.43%       1.43%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly    1.59%       1.58%       1.68%       2.25%
Ratio of net investment income to average net assets             7.22%       6.38%       7.75%       9.57%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly    6.96%       6.26%       7.50%       8.75%
Portfolio turnover                                                151%        229%        644%        832%
_____________________________________________________________________________________________________________

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the year ended July
    31, 2004 and the period ended July 31, 2003.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware High-Yield Opportunities Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                                     _________________________________________________________

                                                                     7/31/06     7/31/05     7/31/04     7/31/03     7/31/02
______________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $4.360      $4.210      $3.970      $3.420      $3.950

Income (loss) from investment operations:

Net investment income (1)                                              0.332       0.306       0.347       0.388       0.355
Net realized and unrealized gain (loss) on investments                (0.090)      0.184       0.244       0.532      (0.487)
                                                                      ______      ______      ______      ______      ______

Total from investment operations                                       0.242       0.490       0.591       0.920      (0.132)
                                                                      ______      ______      ______      ______      ______

Less dividends and distributions from:

Net investment income                                                 (0.342)     (0.340)     (0.351)     (0.370)     (0.398)
                                                                      ______      ______      ______      ______      ______

Total dividends and distributions                                     (0.342)     (0.340)     (0.351)     (0.370)     (0.398)
                                                                      ______      ______      ______      ______      ______

Net asset value, end of period                                        $4.260      $4.360      $4.210      $3.970      $3.420
                                                                      ______      ______      ______      ______      ______

Total return (2)                                                       5.80%      11.96%      15.33%      28.40%      (3.57%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $13,837      $7,931      $1,066      $3,316      $2,569
Ratio of expenses to average net assets                                0.83%       0.86%       0.83%       0.83%       0.83%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly          0.99%       0.98%       1.08%       1.26%       1.14%
Ratio of net investment income to average net assets                   7.72%       6.98%       8.35%      10.66%       9.35%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly          7.56%       6.86%       8.10%      10.23%       9.04%
Portfolio turnover                                                      151%        229%        644%        832%        609%
______________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware High-Yield Opportunities Fund

July 31, 2006


Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four Series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that, a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through November 30, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At July 31, 2006, the Fund had liabilities payable to affiliates as follows

Investment management fee payable to DMC                               $34,037
Dividend disbursing, transfer agent,
     accounting and administration fees and
     other expenses payable to DSC                                      21,651
Distribution fee payable to DDLP                                        42,435
Other expenses payable to DMC and affiliates*                            3,249

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2006, the Fund was charged $6,762 for internal legal services provided by DMC.

For the year ended July 31, 2006, DDLP earned $30,988 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2006, DDLP received gross contingent deferred sales charge commissions of $5,769, $47,652 and $5,948 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2006, the Fund made purchases of $170,947,619 and sales of $181,531,401 of investment securities other than short-term investments.

At July 31, 2006, the cost of investments for federal income tax purposes was $111,126,603. At July 31, 2006, net unrealized depreciation was $1,557,974, of which $1,981,514 related to unrealized appreciation of investments and $3,539,488 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2006 and 2005 was as follows:



                                                              Year Ended
                                                        7/31/06        7/31/05
                                                        _______        _______

Ordinary income                                       $8,776,541     $7,239,281

As of July 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                     $116,782,740
Other temporary differences                                                (59)
Capital loss carryforwards                                          (4,396,558)
Unrealized depreciation of investments                              (1,557,974)
                                                                  ____________

Net assets                                                        $110,828,149
                                                                  ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on paydowns of mortgage- and asset-backed securities and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2006, the Fund recorded the following reclassifications.

Undistributed net investment income                                   $263,326
Accumulated net realized gain (loss)                                  (263,326)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2006 will expire as follows: $3,971,857 expires in 2010 and $424,701 expires in 2014.


                                                              (continues)     21

Notes to financial statements


Delaware High-Yield Opportunities Fund


5. Capital Shares

Transactions in capital shares were as follows:


                                                             Year Ended

                                                        7/31/06       7/31/05
Shares sold:
     Class A                                           8,017,272    16,251,597
     Class B                                             486,900     1,232,222
     Class C                                           1,225,582     2,768,340
     Class R                                             536,316       466,102
     Institutional Class                               1,478,455     1,566,148

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                             912,687       779,426
     Class B                                             104,992       107,654
     Class C                                             145,725       122,839
     Class R                                              49,237        10,143
     Institutional Class                                 150,666        55,865
                                                     ___________   ___________

                                                      13,107,832    23,360,336
                                                     ___________   ___________

Shares repurchased:
     Class A                                         (13,077,892)   (8,568,072)
     Class B                                          (1,220,940)   (1,088,072)
     Class C                                          (1,556,900)     (983,589)
     Class R                                            (183,002)      (15,381)
     Institutional Class                                (201,040)      (57,219)
                                                     ___________   ___________

                                                     (16,239,774)  (10,712,333)
                                                     ___________   ___________

Net increase (decrease)                               (3,131,942)   12,648,003
                                                     ___________   ___________

For the years ended July 31, 2006 and 2005, 87,453 Class B shares were converted to 87,415 Class A shares valued at $373,970 and 84,575 Class B shares were converted to 84,507 Class A shares valued at $368,395, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2006, or at any time during the year.

7. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2006, the Fund designates distributions paid during the year as follows:

        (A)                            (B)
 Long-Term Capital               Ordinary Income                   Total
 Gain Distributions               Distributions                Distributions
    (Tax Basis)                    (Tax Basis)*                 (Tax Basis)
____________________            _________________             _______________

         0%                            100%                        100%

(A) and (B) are based on a percentage of the Fund's total distributions.

*For the fiscal year ended July 31, 2006, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2006, the Delaware High-Yield Opportunities Fund has designated a maximum distribution of $8,763,973 of Qualified Interest Income.

Report of independent registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware High-Yield
Opportunities Fund

We have audited the accompanying statement of net assets of Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group Income Funds) (the "Fund") as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware High-Yield Opportunities Fund series of Delaware Group Income Funds at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
September 13, 2006

Other Fund information


Delaware High-Yield Opportunities Fund


Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware High-Yield Opportunities Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and five year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three year period was in the first quartile. The Board was satisfied with such performance.

Other Fund information


Delaware High-Yield Opportunities Fund


Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through November 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                  Number of
                                                                                                Porfolios in            Other
       Name,                                                                                    Fund Complex        Directorships
      Address,           Position(s) Held       Length of           Principal Occupation(s)      Overseen by           Held by
   and Birth Date          with Fund(s)        Time Served            During Past 5 Years     Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,        Chairman and Trustee   Patrick P. Coyne has served in      83                 None
 2005 Market Street      President,       since August 16, 2006    various executive capacities
  Philadelphia, PA     Chief Executive                                at different times at
     19103             Officer, and            President and        Delaware Investments.(2)
                           Trustee        Chief Executive Officer
   April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett        Trustee                 Since                Private Investor -             83                 None
2005 Market Street                              March 2005            (March 2004-Present)
 Philadelphia, PA
     19103                                                              Investment Manager -
                                                                      Morgan Stanley & Co.
  October 4, 1947                                                   (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry            Trustee                 Since                    President -                83               Director -
 2005 Market Street                            January 2001         Franklin & Marshall College                     Community Health
  Philadelphia, PA                                                      (June 2002-Present)                              Systems
     19103
                                                                      Executive Vice President -                        Director -
   May 28, 1960                                                      University of Pennsylvania                       Allied Barton
                                                                       (April 1995-June 2002)                      Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee                 Since          Founder and Managing Director -      83                 None
2005 Market Street                              April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                     (Strategic Consulting)
     19103                                                                (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee                 Since             Chief Investment Officer -        83                 None
 2005 Market Street                             March 2005                Assurant, Inc.
  Philadelphia, PA                                                         (Insurance)
     19103                                                                 (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

  Ann R. Leven            Trustee                 Since                        Owner -                83         Director and Audit
2005 Market Street                            September 1989               ARL Associates,                           Committee
 Philadelphia, PA                                                     Strategic Financial Planning                  Chairperson -
     19103                                                                 Consulting Firm                    Andy Warhol Foundation
                                                                           (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                  Number of
                                                                                                Porfolios in            Other
       Name,                                                                                    Fund Complex         Directorships
      Address,           Position(s) Held       Length of            Principal Occupation(s)     Overseen by            Held by
   and Birth Date          with Fund(s)        Time Served             During Past 5 Years    Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison        Trustee                 Since                President and Chief            83              Director -
 2005 Market Street                              May 1999             Executive Officer -                          Banner Health
  Philadelphia, PA                                                     MLM Partners, Inc.
     19103                                                          (Small Business Investing                         Director-
                                                                          and Consulting)                         CenterPoint Energy
  February 25, 1936                                                   (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                       Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans         Trustee                 Since                   Vice President              83                 None
2005 Market Street                              April 1999            (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
     19103                                                            (January 2006-Present)
                                                                         3M Corporation
   July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher        Trustee                 Since                     Founder -                 83         Director and Audit
 2005 Market Street                             March 2005             Investor Analytics                         Committee Member -
 Philadelphia, PA                                                       (Risk Management)                        Investor Analytics
     19103                                                             (May 1999-Present)
                                                                                                                 Director and Audit
   July 3, 1940                                                             Founder -                             Committee Member -
                                                                     Sutton Asset Management                         Oxigene, Inc.
                                                                          (Hedge Fund)
                                                                     (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

 Michael P. Bishof           Senior            Chief Financial   Michael P. Bishof has served in      83               None(3)
 2005 Market Street       Vice President        Officer since     various executive capacities
  Philadelphia, PA            and               February 2005        at different times at
      19103              Chief Financial                              Delaware Investments.
                            Officer
  August 18, 1962
____________________________________________________________________________________________________________________________________

  David F. Connor         Vice President,    Vice President since  David F. Connor has served as      83               None(3)
 2005 Market Street       Deputy General      September 21, 2000     Vice President and Deputy
  Philadelphia, PA           Counsel,           and Secretary            General Counsel of
     19103                and Secretary              since               Delaware Investments
                                                  October 2005               since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor          Senior Vice    Senior Vice President,    David P. O'Connor has served     83               None(3)
2005 Market Street          President,      General Counsel, and    in various executive and legal
  Philadelphia, PA       General Counsel,    Chief Legal Officer   capacities at different times at
     19103                   and Chief            since                  Delaware Investments.
                           Legal Officer       October 2005
 February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor          Senior Vice           Treasurer         John J. O'Connor has served in     83               None(3)
2005 Market Street        President and            since            various executive capacities
  Philadelphia, PA          Treasurer          February 2005           at different times at
     19103                                                              Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Mr. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization


This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of trustees

Patrick P. Coyne

Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment Manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax (R) Online (SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.


[DELAWARE INVESTMENTS LOGO]



(838)                                                         Printed in the USA
AR-137 [7/06] CGI 9/06                                     MF-06-08-025  PO11209

Item 2.  Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $76,800 for the fiscal year ended July 31, 2006.




____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $67,200 for the fiscal year ended July 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.


     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,900 for the fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,800 for the fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment
letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $201,280 and $343,860 for the registrant's fiscal years ended July 31, 2006 and July 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:  Delaware Group Income Funds


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    October 4, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    October 4, 2006

MICHAEL P. BISHOF
________________________________

By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    October 4, 2006